 ...............................................................................

[LOGO OF SENTINEL FUNDS APPEARS HERE]

             THE SENTINEL FUNDS

             National Life Drive                                     Prospectus
             Montpelier, Vermont 05604                        Dated May 4, 1998
             800-282-3863


 ...............................................................................

TABLE OF CONTENTS

Fund Expenses..................    3
Annual Fund Operating Expenses.    4
Financial Highlights...........    8
Purchase Options...............   14
The Funds......................   16
Investment Objectives and Poli-
 cies..........................   16
Further Information Relative to
 the Investment Practices of
 the Funds.....................   23
Management of the Funds........   27
Custodian......................   31
The Distributor................   31

Distribution Plans.............   31
How to Purchase Shares.........   33
How To Redeem Shares...........   39
Tax Deferred Retirement Plans..   44
Determination of Net Asset Val-
 ue............................   44
Dividends and Capital Gains
 Distributions.................   45
Taxes..........................   45
Shareholder Services...........   49
Performance Data...............   50
Organization of the Funds......   52
Appendix A--Description of Bond
 Ratings.......................   53
Applications

 ...............................................................................

EACH OF THE THIRTEEN FUNDS IN THE SENTINEL FAMILY OF FUNDS
(INDIVIDUALLY, A "FUND", AND COLLECTIVELY, THE "FUNDS") HAS A
SEPARATE INVESTMENT OBJECTIVE AND POLICIES. THE INVESTMENT
OBJECTIVES OF THE FUNDS ARE AS FOLLOWS:

 .SENTINEL U.S. TREASURY MONEY MARKET FUND (the "Money Market Fund") -- seeks as high a level of current income as is consistent with the safety of principal and the maintenance of liquidity, by investing solely in short-term direct obligations of the U.S. Treasury. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE; HOWEVER, THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

 .SENTINEL HIGH YIELD BOND FUND (the "High Yield Fund") -- seeks high current income and total return by investing primarily in lower rated corporate debt securities. THE HIGH YIELD FUND MAY INVEST WITHOUT LIMITATION IN LOWER QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS". INVESTORS IN THIS FUND SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. PLEASE REFER TO PAGES 24-25 FOR FURTHER INFORMATION ON THE RISKS OF INVESTING IN THESE SECURITIES.

 ...............................................................................

This Prospectus sets forth concisely the information about the Funds (as de-fined herein) that a prospective investor should know before investing. This Prospectus should be read carefully and retained for future reference. Addi-tional information about the Funds is contained in the Statement of Additional Information, dated May 4, 1998 (the "Statement of Additional Information"), which has been filed with the Securities and Exchange Commission. The State-ment of Additional Information is available upon request and without charge from Sentinel Group Funds, Inc. (the "Company") at the address or telephone number shown above. The Statement of Additional Information is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADE-QUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)  1
                                                                     Prospectus

 ...............................................................................

                 .SENTINEL COMMON STOCK FUND (the "Common Stock Fund") --
                  seeks a combination of long-term growth of capital and
                 income, current return and relatively low risk through
                 investment in common stocks of many well-established companies.

                 .SENTINEL BALANCED FUND (the "Balanced Fund") -- seeks a conservative combination of stability, income and long-term growth of capital through investments in both stocks and bonds, with at least 25% of its net assets in fixed-income senior securities.

                 .SENTINEL GROWTH FUND (the "Growth Fund") -- seeks long-term growth of capital through equity participation in companies having growth potential believed by Sentinel Advisors Company (the "Advisor") to be more favorable than that of the U.S. economy as a whole, with a focus on relatively well-established companies.

                 .SENTINEL SMALL COMPANY FUND (the "Small Company Fund") --
                  seeks long-term capital appreciation. Assets normally will be invested primarily in common stocks of small and medium-
                 sized corporations believed by the Advisor to have superior growth potential.

                 .SENTINEL WORLD FUND (the "World Fund") -- seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.

                 .SENTINEL BOND FUND (the "Bond Fund") -- seeks as high a level of continuing income as is consistent with the preservation of capital through investments primarily in investment grade fixed-income securities.

                 .SENTINEL GOVERNMENT SECURITIES FUND (the "Government Securities Fund") -- seeks as high a level of current income as is consistent with safety of principal through investments primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                 .SENTINEL SHORT MATURITY GOVERNMENT FUND (the "Short Maturity Government Fund") -- seeks as high a level of current income as is consistent with safety of principal through investments primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will invest at least 65% of its assets in such government securities which have an average maturity from 2 to 5 years.

                 .SENTINEL TAX-FREE INCOME FUND (the "Tax-Free Income
                 Fund") -- seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital through investments primarily in a diversified portfolio of investment grade municipal bonds.

                 .SENTINEL NEW YORK TAX-FREE INCOME FUND (the "New York Fund") -- seeks as high a level of current interest income exempt from federal and New York State and City personal income taxes as is consistent with liquidity and capital preservation.

                 .SENTINEL PENNSYLVANIA TAX-FREE TRUST (the "Pennsylvania Fund") -- seeks as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is consistent with liquidity and capital preservation.


2 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................


FUND EXPENSES

The following tables illustrate all expenses and fees that a shareholder of the Funds may expect to incur:

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)

CLASS A SHARES:

Sales Charge Imposed on Purchases --

Common Stock, Balanced, Growth, Small Company and World Funds.... 5.00% maximum
High Yield, Bond, Government Securities, Tax-Free Income, New
 York and Pennsylvania Funds..................................... 4.00% maximum
Short Maturity Government Fund................................... 1.00%
Money Market Fund................................................ None
Sales Charge Imposed on Reinvested Dividends..................... None
Redemption Fees.................................................. None/1/
Exchange Fees.................................................... None/2/

---------
/1/ If a shareholder chooses to redeem by means of a wire transfer, a wire charge not normally in excess of $25.00 will be assessed. In addition, a deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares made within two years of purchase, if they were purchased without an initial sales charge as part of an investment of $1,000,000 or more. See "How to Purchase Shares -- Class A Shares -- Sales Charges", below.
/2/ If a shareholder exchanges Class A shares of the Money Market Fund for Class
    A shares of another Fund, and such Money Market Fund shares were not acquired in an exchange from another Fund's Class A shares, then a fee equal to the sales charge imposed on purchases of the new Fund will be assessed.

CLASS B SHARES (available for the Common Stock, Balanced, Growth, Small
 Company, World, High Yield, Bond and Money Market Funds):

Sales Charge Imposed on Purchases.............................. None
Sales Charge Imposed on Reinvested Dividends................... None
Contingent Deferred Sales Charge ("CDSC")...................... 4.00% maximum/3/
Exchange Fees.................................................. None/4/

---------
/3/ The maximum CDSC is imposed on shares redeemed in the first year after purchase. For shares held longer than one year, the CDSC declines according to the schedules set forth under "How to Redeem Shares -- Class B Shares -- CDSC", below.
/4/ Class B shares may be exchanged only for Class B shares of the other Funds that offer Class B shares as of the date of the exchange.

CLASS C SHARES (available for the Common Stock, Balanced, World and High Yield Funds):

Sales Charge Imposed on Purchases..............................  None
Sales Charge Imposed on Reinvested Dividends...................  None
CDSC...........................................................  1.00% for one year after purchase
Exchange Fees..................................................  None/5/

---------
/5/ Class C shares may be exchanged only for Class C shares of the other Funds that offer Class C shares as of the date of the exchange, and for Class A shares of the Money Market Fund.


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)    3
                                                                      Prospectus

 ................................................................................

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

CLASS A:

                                           COMMON                  SMALL
                                           STOCK  BALANCED GROWTH COMPANY WORLD
                                            FUND    FUND    FUND   FUND   FUND
                                           ------ -------- ------ ------- -----
Management Fees...........................   .55%    .63%    .63%   .63%   .63%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a).................   .29     .30     .30    .30    .30
Other Expenses:
  Accounting and Administrative Costs.....   .04     .04     .04    .04    .04
  Other...................................   .17     .20     .35    .39    .35
Total Other Expenses......................   .21     .24     .39    .43    .39
                                            ----    ----    ----   ----   ----
Total Fund Operating Expenses Before
 Expense Offset...........................  1.05%   1.17%   1.32%  1.36%  1.32%
                                            ====    ====    ====   ====   ====

                                       HIGH            GOVERNMENT  SHORT MATURITY
                                       YIELD  BOND     SECURITIES    GOVERNMENT
                                       FUND   FUND        FUND          FUND
                                       -----  ----     ----------  --------------
Management Fees....................... 0.75%  .24 %       .42%          .12%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a)............. 0.20    .20        .20           .35
Other Expenses:
  Accounting and Administrative
  Costs............................... 0.04    .04        .04           .04
  Other............................... 0.27    .22        .22           .26
Total Other Expenses.................. 0.31    .26        .26           .30
                                       ----   ----        ---           ---
Total Fund Operating Expenses Before
 Expense Offset....................... 1.26%   .70%(b)    .88%(b)       .77%(b)
                                       ====   ====        ===           ===

                                        MONEY  TAX FREE
                                        MARKET  INCOME    NEW YORK   PENNSYLVANIA
                                         FUND    FUND       FUND         FUND
                                        ------ --------   --------   ------------
Management Fees........................   .40%   .34%       .00%         .00%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a)..............  None    .20        .00          .20
Other Expenses:
  Accounting and Administrative
  Costs................................   .04    .04        .00          .00
  Other................................   .33    .18        .06          .54
Total Other Expenses...................   .37    .22        .06          .54
                                         ----    ---        ---          ---
Total Fund Operating Expenses Before
 Expense Offset........................   .77%   .76%(b)    .06%(b)      .74%(b)
                                         ====    ===        ===          ===


4 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
  SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

CLASS B:

                                               COMMON           SMALL
                                               STOCK  BALANCED COMPANY    GROWTH
                                                FUND    FUND    FUND       FUND
                                               ------ -------- -------    ------
Management Fees...............................   .55%    .63%    .63%       .63%
Rule 12b-1 Fees (includes service fee and
 distribution fee)(a).........................  1.00    1.00    1.00       1.00
Other Expenses:
  Accounting and Administrative
  Costs.......................................   .04     .04     .04        .04
  Other.......................................   .21     .22     .69        .46
Total Other Expenses..........................   .25     .26     .73        .50
                                                ----    ----    ----       ----
Total Fund Operating Expenses Before Expense
 Offset.......................................  1.80%   1.89%   2.36%      2.13%
                                                ====    ====    ====       ====
                                                        HIGH              MONEY
                                               WORLD   YIELD    BOND      MARKET
                                                FUND    FUND    FUND       FUND
                                               ------ -------- -------    ------
Management Fees...............................   .63%    .75%    .24%       .40%
Rule 12b-1 Fees (includes service fee and
 distribution fee)(a).........................  1.00     .28    1.00       None
Other Expenses:
  Accounting and Administrative
  Costs.......................................   .04     .04     .04        .04
  Other.......................................   .51     .27     .33        .29
Total Other Expenses..........................   .55     .31     .37        .33
                                                ----    ----    ----       ----
Total Fund Operating Expenses Before Expense
 Offset.......................................  2.18%   1.34%   1.61%(b)    .73%
                                                ====    ====    ====       ====

CLASS C:
                                               COMMON                      HIGH
                                               STOCK  BALANCED  WORLD     YIELD
                                                FUND    FUND    FUND       FUND
                                               ------ -------- -------    ------
Management Fees...............................   .55%    .63%    .63%       .75%
Rule 12b-1 Fees (includes service fee and
 distribution fee)(a).........................  1.00    1.00    1.00       1.00
Other Expenses:
  Accounting and Administrative
  Costs.......................................   .04     .04     .04        .04
  Other.......................................   .21     .22     .51        .27
Total Other Expenses..........................   .25     .26     .55        .31
                                                ----    ----    ----       ----
Total Fund Operating Expenses Before Expense
 Offset.......................................  1.80%   1.89%   2.18%      2.06%
                                                ====    ====    ====       ====

---------
(a) The maximum annual Rule 12b-1 fee for Common Stock Fund Class A shares, Balanced Fund Class A shares, Growth Fund Class A shares, Small Company Fund Class A shares and World Fund Class A shares is .30% of average daily net assets of each such Fund, of which the service fee portion could be as much as .20%; the maximum annual Rule 12b-1 fee for the High Yield Fund Class A shares, Bond Fund Class A shares, Government Securities Fund Class A shares, Tax-Free Income Fund Class A shares, New York Fund Class A shares and Pennsylvania Fund Class A shares is .20% of average daily net assets of each such Fund, of which the service fee portion could be as much as .10%; and the maximum annual Rule 12b-1 fee for the Short Maturity Government Fund Class A shares is .35% of average daily net assets, of which the service fee portion will be .25%.


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR    5
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

(b) Effective March 30, 1998, the Advisor has voluntarily agreed for a period until at least November 30, 1998 to an advisory fee reimbursement program described on page 28 of this Prospectus, which is expected to limit the overall expense ratios, before expense offset, of the Bond, Government Securities, Short Maturity Government, Tax-Free Income, New York and Pennsylvania Funds to approximately the restated amounts shown in the above table. See page 28 for a more complete description of this reimbursement program. This reimbursement program may be changed or terminated at any time after November 30, 1998. In the absence of any reimbursement arrangements, these Funds' Management Fees, Rule 12b-1 Fees, Accounting and Administrative Costs, Other Expenses, Total Other Expenses and Total Fund Operating Expenses would be as follows:

                                                                                 TOTAL
                                    RULE      ACCOUNTING               TOTAL     FUND
                         MANAGEMENT 12B-1 AND ADMINISTRATIVE  OTHER    OTHER   OPERATING
                            FEES    FEES        COSTS        EXPENSES EXPENSES EXPENSES
                         ---------- ----- ------------------ -------- -------- ---------
Bond Fund Class A
 shares.................    .53      .20         .04           .22      .26       .99
Bond Fund Class B
 shares................,    .53     1.00         .04           .33      .37      1.90
Government Securities
 Fund Class A shares....    .53      .20         .04           .22      .26       .99
Short Maturity Govern-
 ment Fund Class A
 shares.................    .53      .35         .04           .26      .30      1.18
Tax-Free Income Fund
 Class A shares.........    .53      .20         .04           .18      .22       .95
Pennsylvania Fund Class
 A shares...............    .55      .20         .24           .35      .59      1.34
New York Fund Class A
 shares.................    .53      .20         .04           .32      .36      1.09

-------------------

  Shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the Na-tional Association of Securities Dealers, Inc.

  The following examples illustrate the expenses that an investor would pay on a $1,000 investment in each of the Funds over various time periods assuming the operating expense ratio as set forth in the tables above for each class of shares of each Fund and a 5% annual rate of return.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
   CLASS A:                                    ------ ------- ------- --------
   Common Stock Fund..........................  $60    $ 81    $105     $171
   Balanced Fund..............................   61      85     111      184
   Growth Fund................................   62      89     117      198
   Small Company Fund.........................   63      90     120      203
   World Fund.................................   62      89     117      198
   High Yield Fund............................   52      77
   Bond Fund..................................   47      61      76      121
   Government Securities Fund.................   49      67      86      143
   Short Maturity Government Fund.............   18      34      51      102
   Money Market Fund..........................    8      24      42       94
   Tax-Free Income Fund.......................   47      62      78      126
   New York Fund..............................   40      40      40       40
   Pennsylvania Fund..........................   47      61      77      124
   CLASS B (assuming redemption at the end of
   the                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
   period):                                    ------ ------- ------- --------
   Common Stock Fund..........................  $58    $ 86    $117     $173
   Balanced Fund..............................   59      89     122      184
   Growth Fund................................   61      96     133      203
   Small Company Fund.........................   64     103     146      220
   World Fund.................................   62      98     136      207
   High Yield Fund............................   53      71
   Bond Fund..................................   56      80     106      141
   Money Market Fund..........................   47      53      61       92


6 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
  SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

   CLASS B (assuming no redemption at the end
   of the                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
   period):                                     ------ ------- ------- --------
   Common Stock Fund.........................    $18     $56    $ 97     $173
   Balanced Fund.............................     19      59     102      184
   Growth Fund...............................     21      66     113      203
   Small Company Fund........................     24      73     126      220
   World Fund................................     22      68     116      207
   High Yield Fund...........................     13      41
   Bond Fund.................................     16      50      86      141
   Money Market Fund.........................      7      23      41       92
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
   CLASS C:.                                    ------ ------- ------- --------
   Common Stock Fund.........................    $28     $56    $ 97     $211
   Balanced Fund.............................     29      59     102      220
   World Fund................................     32      68     116      249
   High Yield Fund...........................     30      63
   CLASS C (assuming no redemption at end of    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   period):                                     ------ ------- ------- --------
   Common Stock Fund.........................    $18     $56    $ 97     $211
   Balanced Fund.............................     19      59     102      220
   World Fund................................     22      68     116      249
   High Yield Fund...........................     20      63

  THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RATE USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE OF RETURN.

  The purpose of the foregoing tables is to assist the investor in understand-ing the various expenses that an investor in the Funds will bear directly or indirectly. The expense ratios set forth above, in the case of the Class A and Class B shares, are based on costs actually borne by the Funds in the fiscal year ended November 30, 1997, using average net assets of each Fund for the fiscal year ended November 30, 1997, except for the Bond Fund Class A shares, Bond Fund Class B shares, Government Securities Fund Class A shares, Short Maturity Government Fund Class A shares, Tax-Free Income Fund Class A shares and the Pennsylvania Fund Class A shares, which take into ac-count a reimbursement policy adopted March 30, 1998, the New York Fund Class A shares, which take into account changes in reimbursement policy effective March 31, 1997, and the High Yield Fund, for which the expense ratios of the Class A and Class B shares are based on annualized costs for the period from June 20, 1997 (commencement of operations) to November 30, 1997. In the case of the Class C shares, the expense ratios are based on estimates of annualized costs anticipated to be borne by the Class C shares of the Funds during the period from May 4, 1998 (commencement of offering of Class C shares) to November 30, 1998. In general, all of the Funds share expenses that are not specifically incurred by particular Funds in proportion to the net assets of each Fund, except that expenses which vary by the number of accounts, such as transfer agent costs and shareholder reports and mailing costs, are allocated in proportion to the number of accounts in each Fund. The Rule 12b-1 fees shown in the foregoing tables include both service fee and distribution fee components. See "Distribution Plans" on page 31 for more information on these fees.


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)    7
                                                                      Prospectus

 ...............................................................................

FINANCIAL HIGHLIGHTS (for a share outstanding throughout each of the periods). The following information, insofar as it relates to the five fiscal years in the period ended November 30, 1997, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference in the Statement of Additional Information. No information is presented for the Class B shares of the Growth Fund or any of the Class C shares of the Funds because none of them had commenced operations as of November 30, 1997. The Annual Report of the Funds may be obtained by shareholders without charge by calling the Company at (800) 282-3863.

-----------------------    -------------------------------------------- --------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
-----------------------    -------------------------------------------- --------------------------------------
                                                NET REALIZED
                                                    AND                            DISTRIBUTIONS
                FISCAL     NET ASSET    NET      UNREALIZED             DIVIDENDS      FROM
                 YEAR      VALUE AT  INVESTMENT     GAIN     TOTAL FROM  FROM NET    REALIZED
               (PERIOD     BEGINNING   INCOME    (LOSS) ON   INVESTMENT INVESTMENT   GAINS ON        TOTAL
FUND            ENDED)     OF PERIOD   (LOSS)   INVESTMENTS  OPERATIONS   INCOME    INVESTMENTS  DISTRIBUTIONS
-----------------------    -------------------------------------------- --------------------------------------
Common         11/30/88     $ 21.49    $ 0.85      $ 3.17      $ 4.02     $ 0.83      $ 1.55        $ 2.38
Stock -- A     11/30/89       23.13      0.91        4.60        5.51       0.99        1.20          2.19
               11/30/90       26.45      0.93       (1.50)      (0.57)      1.00        1.27          2.27
               11/30/91       23.61      0.90        3.90        4.80       0.93        0.70          1.63
               11/30/92       26.78      0.90        3.44        4.34       0.91        0.50          1.41
               11/30/93       29.71      0.79        1.66        2.45       0.82        1.71          2.53
               11/30/94       29.63      0.83       (1.35)      (0.52)      0.80        0.06          0.86
               11/30/95       28.25      0.72        8.09        8.81       0.74        1.11          1.85
               11/30/96       35.21      0.59        8.18        8.77       0.61        2.77          3.38
               11/30/97       40.60      0.57        7.03        7.60       0.57        3.54          4.11
-----------------------    -------------------------------------------- --------------------------------------
Balanced -- A  11/30/88     $ 11.32    $ 0.71      $ 0.91      $ 1.62     $ 0.72      $  --         $ 0.72
               11/30/89       12.22      0.80        1.33        2.13       0.78        0.04          0.82
               11/30/90       13.53      0.79       (0.56)       0.23       0.83        0.35          1.18
               11/30/91       12.58      0.77        1.37        2.14       0.78        0.05          0.83
               11/30/92       13.89      0.70        0.97        1.67       0.71        0.03          0.74
               11/30/93       14.82      0.59        0.80        1.39       0.58        0.36          0.94
               11/30/94       15.27      0.58       (1.12)      (0.54)      0.56        0.09          0.65
               11/30/95       14.08      0.58        2.78        3.36       0.59        0.01          0.60
               11/30/96       16.84      0.54        2.13        2.67       0.54        0.42          0.96
               11/30/97       18.55      0.56        2.18        2.74       0.55        0.45          1.00
-----------------------    -------------------------------------------- --------------------------------------
Growth -- A    11/30/88     $ 13.35    $ 0.17      $ 1.36      $ 1.53     $ 0.25      $ 3.18        $ 3.43
               11/30/89       11.45      0.16        2.99        3.15       0.18         --           0.18
               11/30/90       14.42      0.18       (0.37)      (0.19)      0.17         --           0.17
               11/30/91       14.06      0.20        1.93        2.13       0.20         --           0.20
               11/30/92       15.99      0.11        3.07        3.18       0.16        0.45          0.61
               11/30/93       18.56      0.04       (0.28)      (0.24)      0.04        0.77          0.81
               11/30/94       17.51      0.05       (0.92)      (0.87)      0.03        0.46          0.49
               11/30/95       16.15      0.07        3.33        3.40       0.05        2.57          2.62
               11/30/96       16.93      0.03        3.23        3.26       0.07        2.55          2.62
               11/30/97       17.57     (0.02)       4.00        3.98       0.02        2.80          2.82
-----------------------    -------------------------------------------- --------------------------------------
Small          9 Mo. to
Company -- A   11/30/93(A)  $  6.49    $(0.06)     $ 0.44      $ 0.38     $  --       $  --         $  --
               11/30/94        6.87     (0.04)       0.18        0.14        --         1.48          1.48
               11/30/95        5.53      0.02        0.56        0.58        --         0.91          0.91
               11/30/96        5.20      0.01        0.95        0.96       0.03        0.96          0.99
               11/30/97        5.17      0.02        1.16        1.18       0.01        0.04          0.05
-----------------------    -------------------------------------------- --------------------------------------


8 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
  SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

------------------ -----------------------------------------------------------------------------
                                             RATIOS/SUPPLEMENTAL DATA
------------------ -----------------------------------------------------------------------------
                                     RATIO OF
                                   EXPENSES TO   RATIO OF NET
NET ASSET             RATIO OF     AVERAGE NET    INVESTMENT             AVERAGE    NET ASSETS
VALUE AT    TOTAL   NET EXPENSES  ASSETS BEFORE   INCOME TO   PORTFOLIO COMMISSION    AT END
 END OF    RETURN*   TO AVERAGE      EXPENSE       AVG. NET   TURNOVER  RATE PAID    OF PERIOD
 PERIOD      (%)   NET ASSETS (%) REDUCTION**(%)  ASSETS (%)  RATE (%)  PER SHARE  (000 OMITTED)
------------------ -----------------------------------------------------------------------------
 $23.13     19.8        0.87           0.87          3.75          7         N/A    $  490,168
  26.45     25.6        0.80           0.80          3.69         11         N/A       591,136
  23.61     (2.4)       0.76           0.76          3.82          6         N/A       543,047
  26.78     21.1        0.74           0.74          3.41          9         N/A       620,179
  29.71     16.7        0.72           0.72          3.13          5         N/A       688,309
  29.63      8.8        0.93           0.93          2.68          9         N/A       897,836
  28.25     (1.8)       1.02           1.02          2.82         15         N/A       839,335
  35.21     32.8        1.09           1.10          2.29         22         N/A     1,057,944
  40.60     27.2        1.06           1.07          1.64         22       .0600     1,306,592
  44.09     20.9        1.04           1.05          1.41         24      $.0600     1,509,999
------------------ -----------------------------------------------------------------------------
 $12.22     14.6        0.97           0.97          5.74         52         N/A    $   67,019
  13.53     18.1        0.96           0.96          6.16         71         N/A        74,417
  12.58      1.8        0.91           0.91          6.17         40         N/A        74,808
  13.89     17.5        0.85           0.85          5.70         32         N/A        90,580
  14.82     12.4        0.81           0.81          4.86         38         N/A       120,700
  15.27      9.7        1.14           1.14          3.88         72         N/A       229,632
  14.08     (3.6)       1.21           1.21          3.97         66         N/A       226,328
  16.84     24.4        1.27           1.29          3.77        110         N/A       267,103
  18.55     16.6        1.20           1.22          3.13         83       .0600       297,288
  20.29     15.4        1.16           1.17          2.93         63      $.0600       314,948
------------------ -----------------------------------------------------------------------------
  11.45     11.7        1.12           1.12          1.44         69         N/A    $   47,350
  14.42     27.7        1.24           1.24          1.18         24         N/A        51,665
  14.06     (1.4)       1.20           1.20          1.22         15         N/A        49,580
  15.99     15.2        1.08           1.08          1.22         25         N/A        55,598
  18.56     20.5        1.05           1.05          0.63         28         N/A        63,664
  17.51     (1.3)       1.31           1.31          0.22         12         N/A        57,833
  16.15     (5.1)       1.43           1.43          0.30         58         N/A        50,447
  16.93     24.9        1.50           1.54          0.42         84         N/A        60,446
  17.57     22.6        1.40           1.43          0.16         98       .0600        69,816
  18.73     27.3        1.29           1.32         (0.15)       161      $.0600        88,184
------------------ -----------------------------------------------------------------------------
 $ 6.87      5.9#       1.52+          1.52+        (1.01)+       61         N/A    $  105,176
   5.53      2.0        1.58           1.58         (0.74)        46         N/A        88,420
   5.20     12.2        1.56           1.60          0.26         79         N/A        89,321
   5.17     22.0        1.47           1.51          0.23         60       .0600        99,393
   6.30     23.0        1.34           1.36          0.38         45      $.0600       115,532
------------------ -----------------------------------------------------------------------------

                                                  (footnotes on following pages)


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)    9
                                                                      Prospectus

 ................................................................................

----------------------------   -------------------------------------------- --------------------------------------
                                    INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
----------------------------   -------------------------------------------- --------------------------------------
                                                    NET REALIZED
                                                        AND                            DISTRIBUTIONS
                               NET ASSET    NET      UNREALIZED             DIVIDENDS      FROM
                 FISCAL YEAR   VALUE AT  INVESTMENT     GAIN     TOTAL FROM  FROM NET    REALIZED
                   (PERIOD     BEGINNING   INCOME    (LOSS) ON   INVESTMENT INVESTMENT   GAINS ON        TOTAL
FUND               ENDED)      OF PERIOD   (LOSS)   INVESTMENTS  OPERATIONS   INCOME    INVESTMENTS  DISTRIBUTIONS
----------------------------   -------------------------------------------- --------------------------------------
World -- A        9 Mo. to
                  11/30/93(A)   $ 9.56     $0.02       $ 2.28      $ 2.30     $ --         $ --          $ --
                  11/30/94       11.86      0.08         0.89        0.97      0.03         0.06          0.09
                  11/30/95       12.74      0.14         1.14        1.28      0.09         0.15          0.24
                  11/30/96       13.78      0.12         1.99        2.11      0.13         0.07          0.20
                  11/30/97       15.69      0.11         1.80        1.91      0.11         0.24          0.35
----------------------------   -------------------------------------------- --------------------------------------
High Yield        5 Mo. to
Fund -- A         11/30/97(E)   $10.00     $0.32       $ 0.41      $ 0.73     $0.32        $ --          $0.32
----------------------------   -------------------------------------------- --------------------------------------
Bond -- A         11/30/88      $ 5.99     $0.55       $ 0.03      $ 0.58     $0.55        $ --          $0.55
                  11/30/89        6.02      0.56         0.18        0.74      0.55          --           0.55
                  11/30/90        6.21      0.52        (0.18)       0.34      0.52          --           0.52
                  11/30/91        6.03      0.50         0.40        0.90      0.50          --           0.50
                  11/30/92        6.43      0.46         0.13        0.59      0.46          --           0.46
                  11/30/93        6.56      0.41         0.46        0.87      0.41         0.12          0.53
                  11/30/94        6.90      0.39        (0.70)      (0.31)     0.39         0.35          0.74
                  11/30/95        5.85      0.42         0.64        1.06      0.42          --           0.42
                  11/30/96        6.49      0.41        (0.14)       0.27      0.41          --           0.41
                  11/30/97        6.35      0.40         0.01        0.41      0.40          --           0.40
----------------------------   -------------------------------------------- --------------------------------------
Government        11/30/88      $ 9.35     $0.78       $(0.03)     $ 0.75     $0.79        $ --          $0.79
Securities -- A   11/30/89        9.31      0.81         0.26        1.07      0.81          --           0.81
                  11/30/90        9.57      0.78        (0.03)       0.75      0.78          --           0.78
                  11/30/91        9.54      0.74         0.50        1.24      0.74          --           0.74
                  11/30/92       10.04      0.70         0.14        0.84      0.70          --           0.70
                  11/30/93       10.18      0.62         0.42        1.04      0.60         0.17          0.77
                  11/30/94       10.45      0.59        (1.04)      (0.45)     0.58         0.11          0.69
                  11/30/95        9.31      0.63         0.99        1.62      0.63          --           0.63
                  11/30/96       10.30      0.61        (0.30)       0.31      0.61          --           0.61
                  11/30/97       10.00      0.59         0.09        0.68      0.59          --           0.59
----------------------------   -------------------------------------------- --------------------------------------
Short             8 Mo. to
Maturity          11/30/95(B)   $ 9.64     $0.40       $ 0.20      $ 0.60     $0.40        $ --          $0.40
Gov't. -- A       11/30/96        9.84      0.57        (0.03)       0.54      0.57          --           0.57
                  11/30/97        9.81      0.56         0.01        0.57      0.56          --           0.56
----------------------------   -------------------------------------------- --------------------------------------
Treasury -- A     9 Mo. to
                  11/30/93(A)   $ 1.00     $0.02       $ 0.00      $ 0.02     $0.02        $ --          $0.02
                  11/30/94        1.00      0.03         0.00        0.03      0.03          --           0.03
                  11/30/95        1.00      0.05         0.00        0.05      0.05          --           0.05
                  11/30/96        1.00      0.04         0.00        0.04      0.04          --           0.04
                  11/30/97        1.00      0.04          --         0.04      0.04          --           0.04
----------------------------   -------------------------------------------- --------------------------------------
Tax-Free -- A     2 Mo. to
                  11/30/90(C)   $12.00     $0.10       $ 0.26      $ 0.36     $0.10        $ --          $0.10
                  11/30/91       12.26      0.79         0.42        1.21      0.79          --           0.79
                  11/30/92       12.68      0.76         0.47        1.23      0.76         0.02          0.78
                  11/30/93       13.13      0.73         0.79        1.52      0.73         0.11          0.84
                  11/30/94       13.81      0.68        (1.34)      (0.66)     0.68         0.12          0.80
                  11/30/95       12.35      0.67         1.27        1.94      0.67          --           0.67
                  11/30/96       13.62      0.65        (0.09)       0.56      0.65          --           0.65
                  11/30/97       13.53      0.65         0.24        0.89      0.65         0.13          0.78
----------------------------   -------------------------------------------- --------------------------------------


10 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
 Prospectus

 .................................................................................................

------------------ ------------------------------------------------------------------------------
                                             RATIOS/SUPPLEMENTAL DATA
------------------ ------------------------------------------------------------------------------
                                     RATIO OF
                                   EXPENSES TO   RATIO OF NET
NET ASSET             RATIO OF     AVERAGE NET    INVESTMENT   PORTFOLIO  AVERAGE    NET ASSETS
VALUE AT    TOTAL   NET EXPENSES  ASSETS BEFORE   INCOME TO    TURNOVER  COMMISSION    AT END
 END OF    RETURN*   TO AVERAGE      EXPENSE       AVG. NET      RATE    RATE PAID    OF PERIOD
 PERIOD      (%)   NET ASSETS (%) REDUCTION**(%)  ASSETS (%)      (%)    PER SHARE  (000 OMITTED)
------------------ ------------------------------------------------------------------------------
 $11.86     24.1#       2.00+          2.12+        0.41(1)+       66         N/A     $ 16,872
  12.74      8.2        1.58           1.58           0.62         30         N/A       41,970
  13.78     10.2        1.56           1.63           0.79         32         N/A       47,702
  15.69     15.5        1.43           1.48           0.94         14       .0455       71,458
  17.25     12.5        1.29           1.32           1.14         21      $.0411       89,740
------------------ ------------------------------------------------------------------------------

 $10.41     7.3*       1.20+          1.26+          7.80+        133         N/A     $ 11,084
------------------ ------------------------------------------------------------------------------
 $ 6.02     10.0        0.92           0.92           8.97        133         N/A     $ 27,858
   6.21     12.9        0.87           0.87           9.07        165         N/A       31,668
   6.03      5.8        0.83           0.83           8.55        108         N/A       35,389
   6.43     15.6        0.81           0.81           8.06         77         N/A       43,447
   6.56      9.5        0.78           0.78           7.03         83         N/A       58,106
   6.90     13.7        0.92           0.92           5.98        147         N/A       83,387
   5.85     (4.9)       0.98           0.98           6.34        133         N/A       80,487
   6.49     18.8        0.99           1.03           6.81        237         N/A      108,755
   6.35      4.5        0.98           1.00           6.46        176         N/A       99,408
   6.36      6.7        0.97           0.99           6.37        130         N/A       88,756
------------------ ------------------------------------------------------------------------------
 $ 9.31      8.2        0.90           0.90           8.20         41         N/A     $ 31,007
   9.57     12.1        0.82           0.82           8.59         25         N/A       34,644
   9.54      8.3        0.78           0.78           8.25         22         N/A       41,134
  10.04     13.5        0.77           0.77           7.52         14         N/A       45,734
  10.18      8.6        0.76           0.76           6.90         79         N/A       68,293
  10.45     10.6        0.98           0.98           6.06         97         N/A      134,749
   9.31     (4.5)       1.00           1.00           5.95        149         N/A      104,457
  10.30     17.9        1.03           1.04           6.50        367         N/A      108,100
  10.00      3.2        1.00           1.01           6.18        614         N/A       92,299
  10.09      7.2        0.98           0.99           6.15        249         N/A       75,810
------------------ ------------------------------------------------------------------------------

 $ 9.84      6.3#       1.00+          1.38+          6.07(6)+     58         N/A     $ 28,417
   9.81      5.6        1.00           1.20           6.09(6)     120         N/A       36,474
   9.82      6.0        1.00           1.18           6.20(6)      61         N/A       45,044
------------------ ------------------------------------------------------------------------------

 $ 1.00      1.7#       0.85+          0.87+          2.20(7)     --          N/A     $ 72,252
   1.00      3.1        0.81           0.81           3.01        --          N/A       75,301
   1.00      5.0        0.81           0.82           4.83        --          N/A       80,664
   1.00      4.6        0.78           0.78           4.38        --          N/A       80,804
   1.00      4.6        0.76           0.77           4.46        --          N/A       85,911
------------------ ------------------------------------------------------------------------------

 $12.26      3.0#       0.00           0.52+          4.98(5)+    --          N/A     $ 13,824
  12.68     10.2        0.38           0.73           6.37(5)      29         N/A       35,277
  13.13     10.0        0.50           0.72           5.93(5)      48         N/A       55,538
  13.81     11.9        0.64           0.90           5.41(5)      39         N/A      111,968
  12.35     (5.1)       0.75           0.94           5.11(5)      92         N/A       99,935
  13.62     16.0        0.90           0.99           5.06(5)     112         N/A      110,506
  13.53      4.3        0.94           0.97           4.86        112         N/A       99,967
  13.64      6.9        0.91           0.95           4.84         47         N/A       87,935
------------------ ------------------------------------------------------------------------------

                                                  (footnotes on following pages)

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                       SERVICES AT 1-800-282-FUND (3863)                      11
                                                                      Prospectus

 ...............................................................................................................

------------------------    -------------------------------------------- --------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
------------------------    -------------------------------------------- --------------------------------------
                                                 NET REALIZED
                               NET                   AND                            DISTRIBUTIONS
                FISCAL        ASSET      NET      UNREALIZED    TOTAL    DIVIDENDS      FROM
                 YEAR       VALUE AT  INVESTMENT     GAIN        FROM     FROM NET    REALIZED
                (PERIOD     BEGINNING   INCOME    (LOSS) ON   INVESTMENT INVESTMENT   GAINS ON        TOTAL
FUND            ENDED)      OF PERIOD   (LOSS)   INVESTMENTS  OPERATIONS   INCOME    INVESTMENTS  DISTRIBUTIONS
------------------------    -------------------------------------------- --------------------------------------
New York        8 Mo. to
Fund -- A       11/30/95(B)  $11.19     $ 0.36      $ 0.53      $ 0.89     $0.36        $ --          $0.36
                11/30/96      11.72       0.53         --         0.53      0.53          --           0.53
                11/30/97      11.72       0.60        0.25        0.85      0.60         0.09          0.69
------------------------    -------------------------------------------- --------------------------------------
Pennsylvania
Fund -- A       12/31/88(3)  $11.49     $ 0.82      $ 0.58      $ 1.40     $0.82        $ --          $0.82
                12/31/89      12.07       0.66        0.33        0.99      0.72          --           0.72
                12/31/90      12.34       0.72       (0.03)       0.69      0.78          --           0.78
                12/31/91      12.25       0.71        0.52        1.23      0.74          --           0.74
                12/31/92      12.74       0.73        0.43        1.16      0.75          --           0.75
               11 Mo. to
                11/30/93      13.15       0.69        0.42        1.11      0.69          --           0.69
                11/30/94      13.57       0.64       (1.28)      (0.64)     0.64          --           0.64
                11/30/95      12.29       0.66        1.11        1.77      0.66          --           0.66
                11/30/96      13.40       0.66       (0.03)       0.63      0.66         0.08          0.74
                11/30/97      13.29       0.64        0.13        0.77      0.64         0.08          0.72
------------------------    -------------------------------------------- --------------------------------------
Common          8 Mo. to
Stock -- B      11/30/96(D)  $35.43     $ 0.22      $ 5.05      $ 5.27     $0.13        $ --          $0.13
                11/30/97      40.57       0.27        6.99        7.26      0.26         3.54          3.80
------------------------    -------------------------------------------- --------------------------------------
Balanced -- B   8 Mo. to
                11/30/96(D)  $17.09     $ 0.26      $ 1.37      $ 1.63     $0.14        $ --          $0.14
                11/30/97      18.58       0.42        2.18        2.60      0.41         0.45          0.86
------------------------    -------------------------------------------- --------------------------------------
Small           8 Mo. to
Company -- B    11/30/96(D)  $ 4.82     $(0.03)     $ 0.33      $ 0.30     $ --         $ --          $ --
                11/30/97       5.12      (0.03)       1.13        1.10       --          0.04          0.04
------------------------    -------------------------------------------- --------------------------------------
World -- B      8 Mo. to     $
                11/30/96(D)  $14.49     $(0.08)     $ 1.17      $ 1.09     $ --         $ --          $ --
                11/30/97      15.58       0.01        1.74        1.75      0.04         0.24          0.28
------------------------    -------------------------------------------- --------------------------------------
High Yield      5 Mo. to
Fund -- B       11/30/97(E)  $10.00     $ 0.32      $ 0.39      $ 0.71     $0.31          --          $0.31
------------------------    -------------------------------------------- --------------------------------------
Bond -- B       8 Mo. to
                11/30/96(D)  $ 6.30     $ 0.21      $ 0.06      $ 0.27     $0.21        $ --          $0.21
                11/30/97       6.36       0.34        0.02        0.36      0.34          --           0.34
------------------------    -------------------------------------------- --------------------------------------
Treasury -- B   8 Mo. to
                11/30/96(D)  $ 1.00     $ 0.03      $ 0.00      $ 0.03     $0.03        $ --          $0.03
                11/30/97       1.00       0.05         --         0.05      0.05          --           0.05
------------------------    -------------------------------------------- --------------------------------------

(A) Commenced operations March 1, 1993.
(B) Commenced operations March 27, 1995.
(C) Commenced operations October 1, 1990.
(D) Commenced operations April 1, 1996.
(E) Commenced operations June 23, 1997.
 +  Annualized.
 #  Not annualized.
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of (i) voluntary expense reimbursements, in the cases of the World Fund and the Money Market Fund in fiscal 1993, the Short Maturity Government Fund in all fiscal years shown, the Tax-Free Income Fund in fiscal years 1990 to 1995, the Pennsylania Fund in the periods ended December 31, 1986, 1987 and 1988, and November 30, 1995, 1996 and 1997, and the New York Fund for fiscal 1997, (ii) for all Funds in operation during fiscal 1995, 1996 and 1997 only, credits received from the custodian and dividend paying agent on cash balances.

12    FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                        SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................................

------------------ -----------------------------------------------------------------------------
                                             RATIOS/SUPPLEMENTAL DATA
------------------ -----------------------------------------------------------------------------
                                     RATIO OF
                                   EXPENSES TO   RATIO OF NET
NET ASSET             RATIO OF     AVERAGE NET    INVESTMENT  PORTFOLIO  AVERAGE    NET ASSETS
VALUE AT    TOTAL   NET EXPENSES  ASSETS BEFORE   INCOME TO   TURNOVER  COMMISSION    AT END
 END OF    RETURN*   TO AVERAGE      EXPENSE       AVG. NET     RATE    RATE PAID    OF PERIOD
 PERIOD      (%)   NET ASSETS (%) REDUCTION**(%)  ASSETS (%)     (%)    PER SHARE  (000 OMITTED)
------------------ -----------------------------------------------------------------------------
 $11.72      8.1#       1.22+          1.29+          4.60+       32         N/A      $ 5,332
  11.72      4.8        1.04           1.10           4.65        48         N/A        5,749
  11.88      7.7        0.30           1.09           5.31(8)     21         N/A        7,704
------------------ -----------------------------------------------------------------------------

 $ 2.07     12.5        0.86(2)        1.44(2)      6.93(4)       48         N/A      $29,611
  12.34      8.5        1.16           1.16           6.43        50         N/A       29,435
  12.25      5.9        1.34           1.34           5.90        27         N/A       30,536
  12.74     10.3        1.27           1.27           5.71         8         N/A       32,667
  13.15      9.4        1.16           1.16           5.62         1         N/A       33,669

  13.57      8.1#       1.24+          1.24+          5.07+       23         N/A       34,448
  12.29     (4.9)       1.30           1.30           4.84        56         N/A       31,172
  13.40     14.8        0.97           1.36           5.14(4)     80         N/A       34,975
  13.29      5.0        0.75           1.37           5.07(4)     56         N/A       35,545
  13.34      6.1        0.85           1.34           4.86(4)     28         N/A       34,844
------------------ -----------------------------------------------------------------------------

 $40.57     14.9#       1.91+          1.92+          0.80+       22      $.0600      $27,257
  44.03     19.9        1.79           1.80           0.66        24       .0600       77,299
------------------ -----------------------------------------------------------------------------

 $18.58      9.6#       2.12+          2.13+          2.21+       83      $.0600      $10,948
  20.32     14.6        1.88           1.89           2.21        63       .0600       26.593
------------------ -----------------------------------------------------------------------------

 $ 5.12      6.2#       2.62+          2.64+         (0.91)+      60      $.0600      $ 1,943
   6.18     21.6        2.35           2.36          (0.62)       45       .0600        7,656
------------------ -----------------------------------------------------------------------------

 $15.58      7.5#       2.56+          2.59+         (0.19)+      14      $.0455      $ 3,188
  17.05     11.5        2.16           2.18           0.23        21       .0411       10,121
------------------ -----------------------------------------------------------------------------

  10.40      7.2#       1.30+          1.34+          7.70+      133         N/A       33,808
------------------ -----------------------------------------------------------------------------

 $ 6.36      4.5#       2.16+          2.18+          5.28+      176         N/A      $ 4,714
   6.38      5.9        1.87           1.90           5.46       130         N/A        8,115
------------------ -----------------------------------------------------------------------------

 $ 1.00      3.0#       0.76+          0.77+          4.40+      --          N/A      $ 3,160
   1.00      4.7        0.73           0.73           4.50       --          N/A        3,434
------------------ -----------------------------------------------------------------------------

(1) Ratio of net investment income to average net assets would have been .29% in fiscal 1993, in the absence of a voluntary expense reimbursement.
(2) Prior to March 1, 1993, the Pennsylvania Fund's investment advisor was ProvidentMutual Management Co., Inc. ("PMMC") and the distributor was ProvidentMutual Financial Services ("PMFS"). For the years ended December 31, 1988, PMMC waived advisory fees of $97,538, and PMFS waived distribution fees of $72,170. Had such fees not been waived, the ratio of expenses to average net assets for the fiscal year ended December 31, 1988 would have been 1.44%.
(3) The Pennsylvania Fund changed investment advisors from The Meritor Investment Company to PMMC on December 28, 1988, and entered into its current Investment Advisory Agreement with the Advisor on March 1, 1993.
(4) Ratio of net investment income to average net assets would have been 4.41% fiscal 1997, 4.48% in fiscal 1996, 4.78% in fiscal 1995, 6.35% in 1988 and
    6.14% in 1987, in the absence of a voluntary expense reimbursement.
(5) Ratio of net investment income to average net assets would have been 5.00% in fiscal 1995, 4.92% in fiscal 1994, 5.14% in fiscal 1993, 5.71% in fiscal 1992, 6.02% in fiscal 1991 and 4.46% in fiscal 1990, in the absence of a voluntary expense reimbursement.
(6) Ratio of net investment income to average net assets would have been 6.14% fiscal 1997, 5.93% in fiscal 1996 and 5.76% in fiscal 1995, in the absence of a voluntary expense reimbursement.
(7) Ratio of net investment income to average net assets would have been 2.18% in fiscal 1993, in the absence of a voluntary expense reimbursement.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                      13
                                                                     Prospectus

 ...............................................................................

PURCHASE OPTIONS

The Common Stock, Balanced, World and High Yield Funds currently offer three classes of shares. Investors in these Funds may choose Class A shares, which generally are sold subject to an initial sales charge and a distribution fee of up to 0.30% per year, Class B shares, which are sold subject to a contin-gent deferred sales charge ("CDSC") and a distribution fee of 1.00% per year, or Class C shares, which are sold subject to a 1.00% CDSC in the first year after purchase only, and a distribution fee of 1.00% per year. Class C shares in general have operating expense ratios similar to those of the Class B shares, but do not convert to Class A shares. The table below outlines the differences between the three classes of shares.

                                             TOTAL 12B-1 FEE,
  CLASS SALES CHARGE(1)    SERVICE FEE     INCLUDING SERVICE FEECONVERSION FEATURE
  ----- --------------- ------------------ ---------------------  ------------------
   A    Maximum 5.00%   Maximum of         Maximum of             No
        initial sales   0.20%(3)           0.30%(4)
        charge (4.00%
        for High Yield
        Fund)(2)
------------------------------------------------------------------------------------
   B    CDSC of up to   0.25%              1.00%                  Class B Shares
        4.00% for a                                               convert to
        maximum of 6                                              Class A Shares
        years(5)                                                  automatically
                                                                  after the
                                                                  applicable
                                                                  CDSC
                                                                  period(5)(6)
------------------------------------------------------------------------------------
   C    CDSC of 1.00%   0.25%              1.00%                  No
        for the first
        year only(7)

---------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the current net asset value or cost of the shares being redeemed. See "How to Purchase Shares -- Class A Shares -- Sales Charges", "How to Redeem Shares -- Class B Shares -- CDSC", and "How to Redeem Shares -- Class C Shares -- CDSC".
(2) Reduced for purchases of more than $100,000 and waived for purchases of Class A shares by certain investors. Class A share purchases of $1,000,000 or more are not subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC and 0.5% CDSC for the first and second year, respectively, after the purchase. Following the second year after purchase, no CDSC will apply. See "How to Purchase Shares -- Class A Shares -- Sales Charges" and "How to Redeem Shares --
     Class A Shares Purchased in Amounts over $1,000,000 -- CDSC".
(3) The maximum service fee for Class A shares of the High Yield Fund is 0.10%.
(4) The maximum distribution fee for Class A shares of the High Yield Fund is 0.20%.
(5) The applicable CDSC period is reduced to 5 years for aggregate purchases from $250,001 to $500,000 and to 4 years for aggregate purchases of $500,001 to $999,999. Investors with aggregate purchases in excess of $1,000,000 are only offered Class A shares. The CDSC may be waived in certain circumstances. See "How to Redeem Shares -- Class B Shares --
     CDSC" and "How to Redeem Shares -- Class B Shares -- Waiver or Reduction of the CDSC".
(6) The conversion and holding periods for dividend reinvestment shares are the same as those for the initial shares to which they relate.
(7) The CDSC may be waived in certain circumstances. See "How to Redeem
    Shares -- Waiver or Reduction of the CDSC".

14  FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The Growth, Small Company and, Bond Funds currently offer two classes of shares. Investors in these Funds may choose Class A shares, which are generally sold subject to an initial sales charge, or Class B shares, which are sold sub-ject to a CDSC as described below.

                                             TOTAL 12B-1 FEE,
  CLASS SALES CHARGE(1)    SERVICE FEE     INCLUDING SERVICE FEECONVERSION FEATURE
  ----- --------------- ------------------ ---------------------  ------------------
   A    Maximum 5.00%   Maximum of         Maximum of             No
        initial sales   0.20%(3)           0.30%(4)
        charge (4.00%
        for Bond
        Fund)(2)
------------------------------------------------------------------------------------
   B    CDSC of up to   0.25%              1.00%                  Class B Shares
        4.00% for a                                               convert to
        maximum of 6                                              Class A Shares
        years(5)                                                  automatically
                                                                  after the
                                                                  applicable
                                                                  CDSC
                                                                  period(5)(6)

---------
(1) See footnote (1) to the preceding chart.
(2) See footnote (2) to the preceding chart.
(3) The maximum service fee for Class A shares of the Bond Fund is 0.10%.
(4) The maximum distribution fee for Class A shares of the Bond Fund is 0.20%.
(5) See footnote (5) to the preceding chart.
(6) See footnote (6) to the preceding chart.

The Government Securities, Tax-Free Income, New York and Pennsylvania Funds currently only offer Class A Shares as described below.

                                             TOTAL 12B-1 FEE,
  CLASS SALES CHARGE(1)    SERVICE FEE     INCLUDING SERVICE FEECONVERSION FEATURE
  ----- --------------- ------------------ ---------------------  ------------------
   A    Maximum 4.00%   Maximum of 0.10%   Maximum of 0.20%       None
        initial sales
        charge(2)

---------
(1) See footnote (1) to the first chart in this section.
(2) See footnote (2) to the first chart in this section.

The Short Maturity Government Fund currently only offers Class A Shares as de-scribed below.

                                             TOTAL 12B-1 FEE,
  CLASS SALES CHARGE(1)    SERVICE FEE     INCLUDING SERVICE FEECONVERSION FEATURE
  ----- --------------- ------------------ ---------------------  ------------------
   A    Maximum 1.00%   Maximum of 0.25%   Maximum of 0.35%       None
        initial sales
        charge(2)

---------

(1) See footnote (1) to first chart in this section.
(2) Purchases of such shares of up to $999,999 are subject to a 1.0% initial sales charge, while purchases of $1,000,000 or more are not subject to an initial sales charge. If the initial sales charge is waived because a purchase is of $1,000,000 or more, the shares will be subject to a 1.0% CDSC and 0.5% CDSC for the first and second year, respectively, after the purchase. Following the second year after purchase, no CDSC will apply. See "How to Purchase Shares -- Class A Shares -- Sales Charges" and "How to Redeem Shares -- Class A Shares Purchased in Amounts over $1,000,000 -- CDSC".

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                       15
                                                                      Prospectus

 ...............................................................................

                 The Money Market Fund offers Class A and Class B Shares. Ini-tial purchases of Class A Shares of the Money Market Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B Shares of the Money Market Fund may not be pur-chased directly (except in connection with the plans de-scribed on page 34) or acquired in exchange for shares of the Growth, Government Securities, Short Maturity Government, New York and Pennsylvania Funds. Except as provided on page 34, they may be acquired only in exchange for Class B Shares of another Fund. The period of time that shares are held in Class B Shares of the Money Market Fund, however, will not count toward satisfaction of the holding or conversion peri-ods for reduction of any CDSC imposed on such shares or the conversion of Class B Shares to Class A Shares, respectively. See "How to Purchase Shares -- Class B Shares".

                 ..............................................................
                 THE FUNDS

                 Sentinel Group Funds, Inc. (the "Company") is a managed, open-end investment company that consists of twelve separate series funds, each of which continuously offers shares to in-vestors. All of the Funds in Sentinel Group Funds, Inc., ex-cept the New York Fund, are diversified. The New York Fund is a non-diversified series of the Company. The Pennsylvania Fund is a separate open-end, non-diversified, managed invest-ment company.

                 Sentinel Advisors Company (the "Advisor") serves as the in-vestment advisor to all of the Funds and Sentinel Financial Services Company (the "Distributor") serves as the distribu-tor for all of the Funds. See "Management of the Funds" and "The Distributor".

                 ..............................................................
                 INVESTMENT OBJECTIVES AND POLICIES

                 Each of the Funds has distinct investment objectives and pol-icies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the out-standing shares of that Fund. There can be no assurance that these objectives will be achieved.

                 Set forth below is a description of each Fund's investment objectives and policies.

       THE FUND .THE COMMON STOCK FUND seeks a combination of long-term INVESTS FOR growth of capital and income, current return and relatively
      GROWTH OF low risk by investing in the common stocks of a diversified CAPITAL AND group of well-established companies. The Advisor will select INCOME WITH securities based on the issuing companies' quality and its
 RELATIVELY LOW  appraisal of a stock's price in relation to its value. When
           RISK appropriate, the Fund may also invest in preferred stocks or debentures convertible into common stocks.

       THE FUND .THE BALANCED FUND seeks a conservative combination of sta-INVESTS FOR bility, income and long-term growth of capital by investing
     STABILITY, in a diversified portfolio of stocks and bonds. The percent-INCOME AND age invested in each type of security will depend on whether
         GROWTH the Advisor believes stocks or bonds offer a better value at the time of allocation. A greater proportion invested in bonds ordinarily provides greater price stability, and a greater proportion in common stocks usually provides enhanced potential for growth of income and principal. The Fund will invest at least 25% of its total assets in fixed-income secu-rities. When determining this percentage, convertible bonds and/or preferred stocks will be considered common stocks, un-less these securities are held primarily for income. The bond portion of the Balanced Fund will be invested in accordance with the same investment policies as set forth below for the Bond Fund. As of November 30, 1997, the portfolio securities in the bond portion of the Balanced Fund had an average rat-ing of Aa2; the average effective portfolio maturity for the bond portion of the Fund was 9.1 years.

       THE FUND .THE GROWTH FUND seeks to achieve long-term growth of capital INVESTS IN by investing primarily in common stocks of companies which
      STOCKS OF  the Advisor believes have more growth potential than the U.S.
        GROWING economy as a whole. The Growth Fund will focus on securities COMPANIES, of well-established companies. Such companies will have, in
   WITH A FOCUS  the Advisor's judgment, favorable growth potential and expe-
       ON WELL- rienced managements. Normally, the Fund will be fully in-ESTABLISHED vested in common stocks and other securities convertible into
      COMPANIES  common stocks; however, the Fund may temporarily retain cash or invest in fixed-income securities, if deemed appropriate by the Advisor. Income is not a factor in selecting invest-ments.

16  FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The Growth Fund emphasizes securities believed to have supe-rior potential for growth rather than wide diversification. Up to 25% of the value of the Growth Fund's assets may be in-vested in securities of companies within a single industry.

 .THE SMALL COMPANY FUND seeks long-term capital appreciation    THE FUND
by investing primarily in a diversified portfolio of common     INVESTS IN
stocks, or securities convertible into common stock, issued     STOCKS OF
by small and medium-sized companies. The Fund may also invest   GROWING
in larger, more established companies. Companies selected for   COMPANIES,
the Fund are believed to have superior growth potential and     WITH A FOCUS
are judged to represent attractive relative values. Income is   ON SMALL AND
not a factor in selecting investments.                          MID-SIZED
                                                                COMPANIES
The median market capitalization of the Fund's portfolio com-panies generally will not exceed $1 billion and at least 65% of the Fund's assets will be invested in companies with mar-ket capitalizations not exceeding $2 billion. Up to 25% of the Fund's assets may be invested in securities within a sin-gle industry. The Fund may temporarily retain cash or invest in fixed-income securities, if deemed appropriate by the Ad-visor.

The Fund's policy is to avoid short-term trading. However, the Advisor may sell a security without regard to holding pe-riod if the Advisor believes it is in the Fund's best inter-est to do so.

The Fund's turnover rate is not expected to exceed 100% annu-ally. The Fund is intended for long-term investors willing to accept a higher-than-average level of volatility in order to seek above-average gains.

 .THE WORLD FUND seeks long-term growth of capital by invest-    THE FUND
ing primarily in a diversified portfolio of marketable equity   INVESTS
securities of established non-U.S. companies. Normally, at      PRIMARILY IN
least 75% of the Fund's total assets will be invested in se-    STOCKS OF NON-
curities of non-U.S. issuers selected by INVESCO Capital Man-   U.S. COMPANIES
agement, Inc. (the "World Fund Sub-advisor") primarily for long-term capital growth. The remaining 25% may be invested in companies organized in the United States that have their principal activities and interests (i.e., 50% of assets and/or 50% of revenues) outside the United States. The Fund may also invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or
BBB or higher by Standard & Poor's Ratings Services ("Stan-dard & Poor's").

The Fund generally will not invest more than 25% of its total assets in any one country; however, the Fund may invest up to 40% of its assets in any one country if in the judgment of the World Fund Sub-advisor, economic and business conditions make it appropriate to do so.

It is anticipated that the majority of the Fund's portfolio transactions will be executed on established stock exchanges or in the over-the-counter markets in the countries in which portfolio investments are being made. The Fund also expects to purchase American Depositary Receipts ("ADRs"), and Euro-pean Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs represent for-eign securities traded on U.S. exchanges or in the over-the-counter markets. To expedite settlement of portfolio transac-tions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. You can obtain more information about these strategies by reading the section entitled, "Investment Objectives and Policies -- Considerations Applicable to the World Fund -- Foreign Currency Transactions" in the Statement of Additional Information. Normally, however, the Fund does not hedge its foreign currency exposure.

Under abnormal economic or market conditions abroad, the Fund may assume a temporary defensive posture by investing all, or a major portion, of its assets in U.S. government obligations or investment-grade fixed income securities of companies or-ganized in the United States.

Investors should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, includ-ing, but not necessarily limited to, those described on page 24 below.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                       17
                                                                      Prospectus

 ...............................................................................

 THE FUND SEEKS  .THE HIGH YIELD FUND seeks high current income and total re-
   HIGH CURRENT  turn by investing primarily in lower rated corporate debt se-
     INCOME AND curities. The High Yield Fund will normally invest at least TOTAL RETURN 80% of its total assets in lower rated debt securities. These BY INVESTING are debt securities which, because of the greater possibility PRIMARILY IN that the issuers will default, are not investment grade
    LOWER RATED (i.e., are rated below BBB by Standard & Poor's or below Baa CORPORATE DEBT by Moody's, or are unrated but considered by the High Yield
    SECURITIES.  Fund Sub-advisor to be of comparable credit quality). The
                 High Yield Fund may invest in debt securities of any maturi-ty. No more than 25% of the High Yield Fund's assets will be invested in a single industry and no more than 5% of assets in a single issuer. Lower rated debt securities are described in more detail, and the risks inherent in investing in such securities are discussed, under "Information Relevant to the Fixed-Income Funds" on pages 24-25 below. For more informa-tion about ratings of debt securities, see "Appendix A -- De-scription of Bond Ratings" to this Prospectus.

                 The High Yield Fund may also invest up to 20% of total assets in common stocks, usually as a result of warrants associated with debt instruments purchased by the High Yield Fund, but also, under certain circumstances, to seek capital apprecia-tion. The Fund may also invest in debt securities convertible into common stock. If this percentage restriction is met at the time of investment, a later increase or decrease in per-centage resulting from a change in values of portfolio secu-rities or total amount of assets is not considered a viola-tion of the above 20% restriction. If the Fund receives common stock in respect of its debt securities in a corporate reorganization, the Fund will treat such common stock as a new investment as of the time of its receipt for purposes of this test, and if such investment would not be permitted un-der this restriction, then common stock in an amount at least equal to the amount of such new investment that would not be permitted under this restriction will be promptly sold.

                 The High Yield Fund, when aggregated with the holdings of other mutual funds advised by Keystone Investment Management Company ("the High Yield Fund Sub-advisor"), will not own more than 20% of the outstanding debt securities of any issu-er.

                 The High Yield Fund may invest in corporate loans made by banks or other financial institutions either at origination or by acquiring participations in, or assignments of or nova-tions of corporate loans. Certain corporate loans may not be readily marketable and may be subject to restrictions on re-sale; to the extent corporate loans are not readily market-able or subject to such restrictions, those loans would be subject to the High Yield Fund's limitation on illiquid secu-rities.

                 The corporate loans in which the High Yield Fund may invest typically are originated, negotiated and structured by a syn-dicate of co-lenders, one or more of whom administers the loan on behalf of the syndicate. The value of a corporate loan will depend primarily on the creditworthiness of the borrower. The High Yield Fund will invest in a corporate loan only if, in the High Yield Fund Sub-advisor's judgment, the borrower can meet the debt service on such a loan; however, the High Yield Fund Sub-advisor has no set minimum credit rating criteria regarding the borrowers with respect to in-vestments in corporate loans by the High Yield Fund. Although the High Yield Fund Sub-advisor will continue to monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Fund invests, there can be no assurance that such analysis will disclose factors that will impair the value of a corporate loan.

                 The High Yield Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily mar-ketable and include some securities that are restricted as to disposition under the federal securities laws or otherwise. If registration of such securities under the Securities Act of 1933, as amended (the "Securities Act"), is required, such registration may not be readily accomplished, and if such se-curities may be sold without registration, such resale may be permissible only in limited quantities. In either event, the inability to sell securities at the most opportune time may negatively affect the net asset value of the High Yield Fund.

                 The High Yield Fund may invest up to 25% of net assets in the securities of foreign issuers, provided that all such securi-ties are denominated in U.S. dollars and are purchased and held by the High Yield Fund in the United States. Investors should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including, but not necessarily limited to, those described on page 24 below.

                 Temporarily available cash may be invested in short term se-curities such as certificates of deposit, bankers' accept-ances, commercial paper, Treasury bills, repurchase agree-ments and U.S. Government Securities, as defined on page 20 below. Some or all of the High Yield Fund's assets also may be temporarily invested in such investments, or in longer term more highly rated debt securities during periods of unu-sual market conditions.

18  FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The High Yield Fund does not expect to invest in futures and options, or other derivatives contracts during the coming year. However, if and when derivative securities are devel-oped which permit effective hedging of a lower quality bond portfolio, the High Yield Fund may, for hedging purposes on-ly, buy or sell derivative securities contracts which in the opinion of the High Yield Fund Sub-advisor will hedge speci-fied risks relating to the High Yield Fund's portfolio of lower quality bonds. The total market value of such contracts at the time of the transaction initiating the position will not exceed 5% of the High Yield Fund's net assets.

 .THE BOND FUND seeks as high a level of continuing income as    THE FUND
is consistent with capital preservation. The Fund will invest   INVESTS FOR
its assets exclusively in fixed-income securities. At least     CONTINUING
80% of the Fund's assets, exclusive of cash items such as       INCOME
commercial paper, certificates of deposit and banker's ac-      CONSISTENT
ceptances, will be invested in one or more of the following     WITH CAPITAL
types of securities:                                            PRESERVATION


  1. Debt securities which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;

  2. Debt securities issued or guaranteed by the U.S. govern-ment, its agencies or instrumentalities ("U.S. Govern-ment Securities");

  3. Debt securities (payable in U.S. dollars) issued or guaranteed by the government of Canada or of a province of Canada, or any instrumentality or subdivision there-of; and

  4. Debt obligations of, or guaranteed by, domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, if the Advisor believes they have investment qualities comparable to securities which may be purchased under (1) above.

The remainder of the Fund's assets may be invested in other fixed-income investments not described above, such as straight or convertible debt securities and straight or con-vertible preferred stocks.

The Fund will invest no more than 20% of its total assets in either (i) securities rated lower than BBB by Standard & Poor's or Baa by Moody's, or (ii) unrated securities whose credit quality, in the Advisor's opinion, is below the credit quality of securities rated BBB by Standard & Poor's or Baa by Moody's. See "Appendix A -- Description of Bond Ratings" in this Prospectus for more information concerning ratings of debt securities. See the description of these lower rated se-curities and discussion of the risks inherent in such securi-ties under "Information Relevant to the Fixed-Income Funds" on pages 24-25 below.

As of November 30, 1997, the portfolio securities in the Bond Fund had an average credit quality of AA3; the average effec-tive portfolio maturity for the Fund was 9.8 years. The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In ap-plying this limitation, utility companies will be divided ac-cording to their services, and financial services companies will be classified according to the end users of their serv-ices. For example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate in-dustry, as will auto finance, bank finance, and diversified finance.

 .THE GOVERNMENT SECURITIES FUND seeks as high a level of cur-   THE FUND
rent income as is consistent with safety of principal by in-    INVESTS
vesting primarily in U.S. Government Securities. To a limited   PRIMARILY IN
extent, the Fund may also invest in repurchase agreements       U.S.
with respect to these securities. In addition, the Fund may     GOVERNMENT
invest up to 20% of its net assets in high quality money mar-   SECURITIES
ket instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. Money market instruments may be used as a means of making short-term investments.

The Fund may also use repurchase agreements as a means of making short-term investments, and will invest only in repur-chase agreements with durations of seven days or less, only where the collateral securities are U.S. Government Securi-ties, and in aggregate amounts of not more than 25% of the Fund's net assets. Further information concerning repurchase agreements is set forth on page 23 below.

    FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                       19
                                                                      Prospectus

 ...............................................................................

                 U.S. Government Securities include the following:

          U. S.    1. U.S. TREASURY BILLS, NOTES AND BONDS. These are obliga-
     GOVERNMENT       tions issued directly by the U.S. Treasury and have ma-
     SECURITIES       turities of less than one year for Bills, one to ten
 INCLUDE A WIDE       years for Notes, and ten to thirty years for Bonds.
       ARRAY OF
    INVESTMENTS    2. OBLIGATIONS GUARANTEED BY THE U. S. GOVERNMENT. These
                      include securities issued or guaranteed by certain agen-cies and instrumentalities of the U.S. government as to which the U.S. government guarantees repayment of prin-cipal and payment of interest. These securities include fully modified pass-through mortgage-backed certificates whose principal and interest are guaranteed by the Gov-ernment National Mortgage Association ("GNMA Certifi-cates").

                   3. OBLIGATIONS OF U.S. GOVERNMENT AGENCIES AND
                      INSTRUMENTALITIES. These include obligations issued or guaranteed by U.S. government agencies and instrumentalities, supported by any of the following:
                      (i) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury;
                      (ii) discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; or (iii) the full faith and credit of the agency or instrumentality.

                 The Fund is not required to maintain a set amount in any of the various types of U.S. Government Securities described above. The types of U.S. Government Securities selected for purchase will depend on market conditions and the Advisor's outlook for interest rates and the economy. As of November 30, 1997, the Fund's average effective portfolio maturity was
                 9.8 years.

   THE FUND MAY  At times, the Fund may make investments in GNMA Certificates
         INVEST and other mortgaged-backed U.S. Government Securities ("Mort-SUBSTANTIALLY gage-Backed Securities"). Each GNMA Certificate is backed by
   IN MORTGAGE-  a pool of mortgage loans insured by the Federal Housing Ad-
         BACKED ministration and/or the Veterans Administration. GNMA Certif-SECURITIES icates provide for the payment of fixed monthly installments of principal and interest to the registered holder of the se-curity. As noted above, timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government.

                 In addition to GNMA Certificates, the Fund may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securi-ties and certificates representing an interest in a pool of FNMA pass-through securities which are guaranteed as to the repayment of principal and payment of interest by FNMA. FHLMC, a corporate instrumentality of the United States, is-sues participation certificates which represent an interest in mortgages from FHLMC's portfolio and securities represent-ing an interest in a pool of FHLMC participation certifi-cates. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. As is the case with GNMA Certificates, the actual maturity of and realized yield on particular FNMA and FHLMC mortgage-backed securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

                 While the maximum life of a Mortgage-Backed Security is typi-cally 30 years, its average life varies with the maturities of the underlying mortgage instruments. Average life is likely to be substantially less than the original maturity of the mortgage pools underlying the Mortgage-Backed Security, due to prepayments, refinancing or foreclosure of these mort-gage loans. Prepayments are passed through to the registered holder along with regularly scheduled repayments of principal and payments of interest.

                 In general, if prevailing interest rates are significantly below the rates on mortgages underlying the Mortgage-Backed Securities, the Mortgage-Backed Securities are likely to have higher prepayment rates than if prevailing rates are at or above the interest rates on the underlying mortgages. Prepay-ment possibilities reduce the potential of Mortgage-Backed Securities to appreciate in market value during periods of falling interest rates, while the risk of decline in market value during periods of rising interest rates may be compara-ble to other debt securities of similar maturities.

                 The Fund does not intend to enter into options or futures transactions with respect to U.S. Government Securities, lend its securities to others, or enter into reverse repurchase agreements (but see page 26 for a

20  FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ...............................................................................

description of "dollar roll" transactions in which the Fund may engage). With respect to repurchase agreements, the Fund might incur time delays or losses in the event of the failure of the other party to the agreement to repurchase the securi-ties.

 .THE SHORT MATURITY GOVERNMENT FUND seeks as high a level of    THE FUND
current income as is consistent with safety of principal by     INVESTS
investing primarily in U.S. Government Securities. This Fund    PRIMARILY IN
will invest at least 65% of its assets in U.S. Government Se-   U.S.
curities with average maturities of from 2 to 5 years. The      GOVERNMENT
remainder of the Fund's assets may be invested in U.S. Gov-     SECURITIES
ernment Securities with other maturities, and the Fund may      WITH LIMITED
also invest to a limited extent in repurchase agreements with   MATURITIES
respect to these securities. In addition, like the Government
Securities Fund, the Short Maturity Government Fund may in-vest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S.
government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Gov-ernment Securities Fund above.

U.S. Government Securities include the types of securities described above under "The Government Securities Fund".

The Fund is not required to maintain a set amount in any of the various types of U.S. Government Securities. The types of U.S. Government Securities selected for purchase will depend on market conditions and the Advisor's outlook for interest rates and the economy. At times, the Fund may make invest-ments in Mortgage-Backed Securities, as described above under "The Government Securities Fund". As of November 30, 1997, the Fund's average effective portfolio maturity was
2.9 years.

The Fund does not intend to enter into options or futures transactions with respect to U.S. Government Securities, lend its securities to others, or enter into reverse repurchase agreements (but see page 26 for a description of "dollar roll" transactions in which the Fund may engage). With re-spect to repurchase agreements, the Fund might incur time de-lays or losses in the event of the failure of the other party to the agreement to repurchase the securities.

The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.

 .THE MONEY MARKET FUND seeks as high a level of current in-     THE FUND
come as is consistent with safety of principal and the main-    INVESTS SOLELY
tenance of liquidity by investing solely in short-term obli-    IN SHORT-TERM
gations of the U.S. Treasury. Such obligations include U. S.    U.S. TREASURY
Treasury Bills, U. S. Treasury Notes and U. S. Treasury Bonds   SECURITIES
with remaining maturities of 397 days or less. Securities that comprise the Fund may earn less income than longer term securities or lower quality securities that have less liquid-ity, greater market risk and greater market value fluctua-tions.

The Fund will seek to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its se-curities. In accordance with rules adopted by the Commission, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and to purchase only instruments having remaining maturities of 397 days or less. For more information about the amortized cost method, see "Determination of Net Asset Value" herein and in the State-ment of Additional Information.

In many states, the Fund's income dividends may be exempt       INCOME MAY BE
from state and local income taxes, but subject to federal in-   EXEMPT FROM
come taxes. For more information on state and local tax ex-     STATE AND
emption, see "Taxes" herein.                                    LOCAL TAXES

 .THE TAX-FREE INCOME FUND seeks as high a level of current      THE FUND
income, exempt from federal income taxes, as is consistent      INVESTS FOR
with capital preservation, by investing primarily in a diver-   CURRENT INCOME
sified portfolio of municipal bonds. These investments may      EXEMPT FROM
include obligations of states, territories and possessions of   FEDERAL INCOME
the United States and their political subdivisions, agencies,   TAXES
authorities and instrumentalities. The payments from these investments, in the opinion of the issuer's bond counsel, are exempt in their entirety from federal income tax.

At least 80% of the total assets of the Tax-Free Income Fund will, at all times, be invested in municipal bonds rated within the four highest rating categories, or obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's, except to the extent the Fund is in-vested in defensive investments, as described below. See

    FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                      21
                                                                     Prospectus

 ...............................................................................

                 "Appendix A -- Description of Bond Ratings" in this Prospec-tus for more information regarding ratings of debt securi-ties.

                 The Fund also may invest in unrated municipal bonds if the Advisor believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in securi-ties rated below investment-grade or unrated securities that the Advisor believes are not equivalent in credit quality to municipal bonds in the fourth highest rating category. As of November 30, 1997, the portfolio securities of the Tax-Free Income Fund had an average rating of A1; the average effec-tive portfolio maturity of the Fund was 10.9 years.

                 .THE NEW YORK FUND seeks as high a level of current interest THE FUND SEEKS income exempt from federal income taxes and New York State
   HIGH CURRENT and New York City personal income taxes as is consistent with INCOME EXEMPT liquidity and capital preservation, by investing substan-
   FROM FEDERAL tially all of its assets in obligations issued by or on be-AND NEW YORK half of the State of New York and its political subdivisions,
 STATE AND CITY  agencies, authorities, and instrumentalities ("New York Obli-
   INCOME TAXES  gations"), the interest on which, in the opinion of the is-
                 suer's bond counsel, is exempt from federal income tax and New York State and City personal income tax. The New York Fund normally will invest substantially all of its net assets in New York Obligations with maturities of more than one year at the time of investment. The Fund may, however, invest up to 20% of its net assets in short-term New York Obligations. At least 80% of the total assets of the New York Fund will, at all times, be invested in municipal bonds rated within the four highest rating categories, or obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories, of either Moody's or Standard & Poor's, except to the extent the New York Fund is invested in defensive investments, as described below. See "Appendix A -- Description of Bond Ratings" in this Prospec-tus for more information regarding ratings of debt securi-ties. The New York Fund also may invest in unrated municipal bonds if the Advisor believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in securities rated below investment-grade or unrated securi-ties that the Advisor believes are not equivalent in credit quality to municipal bonds in the fourth highest rating cate-gory. As of November 30, 1997, the portfolio securities of the New York Fund had an average rating of A2; the average effective maturity of the Fund was 10.6 years.

                 Due to the New York Fund's concentration in New York Obliga-tions, the Fund is more susceptible to factors adversely af-fecting issuers of New York Obligations than a municipal bond fund which invests nationally. Because the Fund invests at least 80% of its assets in New York Obligations, its net as-set value is particularly sensitive to changes in the eco-nomic condition and governmental policies of the State of New York. For example, the economic condition of a significant industry within New York may have a corresponding effect on specific issuers within New York or on anticipated revenue to the State. New York City's financial health is particularly related to the financial services sector. Other factors that may negatively affect economic conditions in New York include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.

                 The Advisor does not believe that the current economic condi-tions in New York State or New York City, or other factors described above, will have a significant adverse effect on the Fund's ability to invest in investment grade New York Ob-ligations. Because the Fund's portfolio will be comprised primarily of investment grade securities, the Fund is ex-pected to be less subject to market and credit risks than a Fund which invests primarily in lower quality New York Obli-gations. For additional information pertinent to investment in New York Obligations, see "Appendix A -- Economic Condi-tions in New York" to the Statement of Additional Informa-tion.

 THE FUND SEEKS  .THE PENNSYLVANIA FUND seeks as high a level of current in-
   HIGH CURRENT terest income exempt from federal income taxes and Pennsylva-INCOME EXEMPT nia personal income taxes as is consistent with liquidity and
   FROM FEDERAL  capital preservation, by investing substantially all of its
            AND assets in obligations issued by or on behalf of the Common-PENNSYLVANIA wealth of Pennsylvania (the "Commonwealth" or "Pennsylvania") INCOME TAXES and its political subdivisions, agencies, authorities and in-
                 strumentalities ("Pennsylvania Obligations"), the interest on which, in the opinion of the issuer's bond counsel, is exempt from federal income tax and Pennsylvania personal income tax. A general discussion of municipal bonds is contained in the description of the New York Fund, above.

22 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania Obligations with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania Obligations. All of the Pennsylvania Obligations in which the Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, possess equivalent investment characteristics, as determined by the Advisor. See "Appendix A -- Description of Bond Ratings" in this Prospectus for more information regarding ratings of debt securities. As of November 30, 1997, the portfolio secu-rities of the Pennsylvania Fund had an average rating of Aa1; the average effective portfolio maturity for the Fund was
10.8 years.

At least 75% of the Pennsylvania Fund's assets will be in-vested in (a) municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics; (b) municipal notes rated "SP-1" or higher by Standard & Poor's or "MIG-2" or higher by Moody's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics; and (c) tax-exempt commercial paper rated "A-1" or higher by Standard & Poor's or "Prime-1" by Moody's or, if not rated, that, in the opin-ion of the Advisor, possess equivalent investment character-istics. The Pennsylvania Fund cannot invest in municipal ob-ligations or notes rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or unrated securities that possess investment characteristics equivalent to these securities, in the opinion of the Advisor.

Due to the Pennsylvania Fund's concentration in Pennsylvania Obligations, the Fund is more susceptible to factors ad-versely affecting issuers of Pennsylvania Obligations than a municipal bond fund which invests nationally. Because the Fund invests at least 80% of its assets in Pennsylvania Obli-gations, its net asset value is particularly sensitive to changes in the economic condition and governmental policies of Pennsylvania. For example, the economic condition of a significant industry within Pennsylvania may have a corre-sponding effect on specific issuers within Pennsylvania or on anticipated revenue to Pennsylvania. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.

The Advisor does not believe that the current economic condi-tions in Pennsylvania or other factors described above will have a significant adverse effect on the Fund's ability to invest in investment grade Pennsylvania Obligations. Because the Fund's portfolio will be comprised primarily of invest-ment grade securities, the Fund is expected to be less sub-ject to market and credit risks than a Fund which invests primarily in lower quality Pennsylvania Obligations. For ad-ditional information pertinent to investment in Pennsylvania Obligations, see "Appendix B -- Economic Conditions in Penn-sylvania" to the Statement of Additional Information.
 ..............................................................
FURTHER INFORMATION RELEVANT TO THE INVESTMENT PRACTICES OF
THE FUNDS AND ASSOCIATED RISKS

INFORMATION RELEVANT TO ALL FUNDS

Depending upon the Advisor's appraisal of the availability of   PERIODICALLY
attractive securities and upon its judgment with respect to     THE FUNDS MAY
market conditions, a Fund may be less than fully invested.      BE LESS THAN
                                                                FULLY INVESTED

There can be no assurance that a Fund's objective will be at-tained.

None of the Funds, except the High Yield Fund as described above, may invest in illiquid securities, and none of the Funds may engage in short sales of securities.

All of the Funds, except the Money Market Fund, may also in-vest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases fixed-income securities and simultaneously agrees to resell these holdings to the counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities would be less than the repurchase price stated in the agreement. Bankruptcy or insolvency of such a defaulting counterparty may cause a Fund to delay or limit its rights concerning these securities. For more information about repurchase agreements, please refer to the Statement of Additional Information.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   23
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 INVESTING IN FOREIGN SECURITIES

                 The Common Stock, Balanced, Growth, Small Company, High Yield and Bond Funds may invest in securities of foreign issuers, although only where such securities are trading in the United States (or in the case of the High Yield and Bond Funds, on the Eurodollar market), and only where trading is denominated in U.S. dollars. The World Fund invests in securities traded in foreign markets and denominated in foreign currencies.

                 Investing in foreign securities involves certain special risk considerations which normally are not associated with invest-ing in U.S. securities, including, but not necessarily lim-ited to, those listed below. The Funds may be affected favor-ably or unfavorably by changes in currency rates or exchange control regulations. Markets in securities of foreign issuers may be less liquid and more volatile than those in the United States, for example because of substantially lower trading volume. Such lower volume could result in the Funds obtaining lower sales prices in the event of forced liquidation of se-curities to meet unanticipated cash requirements. Fixed com-missions on foreign stock exchanges are generally higher than negotiated commissions on U.S. stock exchanges, and there is less supervision and regulation of such exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. When investing in foreign countries, there is the possibility of expropriation of as-sets, confiscatory taxation, difficulty with the execution of judgments against foreign issuers, imposition of the with-holding of taxes prior to payment of dividends or other dis-tributions, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

                 INFORMATION RELEVANT TO THE EQUITY FUNDS

                 Investments in equity securities of small and medium-sized companies typically involve more risk than investments in eq-uity securities of larger companies, because they generally have limited financial resources and narrower product lines and may have less seasoned managers. In addition, their secu-rities may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

                 INFORMATION RELEVANT TO THE FIXED-INCOME FUNDS

                 The market prices of debt securities, including those issued by the U.S. government, are inversely affected by interest rate changes. As a result, the net asset value of the shares of Funds holding debt securities will fluctuate with condi-tions in the debt securities market. Debt securities with longer maturities and longer effective durations (a measure of an instrument's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than debt securities with shorter maturities or shorter effective durations.

                 The Bond, New York and Tax-Free Income Funds, and the bond portion of the Balanced Fund, may invest without limitation in debt securities in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may in-vest up to 25% of its assets in such debt securities. While considered "investment-grade", these securities may have more speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If a debt security in any of the Funds is down-graded below investment-grade, the Advisor will determine whether selling the security is in the shareholders' best in-terest. To arrive at this decision, the Advisor will consider several factors, including price, credit risk, market condi-tions and the prospective trend in interest rates.

                 The High Yield Fund may invest without limitation, and the Bond Fund and the bond portion of the Balanced Fund may in-vest up to 20% of total assets in lower rated debt securities (commonly referred to as junk bonds). The Tax-Free Income and New York Funds may invest up to 5% of total assets in such lower rated debt securities. Because of the increased risk of default, these securities generally have higher nominal or effective interest rates than higher quality securities. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if the Advisor or the High Yield Fund Sub-advisor believes the quality of such securities is higher than indicated by the rating.

                 These lower rated debt securities may pay interest at fixed, floating or adjustable rates. To the extent the Funds invest in adjustable or floating rate securities, the value of such securities is less likely to be adversely affected by inter-est rate changes than fixed rate securities. However, reduc-tions in interest rates

24 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

also may translate into lower ordinary income distributions paid by the Funds. The High Yield and Bond Funds, and the bond portion of the Balanced Fund, also may invest in debt securities (i) that do not pay interest but, instead, are is-sued at a significant discount to their maturity values (re-ferred to as zero coupon securities), (ii) that pay interest, at the issuer's option, in additional securities instead of cash (referred to as pay-in-kind securities) or (iii) pay in-terest at predetermined rates that increase over time (re-ferred to as step coupon bonds). Although zero coupon securi-ties, pay-in-kind securities and step coupon bonds may not pay interest, the High Yield, Bond and Balanced Funds never-theless must under existing tax law accrue and distribute the income deemed to be earned on a current basis, and therefore may have to sell other investments to raise the cash needed to make income distributions.

Lower rated bonds are generally considered significantly more   RISK FACTORS
speculative and likely to default than higher quality bonds.    RELATING TO
Relative to other debt securities, junk bond values tend to     LOWER RATED
be more volatile because: (i) an economic downturn may affect   FIXED-INCOME
the ability of issuers to pay interest and repay principal;     SECURITIES
and (ii) the secondary market for such securities may at times be less liquid or their prices may respond more ad-versely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. If the market for lower rated bonds becomes illiquid, the Funds may experience problems in valuing these securities. The likelihood that these securities will help the Funds achieve their investment objectives is more dependent on the Advi-sor's or the High Yield Fund Sub-advisor's own credit analy-sis than on ratings. Lower rated bonds are also more sensi-tive than other debt securities to adverse issuer-specific developments. The risk of loss due to default by the issuer of a junk bond is significantly greater for the holders of junk bonds than for holders of higher rated securities be-cause such securities may be unsecured and may be subordi-nated to other creditors of the issuer. In the event of a de-fault, the Funds may incur additional expenses to the extent it is required to seek recovery or participate in the re-structuring of the obligation. Junk bonds also may have call or redemption features that permit the issuer to repurchase the securities from the Funds. If a call is exercised by the issuer during a period of declining interest rates, the af-fected Fund would likely be required to replace such called securities with lower yielding securities, thus decreasing net investment income to the Fund.

The High Yield, Bond and bond portion of the Balanced Funds may purchase certain restricted securities ("Rule 144A Secu-rities") for which there is a secondary market of qualified institutional buyers as defined by Rule 144A under the Secu-rities Act. Rule 144A Securities that are determined to be liquid securities, either by the Advisor or the High Yield Fund Sub-advisor pursuant to guidelines approved by the Company's Board of Directors or by the Board, will not be subject to the High Yield Fund's limitation on illiquid secu-rities, or the prohibition on illiquid securities for the Bond Fund and bond portion of the Balanced Fund. Such liquid Rule 144A Securities may become illiquid if qualified insti-tutional buyers are unavailable. See "Investment Objectives and Policies -- Considerations Applicable to the Fixed Income Funds" in the Statement of Additional Information for addi-tional information regarding liquidity determinations with respect to Rule 144A Securities and corporate loans.

In the fiscal year ended November 30, 1997, the Government Fund had portfolio turnover of 249%, the High Yield Fund had portfolio turnover of 133% (not annualized), the Bond Fund had portfolio turnover of 130%, the Tax-Free Income Fund had portfolio turnover of 47%, the Balanced Fund had portfolio turnover of 63% (in the case of the Balanced Fund, this port-folio turnover results from portfolio turnover of 22% for the equity portion, and 135% for the bond portion), and the Short Maturity Government Fund had portfolio turnover of 61%. These Funds are actively managed, and their portfolios are con-stantly monitored and adjusted in an attempt to increase in-come, protect the income stream or improve the quality of the portfolios. This investment policy results in portfolio turn-over that is considered high, but this need not adversely af-fect performance, because the Funds generally do not pay com-missions; they deal directly with dealers acting as principals when buying or selling. Although the price of the securities may include a profit to the dealer, the Funds will only execute these transactions when the Advisor or High Yield Fund Sub-advisor believes it will help the Funds to achieve their investment objectives. High portfolio turnover (i.e., greater than 100% per year) may result in earlier rec-ognition of capital gains or capital losses for tax purposes than would otherwise be the case.

The assets of the High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may include securities that have been purchased on a when-is-sued or delayed-delivery basis. Delivery of and payment for these

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   25
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 securities could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for comparable se-curities. However, when the Fund makes a commitment to pur-chase the securities, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the securities, but may sell those holdings before settlement date if, in the Advisor's opinion, such action would benefit shareholders. When a Fund purchases securities on a when- issued or delayed-delivery basis, it will provide its custodian with enough assets to pay the purchase price of these securities upon delivery. Payment would be in the form of cash, cash equivalents, or short-term, high grade, fixed-income securities. This policy ensures that the use of when-issued or delayed-delivery pur-chases does not have the effect of leveraging the portfolio.

                 The Bond, Government Securities, Short Maturity Government and Balanced Funds may also enter into "dollar rolls". A dol-lar roll occurs when a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month and si-multaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes princi-pal and interest paid on the mortgage-backed or U.S. Treasury securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a segregated account with liquid, short-term, high grade debt securities. Dollar rolls in which the Funds may invest will be limited to covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio in-come without increasing the risk levels of the Funds.

                 INFORMATION RELEVANT TO THE TAX-EXEMPT FUNDS

                 Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax ("AMT"). Municipal bonds whose interest is a preference item for AMT purposes will comprise less than 20% of each of the Tax-Free Income and New York Funds' total as-sets. From their inceptions through May 4, 1998, the Tax-Free Income and New York Funds did not hold private activity bonds. However, past investment strategies are not necessar-ily indicative of the Funds' future investment program. The Pennsylvania Fund does not presently intend to purchase bonds subject to the AMT. For more information on private activity bonds, refer to the section entitled "Taxes" below.

                 In general, any gain or loss from the sale of a tax-exempt security will be treated for federal income tax purposes as either a short-term or long-term capital gain or loss for the Fund, depending on the holding period. Capital gains distri-butions are fully taxable. Recent legislation creates new categories of capital gains taxable at different rates which a Fund may pass through to shareholders. See "Taxes" below.

  STRATEGIES TO  Should the Advisor anticipate a rise in interest rates, and a
        PROTECT corresponding decline in value of long-term municipal bonds, SHAREHOLDER the Tax-Free Income, New York and Pennsylvania Funds may in-
     CAPITAL IN  vest temporarily in short-term debt obligations, including
       TIMES OF  taxable investments, to help protect shareholder capital.
         MARKET Such investments may include notes issued by or on behalf of WEAKNESS municipal issuers, U.S. Government Securities, instruments of domestic banks, repurchase agreements, domestic commercial paper, and other cash-type investments.

                 Under these conditions, the Pennsylvania Fund will limit its investments in securities other than Pennsylvania obligations to 20% of its assets. With respect to non-governmental is-suers, the Pennsylvania Fund will limit these investments to obligations of issuers whose quality rating at the time of purchase is within the two highest categories of either Stan-dard & Poor's or Moody's.

                 The interest on municipal obligations issued by states other than New York or Pennsylvania, for the New York and Pennsyl-vania Funds, respectively, is exempt only from federal income tax. Interest on certain qualifying U.S. Government Securi-ties, but not all such securities, is exempt only from state personal income tax. Interest on instruments of domestic banks, repurchase agreements, domestic commercial paper, and other cash-type investments are generally fully subject to both federal and any applicable state income taxes.

                 The New York and Pennsylvania Funds are subject to the risks relating to concentration in New York Obligations or Pennsyl-vania Obligations, as described on pages 22 and 23 above.

26 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The New York, Pennsylvania and Tax-Free Income Funds may pur-chase and sell certain exchange-traded financial futures con-tracts and related options for the following reasons:

 . to hedge against adverse changes in interest rates;

 . to protect against depreciation of municipal bond investments; or

 . to hedge against increases in the cost of prospective municipal bond investments.

None of the New York, Pennsylvania or Tax-Free Income Funds will purchase and sell financial futures contracts or related options if, immediately after purchase, the sum of the amount of initial margin on existing futures positions and premiums paid for outstanding options exceeds 5% of the Fund's total assets.

RISKS ASSOCIATED WITH THESE OPTIONS AND FUTURES TRANSACTIONS.

Options and futures transactions involve certain risks; how-ever, the Advisor believes that since the New York, Pennsyl-vania and Tax-Free Income Funds will engage in these transac-tions for hedging purposes only, these portfolio strategies will not subject these Funds to the risks frequently associ-ated with the speculative use of options and futures transac-tions. However, there are certain risks related to futures transactions used for hedging purposes that you should under-stand. These include: (i) incorrect forecasts of interest rates by the Advisor, which may result in the hedge being in-effective; (ii) possible lack of a liquid secondary market for a financial futures contract, which may result if the particular market exceeds its daily price fluctuation limit, or for other reasons, in which case the New York, Pennsylva-nia or Tax-Free Income Fund may be adversely affected by its inability to close out its futures position; and (iii) imper-fect correlation between the change in the market value of a Fund's municipal bonds and the prices paid for futures con-tracts, which may result in the hedge being ineffective. From their inceptions through May 4, 1998, none of the New York, Pennsylvania or Tax-Free Income Funds has engaged in any of the hedging transactions described above. For further infor-mation on financial futures contracts and options, please re-fer to "Investment Objectives and Policies" in the Statement of Additional Information.

 ..............................................................
MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS -- BOARD OF TRUSTEES

The Board of Directors of the Company and the Board of Trust-ees of the Pennsylvania Fund (together, the "Boards") consist of thirteen individuals, three of whom are "interested per-sons" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Boards are respon-sible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act.

INVESTMENT ADVISOR

The Advisor is a Vermont general partnership whose general      THE ADVISOR'S
partners are affiliates of three of the nation's major insur-   INDIRECT
ance companies, with aggregate assets of over $24 billion.      OWNERS ARE
The partners are:                                               MAJOR
                                                                INSURANCE
 . Sentinel Advisors, Inc., an indirect wholly-owned             COMPANIES WITH
  subsidiary of National Life Insurance Company ("National      COMBINED
  Life"),                                                       ASSETS OF OVER
                                                                $24 BILLION
 . ProvidentMutual Management Co., Inc., an affiliate of
  Provident Mutual Life Insurance Company ("Provident
  Mutual"),

 . HTK of Delaware, Inc., an affiliate of The Penn Mutual Life
  Insurance Company ("Penn Mutual"), and

 . Sentinel Management Company, a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual.

The principal business address of the Advisor is National Life Drive, Montpelier, Vermont 05604. Subject to the direc-tion and control of the Boards, the Advisor makes the invest-ment decisions for the Funds and provides certain administra-tive and related services. For these services to the Funds, the Advisor receives a fee, based on the aggregate average daily value of net assets of the Funds at the following an-nual rates:

  (1) With respect to the Small Company, Growth, World and
      Balanced Funds:

     0.70% per annum on the first $200 million of average daily net assets of such Funds in the aggregate;

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   27
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                        0.65% per annum on the next $100 million of such
                         assets;
                        0.60% per annum on the next $100 million of such
                         assets; and
                        0.55% per annum on such assets in excess of $400
                         million.

                    (2) With respect to the Common Stock Fund:
                        0.55% per annum on the average daily net assets of the
                         Fund.

                    (3) With respect to the Bond, New York, Tax-Free Income,
                        Government Securities and Short Maturity Government
                        Funds:
                        0.55% per annum on the first $200 million of average
                         daily net assets of such funds in the aggregate;
                        0.50% per annum on the next $200 million of such
                         assets; and
                        0.45% per annum on such assets in excess of $400
                         million.

                    (4) With respect to the High Yield Fund:
                        0.75% per annum on the first $100 million of average
                         daily net assets of the Fund:
                        0.70% per annum on the next $100 million of such
                         assets;
                        0.65% per annum on the next $100 million of such
                         assets; and
                        0.60% per annum on such assets in excess of $300
                         million.

                    (5) With respect to the Pennsylvania Fund:
                        0.55% per annum on the first $50 million of average
                         daily net assets of such funds in the aggregate;
                        0.50% per annum on the next $50 million of such
                         assets; and
                        0.45% per annum on such assets in excess of $100
                         million.

                    (6) With respect to the Money Market Fund:
                        0.40% per annum on the first $300 million of average
                         daily net assets of the Fund; and
                        0.35% per annum on such assets in excess of $300
                         million.

                 Effective March 30, 1998, the Advisor has voluntarily agreed for at least until November 30, 1998 to reimburse the follow-ing Funds for advisory fees or other expenses necessary to limit these Funds' overall expense ratios, after expense off-set, (i.e., net of certain credits against Fund expenses) to the amounts shown below:

            Bond Fund Class A shares...................................... 0.68%
            Government Securities Fund Class A shares..................... 0.87%
            Short Maturity Government Fund Class A shares................. 0.75%
            Tax-Free Income Fund Class A shares........................... 0.72%
            Pennsylvania Fund Class A shares.............................. 0.70%
            New York Fund Class A shares.................................. 0.00%

                 It is expected that the above reimbursement policy will re-sult in overall expense ratios, before expense offset, of ap-proximately the amounts shown in the table beginning on page 4 of this Prospectus. In the case of the Bond Fund, the reim-bursement of advisory fees will also benefit the Class B shares of the Bond Fund, which will experience the same re-duced effective advisory fee rate as the Class A shares of the Bond Fund. The Advisor currently intends to reset the above expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of such Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is expected to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 1998.

                 No reimbursement arrangements were in effect during fiscal 1997 for the Bond, Government Securities and Tax-Free Income Funds. For the Short Maturity Government Fund Class A shares, which were reimbursed by Sentinel Administrative Service Com-pany ("Sentinel Service") down to an expense ratio after ex-pense offset of 1.00% in fiscal 1997, a reimbursement of $68,091 was paid in fiscal 1997. For the Pennsylvania Fund Class A shares, which were reimbursed by Sentinel Service down to an expense ratio after expense offset of 0.75% from December 1, 1996 through March 30, 1997, and 0.90% from March 31, 1997 to November 30, 1997, a reimbursement of $152,810 was paid in fiscal 1997. For the New

28 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

York Fund, the policy of reimbursing all expenses, after ex-pense offset, was initiated by Sentinel Service on March 31, 1997, and a reimbursement of $47,242 was paid in fiscal 1997.

In addition to the above reimbursement program, the Advisor has a policy of reimbursing advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all the Funds, except for the World Fund, to 1.30%. In the event that a reimbursement were re-quired under this policy, the aggregate expense ratios of the Class B and Class C shares of the Funds, except for the World Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 1997, and no reimbursement was required under this policy.

PORTFOLIO MANAGERS

The Advisor employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manag-er, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Funds. Rodney A. Buck, the Chief Executive Officer of the Advisor, is also Chairman and Chief Executive Officer of National Life Investment Manage-ment Company, Inc., and Senior Vice President and Chief In-vestment Officer of National Life. Mr. Buck has been employed by the Advisor or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Richard A. Pender, Senior Vice President of the Advisor; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of the Advisor; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of the Advisor.

Each of Messrs. Buck, Pender, Lee and Brownlee is a Chartered Financial Analyst. Mr. Pender has been associated with the Advisor or its affiliates since 1986. Mr. Lee joined the Ad-visor in 1993. Prior to that time he was a Vice President at Shawmut National Corporation. Mr. Brownlee also joined the Advisor in 1993; prior to that he was a Managing Director at Aetna Life and Casualty.

The Common Stock Fund is managed by Mr. Pender and Daniel J. Manion, Vice President of the Advisor. Mr. Pender and Mr. Manion have been members of the Common Stock Fund management team since 1994. Mr. Manion, a Chartered Financial Analyst, has been associated with the Advisor since 1993; prior to that he was associated with Wright Investors' Service.

Mr. Lee has been the portfolio manager for the Growth Fund since November, 1993.

The Small Company Fund is managed by Scott T. Brayman, Vice President of the Advisor, and Mr. Lee. Mr. Brayman is a Chartered Financial Analyst, and has been with the Advisor since 1995. He has been involved with the Small Company Fund since he joined the Advisor. Prior to joining the Advisor, he was associated with Argyle Capital Management, Inc.

The Balanced Fund is managed by a team consisting of Mr. Buck, Mr. Pender and Richard D. Temple, Vice President of the Advisor. Mr. Buck has been the Fund's lead portfolio manager since 1982. Mr. Temple is a fixed-income portfolio manager who has been employed by the Advisor or its affiliates since 1969.

The portfolio managers for the Bond Fund are Mr. Temple and William C. Kane, Vice President of the Advisor. Mr. Temple has been the lead portfolio manager for the Bond Fund since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by the Advisor or its affiliates since 1992. Prior to joining the Advisor, Mr. Kane was employed by Chase Man-hattan Bank.

The portfolio manager of the Government Securities and Short
Maturity Government Funds is Mr. Brownlee.

The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of the Advisor. Mr. Hart has been with the Advisor since 1990, and prior to that he was employed by Sentinel Administrative Service Corporation and Shearson Lehman Brothers. The portfo-lio managers of the Money Market Fund are Mr. Temple and Darlene Coppola, Money Market Trader of the Advisor. Ms. Cop-pola has been employed by the Advisor or its affiliates since 1974.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   29
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

SUB-ADVISORS

        INVESCO With respect to the World Fund, the Advisor has entered into CAPITAL a sub-advisory agreement with the World Fund Sub-advisor,
    MANAGEMENT, INVESCO Capital Management, Inc. Pursuant to such agreement, INC. SERVES AS the World Fund Sub-advisor provides the Advisor with a con-SUB-ADVISOR TO tinuous investment program consistent with the World Fund's THE WORLD FUND stated investment objectives and policies. The sub-advisory agreement provides for a fee from the Advisor to the World Fund Sub-advisor of the greater of (a) a monthly fee equal to 0.03125% (0.375% per annum) of the average daily net assets of the Fund up to $500 million and 0.025% (0.30% per annum) of such average net assets in excess of $500 million, or (b) $20,000 per annum. INVESCO Capital Management, Inc. became the World Fund Sub-advisor on April 1, 1996, and the present sub-advisory agreement was approved by the shareholders of the World Fund at a meeting held on February 28, 1997. The effective fee rate paid by the Advisor to the World Fund Sub-advisor for the fiscal year ended November 30, 1997 was 0.375% per annum.

                 The World Fund Sub-advisor is located at 1315 Peachtree Street, Atlanta, Georgia 30309.

                 The World Fund's portfolio manager since June 1994 has been Erik B. Granade, International Equity Portfolio Manager of the World Fund Sub-advisor. Mr. Granade is a Chartered Finan-cial Analyst. He was associated with Cashman Farrell and As-sociates from June, 1994 to March 31, 1996, when he moved to the World Fund Sub-advisor. Prior to June, 1994 he was an In-ternational Portfolio Manager with Provident Capital Manage-ment, Inc.

       KEYSTONE With respect to the High Yield Fund, the Advisor has entered INVESTMENT into a sub-advisory agreement with Keystone Investment Man-MANAGEMENT agement Company, the High Yield Fund Sub-advisor. Pursuant to
 COMPANY SERVES  this agreement, the High Yield Fund Sub-advisor provides the
    AS THE SUB- Advisor with a continuous investment program consistent with ADVISOR TO THE the High Yield Fund's stated investment objective and poli-
     HIGH YIELD  cies. Under this arrangement, the High Yield Fund Sub-advisor
           FUND works in cooperation with the Advisor's investment profes-sionals but has full authority to manage the High Yield Fund's portfolio on a day to day basis. The sub-advisory agreement relating to the High Yield Fund provides for a fee from the Advisor to the High Yield Fund Sub-advisor equal to one half of the fee paid by the High Yield Fund to the Advi-sor, provided that the fee paid by the Advisor to the High Yield Fund Sub-advisor will always be at least 0.35% per an-num of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997.

                 The High Yield Fund Sub-advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116 and is an indirect sub-sidiary of First Union Corporation. First Union is headquar-tered in Charlotte, North Carolina. First Union and its sub-sidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

                 The portfolio manager for the High Yield Fund is Prescott B. Crocker, Senior Vice President and Group Head of Corporate Fixed Income at the High Yield Fund Sub-advisor. Mr. Crocker is a Chartered Financial Analyst, and has been the High Yield Fund's portfolio manager since its inception on June 20, 1997. Mr. Crocker joined Keystone in February, 1997. Prior to that he was President of Boston Security Counselors, the in-vestment management subsidiary of the brokerage firm Advest Co. Inc. He had joined Boston Security Counselors in November of 1993 as Senior Vice President-Fixed Income, where he man-aged among others the Advest Advantage series High Yield Trust. Upon the sale of the Advest Advantage funds to Northstar Investment Management Co. in July of 1995, Mr. Crocker joined that company as Fund Manager. He returned to Boston Security Counselors in August of 1996 as President.

                 ADMINISTRATION

                 In accordance with Fund Services Agreements with the Funds, Sentinel Service serves as the transfer agent for the Funds and also provides the Funds with certain fund accounting, fi-nancial administration and shareholder relations services. To perform the transfer agency function, Sentinel Service util-izes the computer system of DST Systems, Inc., ("DST") on a remote basis through Investors Fiduciary Trust Company ("IFTC").

                 The Fund Services Agreements provide for the Company and the Pennsylvania Fund to pay to Sentinel Service fixed fees of $842,500 per year and $84,000 per year, respectively, for fund accounting and financial administration services. They also provide for annual fees payable by the Company and the

30 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

Pennsylvania Fund for transfer agency and shareholder rela-tions services of $2,563,000 and $37,000, respectively, plus an amount equal to an annual rate of $15 per shareholder ac-count in excess of 106,500 and 1,500, respectively, as of the last day of the month preceding the installment due date. The fixed fees are subject to increase under inflation clauses approved by the Boards. The Funds must pay for remote access to the computer system of DST. Generally this is a fixed an-nual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fees, as a per-centage of net assets for transfer agency and shareholder servicing are somewhat higher than industry norms. However, the Boards believe that such fees are warranted in light of the level of service provided.

Year 2000 Issues. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900 (com-monly known as the "Year 2000 Problem"). Like other invest-ment companies and financial and business organizations, the Funds could be adversely affected if the computer systems used by the Advisor and Sentinel Service do not properly ad-dress this problem prior to January 1, 2000. Sentinel Service and its parent companies are currently analyzing these issues and are in the process of implementing the systems modifica-tions necessary to prepare for the year 2000. Currently nei-ther Sentinel Service nor the Advisor expects that the tran-sition to the 21st century will have any material impact on its ability to continue to service the Funds at current lev-els. In addition, Sentinel Service and the Advisor have sought assurances from the Funds' other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the year 2000, and Sentinel Service and the Advisor will continue to monitor the situation. At this time, however, no assurance can be given that the Funds' other service providers have anticipated ev-ery step necessary to avoid any adverse effect on the Funds attributable to the Year 2000 Problem.

Sentinel Service is also a Vermont general partnership of which affiliates of National Life, Provident Mutual and Penn
Mutual are the general partners.

 ..............................................................
CUSTODIAN

IFTC serves as the Custodian and Dividend Paying Agent for the Funds. IFTC is an affiliate of State Street Bank.

 ..............................................................
THE DISTRIBUTOR

The Distributor, Sentinel Financial Services Company, whose address is National Life Drive, Montpelier, Vermont 05604, serves as national distributor for the Funds under the terms of agreements which became effective March 1, 1993. The Dis-tributor has the exclusive right to distribute shares of the Funds through broker-dealers with whom it has selling agree-ments. The Distributor is a general partnership of which af-filiates of National Life, Provident Mutual and Penn Mutual are the general partners.

 ..............................................................
DISTRIBUTION PLANS

On March 1, 1993, each of the Funds, except for the Money Market, Short Maturity Government and New York Funds, adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, applicable to their Class A shares. On March 27, 1995, the Short Maturity Government Fund adopted a supplemental distribution plan pursuant to Rule 12b-1 under the 1940 Act, applicable only to it, and both the Short Maturity Government Fund and the New York Fund became subject to the existing distribution plan for all of the other Funds. Effective April 1, 1996, the Small Company, World, Common Stock, Balanced and Bond Funds adopted a Class B Distribution Plan applicable only to the Class B shares of these Funds. The High Yield Fund became subject to the Class A and Class B distribution plans on June 20, 1997. The Growth Fund commenced offering Class B shares pursuant to the Class B Distribution Plan on January 12, 1998. Effective May 1, 1998, the Common Stock, Balanced, World and High Yield Funds adopted a Class C Dis-tribution Plan, which applies only to the Class C shares of these Funds. These distribution plans are herein referred to as the "Plans". Neither the Class A nor the Class B shares of the Money Market

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   31
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 Fund is a participant in the Plans and none of the fees paid by the other Funds pursuant to the Plans will be used to re-imburse the Distributor for expenses incurred in connection with the distribution of Money Market Fund shares.

                 Under the Plans applicable to the Class A shares, each par-ticipating Fund will pay to the Distributor a monthly fee at the maximum annual rate of (a) .30% of average daily net as-sets in the case of the Small Company, Growth, World, Common Stock and Balanced Funds, (b) .20% of average daily net as-sets in the case of the High Yield, Bond, New York, Pennsyl-vania, Tax-Free Income and Government Securities Funds, or
                 (c) .35% of average daily net assets in the case of the Short Maturity Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with dis-tribution and promotion of the shares of each participating Fund, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occu-pancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promoting and selling shares of such Fund to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, and any supplement thereto used in connection with the offering of such Fund's shares to the public, or any reports and other communications for distribution to existing shareholders, and service fees paid to securities dealers who have executed a selling agreement with the Distributor.

                 Under the Plan applicable to the Class B shares, the Class B shares of each of the Common Stock, Balanced, Growth, Small Company, World, High Yield and Bond Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remain-ing 0.75% shall be for the recovery of the initial sales com-missions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such pay-ments, and for the other types of distribution, sales and marketing expenditures detailed in the preceding paragraph for the Plans applicable to the Class A shares. The High Yield Fund Class B shares are not assessed a distribution fee in respect of the seed money shares owned by National Life, which will result in an overall Rule 12b-1 fee to the Class B shares of the High Yield Fund of less than 1.00% for so long as National Life maintains its investment.

                 Under the Plan applicable to the Class C shares, the Class C shares of each of the Common Stock, Balanced, World and High Yield Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

                 These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Asso-ciation of Securities Dealers, Inc.

32 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

To dealers, the Distributor pays, in the case of the Class A shares of the Small Company, Growth, World, Common Stock and Balanced Funds, .20% per annum of average net assets owned by clients of the dealer who acquired such shares on or after March 1, 1993; in the case of the Class A shares of the Bond, New York, Pennsylvania, Tax-Free Income and Government Secu-rities Funds, .10% per annum of the Funds' average net assets owned by clients of the dealer who acquired such shares on or after March 1, 1993, or, in each case, who acquired their shares in the acquisitions of ProvidentMutual Fund or Inde-pendence Capital Group of Funds assets by the Funds; and in the case of the Short Maturity Government Fund, .25% per an-num of the average net assets owned by clients of the dealer. In the case of Class B shares of the Common Stock, Balanced, Growth, Small Company, World, High Yield and Bond Funds, the Distributor pays to dealers a service fee which varies based on the total assets in Class B shares of such Funds for which each registered representative of such dealer is the regis-tered representative of record at the time commissions are paid, as follows:

ASSETS IN CLASS B SHARES OF THE FUNDS                    ANNUAL
FOR WHICH A PARTICULAR INDIVIDUAL IS THE              BROKER-DEALER
REGISTERED REPRESENTATIVE OF RECORD                    SERVICE FEE
----------------------------------------------------- -------------
$0 - $99,999.........................................      -0-
$100,000 - $199,999..................................     0.10%
$200,000 - $999,999..................................     0.25%
$1,000,000 and over..................................     0.50%

A selling dealer may elect to be paid a service fee on such Class B shares of 0.25% per annum, instead of the above ar-rangement. In no case will the Class B shares of any Fund pay service fees which total more than 0.25% per year. To the ex-tent the above schedule requires a payment from the Distribu-tor in an amount exceeding 0.25% of average daily assets of the Class B shares of any Fund, then the Distributor will make such payment and will not be entitled to recover the ex-cess over 0.25% from the Funds under the Plans.

The Class B share service fee for the first year after a pur-chase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or ac-counts in dealer street name.

The portion of the distribution fee consisting of service fees to dealers will be paid out of the general assets of the related Fund and therefore affects all shareholders of each such Fund equally, regardless of whether a service fee pay-ment is made in respect to a particular shareholder's shares. The degree to which each Fund is affected will depend on the percentages of the shares of such Fund which are or are not subject to service fee payments.

The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund or class of shares of a Fund, or in any future year for reimbursable expenses for any Fund that exceed the applicable 0.35%, 0.30%, 0.20% or 1.00% maximums.

 ..............................................................
HOW TO PURCHASE SHARES

You can purchase shares of the Funds through any securities     OPENING AN
dealer who has a sales agreement with the Distributor. If you   ACCOUNT IS
already have an account with Sentinel you can purchase shares   EASY
by mailing your check directly to Sentinel Service.

ALTERNATIVE PURCHASE OPTIONS

The Common Stock, Balanced, World and High Yield Funds offer prospective investors a choice of three classes of shares, Class A, Class B and Class C, which incur sales charges in different forms and amounts and which bear different levels of expenses. These alternative purchase arrangements are de-signed to enable the investor to choose the method of pur-chasing Fund shares that is most beneficial to the investor based on all factors to be considered, which may include: the amount and intended length of the investment, the type of Fund, and whether the investor intends to utilize the ex-change privilege. Generally, when making an investment deci-sion, investors should at least consider the anticipated life of an intended

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   33
                                                                     Prospectus

 ...............................................................................

                 investment in the Funds, the accumulated distribution fees plus CDSCs on Class B and Class C shares, the initial sales charge, if any, plus accumulated distribution fees on Class A shares, the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, and the auto-matic conversion of Class B shares to Class A shares at cer-tain specified times.

                 The Growth, Small Company and Bond Funds offer prospective investors a choice of Class A shares or Class B shares. The same factors as those listed in the preceding paragraph should be considered in determining which method of purchas-ing shares of these Funds is most beneficial to the investor.

                 In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Class A Shares -- Reduced Sales Charges" and "How to Redeem Shares --
                  Class B Shares -- Waiver or Reduction of the CDSC" below.

                 There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $1,000,000. The Funds may refuse any order to purchase shares.

                 The Government Securities, Short Maturity Government, Tax-Free Income, New York and Pennsylvania Funds offer only Class A shares. Class B shares of the Money Market Fund are offered only for exchanges from the Class B shares of other Funds, and are not offered for initial purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where the initial invest-ment is a minimum of $10,000, each dollar-cost averaging transaction at least $1,000, and the program is completed within 24 months. A CDSC will apply to Class B shares in the Money Market Fund, and to Class A shares of the Money Market Fund if such shares were acquired in exchange for Class C shares acquired within one year of the date of such exchange. See "Shareholder Services -- Exchange Privilege" below.

                 CLASS A SHARES

                 For all purchases of Class A shares, you pay the public of-fering price, which equals the net asset value per share (next computed following receipt of your order by Sentinel Service), plus a sales charge (except that in the case of the Money Market Fund, there is no sales charge).

                 The sales charge ranges from 5.0% to 0.0% of the offering price (5.3% to 0.0% of the net amount invested). The size of your purchase will determine the amount of your sales charge.

                 CLASS A SHARES -- SALES CHARGES

                 The table below shows the schedule of sales charges for the Common Stock, Balanced, Growth, Small Company and World
                 Funds:

                                                              SALES    DEALER
            SALE SIZE                                         CHARGE REALLOWANCE
            ---------                                         ------ -----------
            $0 to $99,999....................................  5.00%    4.50%
            $100,000 to $249,999.............................  4.00%    3.75%
            $250,000 to $499,999.............................  2.50%    2.25%
            $500,000 to $999,999.............................  2.00%    1.75%
            $1,000,000 or more...............................   -0-      -0-

                 The schedule of sales charges for the High Yield, Bond, Gov-ernment Securities, Tax-Free Income, New York and Pennsylva-nia Funds is set forth in the table below:

                                                              SALES    DEALER
            SALE SIZE                                         CHARGE REALLOWANCE
            ---------                                         ------ -----------
            $0 to $99,999....................................  4.00%    4.00%
            $100,000 to $249,999.............................  3.50%    3.25%
            $250,000 to $499,999.............................  2.50%    2.25%
            $500,000 to $999,999.............................  2.00%    1.75%
            $1,000,000 or more...............................   -0-      -0-

                 For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00%, with a dealer reallowance of 0.75%. For sales of $1,000,000 and over, there is no ini-tial sales charge. There is no sales charge on purchases of shares of the Money Market Fund.

34 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

In cases in which there is no sales charge because the sale is in an amount of $1,000,000 or more, the Distributor will pay dealers compensation of 1.00% for sales of up to $4,999,999, and in an individually negotiated amount for sales of $5,000,000 and over. See "How to Redeem Shares --
 Class A Shares Purchased in Amounts Over $1,000,000 --
 CDSC", below.

Equity Services, Inc., 1717 Capital Management Company, Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of the Advisor, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of such shares. Because the Funds calculate the offering price per share by rounding to the nearest whole cent, the entire sales charge may be slightly more or less than the sales charge percentages set forth above.

CLASS B SHARES

For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares (including Class B shares of the Money Market Fund), if you redeem shares during the applica-ble CDSC period, and no waiver of the CDSC applies. See "How to Redeem Shares -- Class B Shares -- CDSC" and "How to Re-deem Shares -- Class B Shares -- Waiver or Reduction of the CDSC", below.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase. See "Distribution Plans" above. After such period, the Class B shares automatically convert to Class A shares and are no longer subject to such higher distribution fees. The holding period for Class B shares after which they automatically con-vert to Class A shares varies depending on the amount of the initial purchase payment. For purchase payments up to $250,000, the automatic conversion occurs at the end of the sixth year; for purchase payments from $250,001 to $500,000, the automatic conversion occurs at the end of the fifth year; and for purchase payments from $500,001 to $999,999, the au-tomatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Because the CDSC may be lower and the conversion to Class A shares may be faster for purchase amounts of over $250,000, it may be advantageous for a shareholder to use a Right of Accumulation ("ROA") or a Letter of Intent ("LOI") in connec-tion with the purchase of Class B shares. These privileges are described below under "How to Redeem Shares -- Waiver or Reduction of the CDSC".

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make pay-ments to selling broker-dealers, at the time a shareholder purchases Class B shares, of amounts equal to the following percentages of the aggregate purchase amount (including in-vestments in Class A shares and Class C shares under the ROA and/or LOI):

                                                    BROKER-DEALER
AMOUNT OF PURCHASE PAYMENT                             PAYMENT
--------------------------                          -------------
Up to $249,999.....................................      4.0%
$250,000 to $499,999...............................      2.5%
$500,000 to $999,999...............................      2.0%

The Class B shares of the Money Market Fund are only avail-able through exchange from the Class B shares of another Fund or in connection with the program described on page 34. The Class B shares of the Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. See "How to Redeem Shares -- Class B Shares -- CDSC", below.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   35
                                                                      Prospectus

 ...............................................................................

                 CLASS C SHARES

                 For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares (including Class A shares of the Money Market Fund received in exchange for Class C shares, as described below), if you redeem shares during the first year after their purchase, and no waiver of the CDSC applies. See "How to Redeem Shares -- Class C Shares -- CDSC" and "How to Re-deem Shares -- Waiver or Reduction of the CDSC", below.

                 Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. See "Distribu-tion Plans" above. However, since Class C shares never con-vert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment. An investor should consider whether the advantage, as compared with Class B shares, of the investment not being subject to a CDSC after the first year, and the significantly lower CDSC in the first year, outweighs the disadvantage of remaining subject to higher distribution fees for the entire holding period of the in-vestment, as well as whether the advantage, as compared with Class A shares, of not being subject to an initial sales charge outweighs the higher distribution fees.

                 Investors who purchase Class C shares have the ability to ex-change at net asset value only for the Class C shares of other Funds which offer Class C shares, except that investors in Class C shares may also exchange into Class A shares of the Money Market Fund. However, if an investor exchanges Class C shares into Money Market Fund Class A shares within one year of the purchase of the Class C shares, a CDSC may apply to a subsequent redemption of the Money Market Fund shares. See "Class C Shares --CDSC" on page 41 below. An in-vestor who has exchanged Class C shares into Money Market Fund Class A shares may exchange back into Class C shares of any Fund which offers Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

                 CLASS A SHARES -- REDUCED SALES CHARGES

        YOU CAN RIGHT OF ACCUMULATION. Quantity discounts begin with invest-RECEIVE A ments in Class A shares in excess of $100,000. This applies
  REDUCED SALES  to purchases of Class A shares of one or more of the Funds at
   CHARGE FOR A  one time, or to purchases of either Class A shares, Class B
      NUMBER OF  shares or Class C shares combined over time by you, your
        REASONS spouse and children under the applicable age of majority, a trustee or other fiduciary account for these same persons. Additionally, accounts for charitable, religious, educational and similar corporations, associations, or foundations exempt under Section 501(c)(3) or (13) of the Code, retirement plans set up under the Self-Employed Individuals Tax Retirement Act of 1962, and Individual Retirement Accounts ("IRAs") may be linked to an individually owned account for this privilege. However, individually registered accounts may not be linked with a participant account in any plan which has multiple linked accounts except as noted below in the AG&T Advantage Program. Please note that, in order to take advantage of this privilege, you must advise your representative at the time of purchase that you are eligible for this privilege and must provide the fund name(s), registration of account(s), and ac-count number(s).

                 LETTER OF INTENT. The LOI lowers your costs on Class A share investments of more than $100,000 or Class B share invest-ments of more than $250,000 spread over 13 months or, in the case of corporate qualified plans, spread over 30 months. The LOI is not a binding commitment by you to purchase, or by the Fund to sell additional shares. All purchases made for your account within 13 months from the date of the LOI, or when applicable 30 months will be made at the reduced sales charge for the investment amount checked on the account application. Any dividends and distributions will be reinvested without a sales charge and will not be considered in determining whether the LOI has been completed.

                 Any purchases of the Sentinel Family of Funds (except the Money Market Fund) made by you within the 90 days preceding the date of your LOI may be included under it but do not qualify for the discount. You may also combine the value, at the current offering price, of any shares you own of other Sentinel Funds in order to determine the quantity discount which would apply under the LOI. Two percent (2%) of the shares purchased under the LOI will be held in escrow by Sen-tinel Service and released at the end of the 13- or 30-month period or upon completion of the LOI.

36 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

Upon expiration of the 13- or 30-month period a sales charge may be due if total purchases are less than the LOI amount indicated on the application. Sales charges are due within 20 days after notification to the account holder and may be paid either by check payable to Sentinel Service or by redemption of shares held in escrow to the extent necessary to pay such amount due. Upon payment of the balance due any remaining es-crow shares will be released and free from further sales charges. The sale of shares for this purpose will be a tax-able event.

GROUP INVESTMENTS. Any group of investors which notifies the Distributor that it will act as a group in purchasing Fund shares, in such a way as to result in reduced selling ex-penses, will be entitled to be treated as if it were a single entity for purposes of the reduced sales charges for quantity purchases, the ROA and the LOI.

AG&T ADVANTAGE PROGRAM. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or
Section 403(b) plans for which American Guaranty & Trust Com-pany ("AG&T") is the custodian may group participating em-ployee accounts together in such a way as to result in re-duced sales charges for quantity purchases under both the ROA and the LOI. Quantity discounts under this program are based upon amounts previously invested in the Funds. In addition, personal accounts for the employee and members of his or her immediate family, as defined above under "Right of Accumula-tion", may be grouped with the employee's SIMPLE IRA or Sec-tion 403(b) accounts for quantity purchases under both the ROA and LOI.

NET ASSET VALUE PURCHASES. Certain investors, subject to lim-itations, may purchase Class A shares of the Funds at net as-set value. Such investors include current and former Direc-tors of the Funds and predecessors to the Funds; certain current and retired directors, officers, employees and retir-ees of the general partners of the Advisor and their affili-ates; directors, officers, employees and clients of the Sub-advisors; members of the immediate families of, or survivors of, all of the above-referenced individuals; registered rep-resentatives of securities dealers that have entered into a sales agreement with the Distributor, and who notify the Dis-tributor of such status at the time of the purchase, and mem-bers of their immediate families or their survivors; non-profit organizations with which any of the above-referenced persons are actively involved; investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts or the accounts of their cli-ents (such clients may include, without limitation, retire-ment and deferred compensation plans and trusts used to fund those plans including those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts"), and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners, bank trust depart-ments or broker dealers who place trades for their own ac-counts, if such accounts are linked to the master account of such investment advisor, financial planner or broker-dealer on the books and records of the broker or agent; purchasers who are investing section 403(b) loan principal repayments; purchasers who notify the Distributor that the funds being used for such purchase consist of redemption proceeds from other mutual fund shares for which a sales charge or CDSC has been paid, and such funds in fact come from such source; and investments being transferred from individually managed trust accounts at AG&T. AG&T may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If there is more than one person on an account registration, all persons named in the account registration must qualify. You must notify the Distributor at the time of purchase if you qualify for a front-end sales charge waiver. Please also note that investors may be charged a transaction fee by a broker or agent if they effect transactions in Fund shares through a broker or agent.

In addition, Class A shares of any Fund may be purchased at net asset value, without payment of a sales charge, by pen-sion, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, or (3) such shares are purchased by an employer-spon-sored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single finan-cial institution or service organization who has

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   37
                                                                      Prospectus

 ...............................................................................

                 entered into an agreement with the Distributor with respect to their use of the Funds in connection with such accounts. Please note that tax-exempt funds are not appropriate invest-ments for such plans. The Distributor may pay dealers for share purchases of the Funds (other than the Money Market
                 Fund) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Money Market Fund shares sold at net asset value to an em-ployee benefit plan in accordance with this paragraph.

                 OTHER MATTERS RELATING TO DISTRIBUTION OF FUND SHARES

                 The Distributor will reimburse all broker-dealers who agree with the Distributor to undertake activities designed to spe-cifically promote the Funds, for costs incurred by such bro-ker-dealers in the course of such activities. Dealer conces-sions on automated periodic investment programs may be advanced to dealers who have entered into an agreement with the Distributor with respect to such advances. The Advisor has adopted a policy under which sales of shares of the Funds may be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, sub-ject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

                 The Distributor is sponsoring a sales contest during the pe-riod January 1, 1998 to December 31, 1998, in which regis-tered representatives of all broker-dealers who have elected to participate in the contest can qualify for a trip to a destination to be announced by achieving sales of shares of the Funds (other than the Money Market Fund) and sales of ac-counts managed by American Guaranty & Trust Company, the Dis-tributor's trust company affiliate, aggregating at least $1,200,000, and may bring a guest at the Distributor's ex-pense by achieving such sales of at least $1,700,000. In the event that a change in law prohibits such a sales contest, however, the Distributor will be forced to cancel the con-test.

        OPEN AN Accounts may be opened with only $50 using the Automatic In-ACCOUNT WITH vestment Plan. Otherwise, the minimum initial investment in AS LITTLE AS any Fund is $1,000, except as otherwise provided in the
            $50 Statement of Additional Information and except for certain retirement plan accounts. The minimum subsequent investment is $50. The Funds reserve the right to reject any order and may charge a fee of $25 for each check or electronic payment returned unpaid due to insufficient funds.

                 PURCHASING SHARES BY CHECK

                 Make your checks payable to "Sentinel Administrative Service Company" and remit to:

                    Sentinel Administrative Service Company P.O. Box 1499 Montpelier, VT 05601-1499

                 All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemp-tion of shares purchased by check until such check has cleared, which may take up to 15 days after the purchase date.

                 A purchase made by check is effected on the day when federal funds are made available to a Fund, usually within one busi-ness day after Sentinel Service receives the check. Federal funds are monies held by a commercial bank on deposit in one of the U.S. Federal Reserve branch banks (the "Federal Re-serve Banks").

                 PURCHASING SHARES BY WIRE

   ANOTHER EASY  You may purchase shares by wiring federal funds directly to
     WAY TO BUY  Sentinel Service when the New York Stock Exchange ("NYSE")
         SHARES  and Federal Reserve Banks are open for business.

                 To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. If you don't have an application, request one. Complete the application and return it promptly to Sentinel Service.

                 Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

38 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................


DEALER WIRE PURCHASE ORDERS

As a convenience to shareholders, the Distributor will, act-ing for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

AUTOMATIC INVESTMENT PLAN

This feature affords you the opportunity to dollar-cost aver-age using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

TELEPHONE INVESTMENT SERVICE

This feature enables you to purchase Fund shares via elec-tronic funds transfers from your bank account simply by phon-ing Sentinel Service.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE

Government Direct Deposit enables you to purchase Fund shares (minimum of $50.00 per transaction) by having Federal salary, Social Security, or certain veterans', military or other pay-ments from the Federal government automatically deposited into your account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must complete and file with Sentinel Service a completed Di-rect Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The Direct Deposit Sign-Up Form may be obtained by contacting Sentinel Service or the appropriate Federal Agency for your type of payment. Death or legal incapacity will terminate your participation in this Privilege. You may elect to terminate your participation in this privilege by providing written notification to the ap-propriate Federal agency.

PAYROLL SAVINGS PLAN

Payroll Savings Plan permits you to purchase Fund shares (minimum of $50.00 per transaction) automatically on a regu-lar basis. Depending upon your employer's direct deposit pro-gram, you may have part or all of your paycheck transferred to your existing Sentinel account electronically through the Automated Clearing House system each pay period. To establish a Sentinel Payroll Savings Plan account, you must file an au-thorization form, available from Sentinel Service, with your employer's payroll department. Changes may be made through written notification to your employer.

 ..............................................................
HOW TO REDEEM SHARES

If your shares are held by Sentinel Service, you can redeem your shares by providing Sentinel Service with the appropri-ate instructions by mail or otherwise.

If you are the shareholder of record and have a certificate     FOLLOW THESE
representing ownership in a Fund, you can redeem your shares    EASY STEPS TO
by either:                                                      REDEEM SHARES

 . Surrendering the certificate in person, to Sentinel Service
  (National Life Drive, Montpelier, Vermont),

 or

 . Mailing the certificate to

  Sentinel Administrative Service Company, P. O. Box 1499,
  Montpelier, VT 05601-1499

WE SUGGEST SENDING CERTIFICATES BY CERTIFIED MAIL.

Sentinel Service is required to redeem your shares at net as-set value, less any applicable CDSC, as of the close of busi-ness on the day such surrender or appropriate instructions are received, in "good order", prior to 4:00 p.m. on a day that the NYSE is open for business.

"Good order" means that the instructions must be signed by      IMPORTANT
the registered owner(s) exactly as the shares are registered    INFORMATION
and the signature(s) must be guaranteed by an eligible guar-    FOR REDEEMING
antor institution which meets Sentinel Service's require-       SHARES
ments, unless an exception listed below applies. The seal or stamp of a notary public is not acceptable. You are not re-quired to provide a signature guarantee when:

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   39
                                                                      Prospectus

 ...............................................................................

                 . the proceeds of the redemption do not exceed $50,000 in any one day and the proceeds check is made payable to the reg-istered owner(s) and mailed to the record address (provided the record address has not been changed within the past 30 days), or

                 . the proceeds of the redemption are payable to one of the
                   Advisor's parent corporations or an affiliate.

                 No interest will accrue on amounts represented by uncashed redemption checks.

                 CLASS B SHARES -- CDSC

                 If you redeem Class B shares, a CDSC may be imposed. Whether a CDSC is imposed and the amount of the CDSC depends on the amount of your purchases and the number of years since you made the purchase from which an amount is being redeemed. Partial redemption requests will be increased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. Purchases are subject to the CDSC according to the following schedules:

                 For purchase amounts of up to $249,999:

            YEAR SINCE PURCHASE
            PAYMENT WAS MADE                                     CDSC PERCENTAGE
            -------------------                                  ---------------
            First...............................................        4%
            Second..............................................        4%
            Third...............................................        3%
            Fourth..............................................        2%
            Fifth...............................................        2%
            Sixth...............................................        1%

                 For purchase amounts from $250,000 to $499,999:

            YEAR SINCE PURCHASE
            PAYMENT WAS MADE                                     CDSC PERCENTAGE
            -------------------                                  ---------------
            First...............................................      3.5%
            Second..............................................        3%
            Third...............................................        2%
            Fourth..............................................        1%
            Fifth...............................................        1%

                 For purchase amounts from $500,000 to $999,999:

            YEAR SINCE PURCHASE
            PAYMENT WAS MADE                                     CDSC PERCENTAGE
            -------------------                                  ---------------
            First...............................................        3%
            Second..............................................        2%
            Third...............................................        1%
            Fourth..............................................        1%

                 In determining whether a CDSC is payable, redemptions are taken first from any shares acquired through reinvestment of distributions, or any other shares as to which a waiver of the CDSC is applicable. The purchase payment from which a re-demption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected. The amount of the CDSC will be equal to the applicable CDSC percentage multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. Any CDSC imposed on a redemption of Class B shares is paid to the Dis-tributor.

                 If you exchange Class B shares into Class B shares of the Money Market Fund, or purchase Class B shares of the Money Market Fund in connection with the program described on page 34, the time during which these assets are held in the Class B shares of the Money Market Fund will not count either to-ward the time that must elapse before Class B shares are au-tomatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if such Class B shares of the Money Market Fund are ulti-mately redeemed, a CDSC will apply in the amount that would have been applicable on the date the assets were exchanged into the Class B shares of the Money Market Fund, regardless of how long the Class B shares of the Money Market Fund were held. Also, if the Class B shares of the Money

40 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

Market Fund are then further exchanged into Class B shares of another Fund, and such shares are ultimately redeemed, a CDSC will apply in the amount that would have been applicable if the total holding period for the shares was the period during which Class B shares of Funds other than the Money Market Fund were held. In such a case, the automatic conversion into Class A shares of the same Fund will occur only after Class B shares of Funds other than the Money Market Fund have been held for the six, five or four year period, as applicable.

WAIVER OR REDUCTION OF THE CDSC

You are subject to a reduced CDSC on Class B shares for quan-tity purchases, as indicated above, or when you buy shares in connection with the ROA or a LOI. The ROA will apply to pur-chases of Class B shares when you and members of your family own Class A, Class B or Class C shares in the aggregate of more than $250,000. See "How to Purchase Shares -- Class A Shares -- Reduced Sales Charges" for more information on the ROA and the LOI.

Any applicable CDSC may be waived in the following situations when the Funds have been notified at the time of redemption:

  1. Redemptions of shares acquired from the reinvestment of income distributions and/or capital gains distributions;

  2. Redemptions from the account of a shareholder (including one who owns the shares as joint tenant with his or her spouse) following his or her death or from the account of a trust whose primary income beneficiary has died, provided the redemption is requested within one year of the shareholder's or beneficiary's death;

  3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectency and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);

  4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section
     403(b)(7) of the Code; and

  5. Redemptions in amounts up to 10% annually of the account's then current net asset value.

The Distributor may require documentation prior to waiver of the CDSC, including, without limitation, certification by plan administrators, applicable tax forms, or death certifi-cates. The above CDSC waiver provisions will not apply to Class B shares initially invested in the Money Market Fund as part of the program described on page 34.

In addition, no CDSC will apply to Class B or Class C share accounts owned by affiliates of the Advisor, where the Dis-tributor has not paid an initial commission to a selling dealer.

CLASS C SHARES -- CDSC

Class C shares are subject to a CDSC if they are redeemed in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed. Partial redemption requests will be in-creased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. The Distributor receives the entire amount of any CDSC paid. The CDSC is currently waived as specified under "Waiver or Reduction of the CDSC" above. In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge.

If an investor exchanges Class C shares for Class A shares of the Money Market Fund during the first year after the pur-chase of the Class C shares, any redemption of the Money Mar-ket Fund shares will be subject to a CDSC of 1.00%, regard-less of how long the Money Market Fund shares are held. If the Money Market Fund shares are exchanged back into the Class C shares of any Fund, the holding period of the Class C shares will be aggregated with any holding periods of the Class C shares prior to the exchange, and when such holding periods in Class C shares aggregate more than one year, the investment will no longer be subject to the 1.00% CDSC.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   41
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 CLASS A SHARES PURCHASED IN AMOUNTS OVER $1,000,000 -- CDSC

                 In the case of a purchase of Class A shares with no front-end sales charge because the sale is in an amount of $1,000,000 or more, if the shares purchased are redeemed within one year of the purchase, a CDSC will be imposed in the amount of 1.00%. If the shares are redeemed during the second year af-ter the purchase, a CDSC of 0.50% will be imposed. After the second year, no CDSC will apply. As with the CDSC payable on redemptions of Class B shares, the CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. Partial redemption requests will be in-creased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. The Distributor receives the entire amount of any CDSC paid. The CDSC is currently waived as specified under "Waiver or Reduction of the CDSC" above. In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge.

                 OTHER INFORMATION ON REDEEMING SHARES

                 Normally, Sentinel Service will mail you payment for such shares within seven days after it receives all documents re-quired to process the redemption. Exceptions to this policy include any period in which the right of redemption is sus-pended or date of payment is postponed because the NYSE is closed, trading on such Exchange is restricted, or the Secu-rities and Exchange Commission (the "Commission") deems an emergency to exist.

                 Additional documentation may be required to redeem shares that are registered in the name of a corporation, trust, com-pany retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the pro-ceeds of redemptions where shares to be redeemed have been purchased by check within 15 calendar days prior to the date the redemption request is received. The Funds will not with-hold redemption proceeds if they (or Sentinel Service) have been advised and have confirmed that such check has been cleared for payment.

                 If you write a check to redeem Class A shares (see "Share-holder Services -- Check Writing Privileges" below) in the High Yield, Government Securities, Bond, New York, Pennsylva-nia, Tax-Free Income, Short Maturity Government or Money Mar-ket Funds, Sentinel Service normally will not honor the re-demption check if those shares have been purchased less than 15 calendar days prior to the date the redemption request is presented to Sentinel Service.

                 Distributions from retirement plans may be subject to with-holding by the Internal Revenue Service ("IRS") under the Code.

                 Due to the expense of maintaining accounts with small bal-ances, the Funds reserve the right to liquidate and to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

                 401(k), pension and profit-sharing plans which elect to have individually registered accounts for the benefit of plan par-ticipants will be assessed an annual service fee for each participant account. The fee will be deducted automatically from each participant account in June of each year unless prepaid.

                 The fee assessed will vary based upon the average account value of all participant accounts within the plan, and will be as set forth below:

                                                           FEE PER PARTICIPATING
            AVERAGE ACCOUNT VALUE                                 ACCOUNT
            ---------------------                          ---------------------
            $0 - $1000....................................        $20.00
            $1000 - $2999.................................        $10.00
            $3000 and over................................        No fee

                 DEALER WIRE REDEMPTION ORDERS

                 For the convenience of shareholders, the Distributor, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the re-purchase of shares based on net asset value, less any appli-cable CDSC. (The net asset value may be more or less than your initial cost. It is computed as described below on days on which the NYSE is open.) Such orders to repurchase shares of the Funds are confirmed on the same basis as orders to purchase. Brokers are not prohibited from charging for their service for such a redemption.

42 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

TELEPHONE REDEMPTION

Unless otherwise specified when opening your account or by      YOU CAN REDEEM
subsequently submitting a Telephone Authorization and Request   BY TELEPHONE
with a proper signature guarantee and supporting documents where applicable, you may redeem up to $1,000,000 from your account each business day.

In such instances, you may request that the proceeds be sent directly to a predesignated commercial bank account. If you have not provided the name of a bank, the proceeds will be sent automatically to the address of record, provided the ad-dress has not been changed within the preceding 30 days.

You must furnish a signature guarantee when making any change in redemption instructions. To redeem shares by telephone, please call Sentinel Service.

If proceeds are wired to your bank, a fee normally not greater than $25 will be deducted from the proceeds. Neither the Funds, the Advisor nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed pro-cedures reasonably designed to prevent such losses taking into account the cost of such procedures and the potential risk of loss. In processing telephone exchange or redemption requests, the Funds will determine that reasonable procedures are employed to confirm that such telephone instructions are genuine, and if such procedures are not employed, the Funds may be liable for any resulting losses. Such procedures in-clude receiving all calls for telephone redemptions and ex-changes on a recorded telephone line, and screening callers through a series of questions regarding specific account in-formation.

No fees are charged for telephone redemptions; however, serv-   NO FEES FOR
ice fees described above may apply, and the CDSC described      TELEPHONE
above under "How to Redeem Shares" may apply.                   REDEMPTIONS

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   43
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 TAX-DEFERRED RETIREMENT PLANS

  THE FUNDS CAN  The federal tax laws provide for a variety of retirement
     BE USED IN plans offering tax benefits. Fund shares may be purchased by MANY TYPES OF all types of tax-deferred retirement plans, including Keogh
          PLANS Plans, IRAs, Roth IRA's, Education IRAs, SIMPLE IRAs, Simpli-fied Employee Pension Plans, Section 403(b) Plans, Section 457 Plans, and other corporate pension and profit-sharing plans.

                 American Guaranty & Trust Company, a Delaware trust company and an affiliate of the Advisor, will act as a custodian for IRAs, SIMPLE IRAs, and 403(b) plans, if desired, and will charge an annual fee of $15 per individual (individuals with more than one account will be charged only one fee). This fee will be deducted automatically from the account in November of each year unless prepaid (in the case of more than one ac-count owned by the same person, the fee will be deducted from the largest account). Sentinel Service will act as agent for the custodian and will receive from the custodian $12 of the above annual fee per participant. A fee of $15 is charged for each account when closing; however, a fee of $25 per transac-tion is assessed for transferring assets. Consult your tax advisor for details regarding deductibility of contributions to IRAs other than Roth IRA's.

                 The Funds intend to enter into agreements with third parties who will provide administrative services to section 403(b) plans, which are qualified retirement savings plans for em-ployees of governmental and charitable institutions. The Funds may assess an annual fee in an amount of up to $100 to accounts in 403(b) plans which have elected to obtain admin-istrative services from third party administrators pursuant to the agreements between such administrators and the Funds. Such third party administrators may include both affiliates of the Advisor and nonaffiliates.

                 ..............................................................
                 DETERMINATION OF NET ASSET VALUE

  HOW THE VALUE Net asset value for each Fund is calculated once each busi-OF FUND SHARES ness day at 4:00 p.m., Eastern Time, and becomes effective
  IS DETERMINED  immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. Securities that comprise the Funds are valued as shown below:

                 . Equity securities are valued at the latest transaction
                   prices on the principal stock exchanges on which they are traded.

                 . Unlisted and listed securities for which there were no
                   sales during the day are valued at the mean between the latest available bid and asked prices.

                 . Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.

                 . Financial futures are valued at the settlement price estab-
                   lished each day by the board of trade or exchange on which they are traded.

                 . Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event cur-rent prices provided by market makers are used.

                 The Money Market Fund's assets are valued on the basis of am-ortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant am-ortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument.

                 The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the account maintenance and distribution fees applicable with respect to Class B and Class C shares. It is expected, howev-er, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

44 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund pays dividends substantially equivalent to its net    WHEN THE FUNDS
investment income in accordance with the following schedule:    PAY DIVIDENDS

FUND                                           DIVIDENDS PAID
----                                           --------------
Growth Fund...................................    Annually
Small Company Fund............................    Annually
World Fund....................................    Annually
Common Stock Fund.............................   Quarterly
Balanced Fund.................................   Quarterly
High Yield Fund...............................     Monthly
Bond Fund.....................................     Monthly
Government Securities Fund....................     Monthly
Short Maturity Government Fund................     Monthly
Tax-Free Income Fund..........................     Monthly
New York Fund.................................     Monthly
Pennsylvania Fund.............................     Monthly

The Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of busi-ness the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securi-ties in the portfolio or expenses exceed the Fund's income.

Distributions of any net realized gains for a fiscal year are paid in December, following the November 30th fiscal year-end. Income dividends and capital gains distributions will be reinvested automatically in Fund shares at net asset value at the close of business on the designated record date, unless you elect otherwise (see "Shareholder Services -- Distribu-tion Options" below). You may also elect to have dividends sent directly to your bank account through electronic funds transfer. Any dividend or distribution of less than $10.00 must be reinvested.

If you elect to receive dividends and/or capital gain distri-butions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your dis-tribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ALLOCATION OF INCOME, GAINS, LOSSES AND EXPENSES. Allocation of income, gains and losses of each Fund shall be allocated pro rata according to the net assets of each class of shares of such Fund.

Allocation of expenses not allocated to a specific class of shares of a Fund (except for the Money Market Fund) shall be allocated according to the net assets or number of share-holder accounts, each on a pro rata basis, of each class of shares. Allocations in the case of the Money Market Fund, ex-cept for class specific expenses, shall be made (i) to each share without regard to class, provided that the Fund has re-ceived undertakings from the Advisor or any other provider of services to the Fund, agreeing to waive or reimburse the Fund for payments to such service provider by one or more classes, as allocated as described above, to the extent necessary to assure that all classes of the Funds maintain the same net asset value per share, or (ii) on the basis of relative net asset value.

 ..............................................................
TAXES

GENERAL. Each Fund intends to continue to qualify, and the      HOW INCOME AND
High Yield Fund intends to elect and to qualify, for the spe-   GAINS ARE
cial tax treatment afforded regulated investment companies      TAXED
under the Code. Qualifying Funds (but not their shareholders) are free from federal income tax on net ordinary income and net realized capital gains distributed to shareholders. The
Funds intend to distribute substantially all of this income and gain.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   45
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 Unless your shares are held in a tax-deferred retirement plan, or in the New York, Pennsylvania or Tax-Free Income Funds, which are discussed below, you are subject to ordinary income tax for federal income tax purposes on dividends from investment income and distributions made from an excess of net short-term capital gains over net long-term capital losses (together referred to as "ordinary income dividends"). Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options and futures) ("capital gain dividends") are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time you have owned your shares. Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its share-holders with a written notice designating the amounts of any exempt-interest dividends, if applicable, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset). Dividends generally are taxable to shareholders even though they are reinvested in additional shares (unless they are designated as exempt-interest divi-dends).

                 Any loss incurred on the sale or exchange of shares of a Fund held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any capital gain dividends received with respect to such shares. For the New York, Pennsylvania and Tax-Free Income Funds, such loss will be disallowed to the extent of any "ex-empt-interest dividends" paid, as defined in section 852(b)(5) of the Code, with any additional loss not disal-lowed under this rule treated as long-term capital loss to the extent of capital gain dividends received.

                 No gain or loss will be recognized by Class B shareholders for federal income tax purposes on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such share-holder's basis in the Class B shares converted, and the hold-ing period of the acquired Class A shares will include the holding period for the converted Class B shares. Shareholders should consult their tax advisors regarding the state and lo-cal tax consequences of exchanging or converting classes of shares.

                 If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent of the sales charge the shareholder would have owed in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

                 A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other shares of the same Fund are acquired (whether through the au-tomatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

                 A portion of a Fund's ordinary income dividends may be eligi-ble for the dividends received deduction allowed to corpora-tions under the Code, if certain requirements are met. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for federal income tax purposes as if it were paid by the Fund and received by its shareholders on December 31st of the year in which the dividend was de-clared.

                 Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption pay-ments ("backup withholding"). Generally, shareholders subject to backup withholding include the following:

                    . Those for whom no certified taxpayer identification num-ber is on file with Sentinel Service,

                    . Those who have furnished Sentinel Service with an incor-rect certified taxpayer identification number, and

                    . Those identified by the IRS.

46 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

When establishing an account, you must certify, under penalty of perjury, that your taxpayer identification number is cor-rect and that you are not otherwise subject to back-up with-holding.

Ordinary income dividends paid to nonresident alien share-holders or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a re-duced rate of withholding or a withholding exemption is pro-vided under applicable treaty law. If you are a nonresident alien shareholder, consult your tax advisor concerning the applicability of the United States withholding tax.

By law, interest income from obligations of the U.S. Treasury is exempt from state and local taxes. Many states with income taxes permit this exemption to be passed through to dividends of regulated investment companies that invest in such securi-ties. Therefore, many shareholders can expect to receive Money Market Fund dividends and a significant portion of Gov-ernment Securities Fund and Short Maturity Government Fund dividends free of state and local taxes. If you live in a state that imposes income taxes, consult with your tax advi-sor to determine whether all or part of the dividends from the Money Market Fund, the Government Securities Fund or the Short Maturity Government Fund are exempt from state and lo-cal taxation. In any case, such income will not be exempt from federal income tax. Furthermore, capital gains, if any, realized by such Funds will not be exempt from federal taxes or, generally, from state and local taxes.

Dividends and/or interest received by the World Fund and to a lesser extent, the Bond Fund and to a much smaller degree, the Balanced Fund and the Common Stock Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain re-tirement accounts cannot claim foreign tax credits on invest-ments in foreign securities held in the World Fund. In addi-tion, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the World Fund's total assets at the close of its taxable year consists of securities of for-eign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of such fund will be required to in-clude their proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their federal taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the share-holder and the RIC. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No de-ductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a for-eign corporation may be subject to United States withholding tax on the income resulting from the World Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such sharehold-er. The World Fund will report annually to its shareholders the amount per share of such withholding taxes and other in-formation needed to claim the foreign tax credit.

Under Code Section 988, gains or losses of the World Fund from certain debt instruments, from certain forward con-tracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the World Fund's investment company taxable income available to be distributed to shareholders as ordinary in-come. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the World Fund would not be able to make any ordinary income div-idend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each sharehold-er's fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's fund shares and resulting

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   47
                                                                      Prospectus

 ...............................................................................

                 in a capital gain for any shareholder who received a distri-bution greater than the shareholder's tax basis in fund shares (assuming the shares were held as a capital asset).

                 The foregoing description relates only to federal income tax-es. You should consult with your tax advisor as to the avail-ability of any exemptions from state or local taxes.

                 NEW YORK, PENNSYLVANIA AND TAX-FREE INCOME FUNDS.

                 Each of the New York, Pennsylvania and Tax-Free Income Funds intends to invest a sufficient portion of its assets in mu-nicipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. Such dividends are excludable from gross income for federal income tax purposes. Exempt-in-terest dividends are included, however, in determining the portion, if any, of an individual's social security benefits and railroad retirement benefits subject to federal income taxes. All or a portion of the New York, Pennsylvania and Tax-Free Income Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

                 Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends.

                 The Code subjects interest received on certain otherwise tax-exempt securities to an AMT. The AMT applies to interest re-ceived on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental enti-ties (e.g. bonds used for commercial or housing purposes). Income received on such bonds is classified as an item of "tax preference" which would subject investors in such bonds, including shareholders of the New York, Pennsylvania and Tax-Free Income Funds, to an AMT. Each of the New York, Pennsyl-vania and Tax-Free Income Funds may purchase private activity bonds and will report to shareholders within 60 days after its taxable year-end on the portion of its dividends declared during the year which is a tax preference item for AMT pur-poses. The Code further provides that corporations are sub-ject to an AMT based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's adjusted current earnings. Because an exempt-interest dividend paid by the New York, Pennsylvania or Tax-Free Income Fund will be included in adjusted current earn-ings, a corporate shareholder may be required to pay AMT on exempt-interest dividends paid by any such Fund. Persons who may be substantial users (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the New York, Pennsylvania or Tax-Free Income Fund should consult their tax advisors be-fore purchasing Fund shares.

                 The Code provides that every person required to file a tax return must include on such return the amount of exempt-in-terest dividends received from the New York, Pennsylvania and Tax-Free Income Funds during the taxable year.

                 The New York Fund intends to invest primarily in New York Ob-ligations. Distributions from the New York Fund which are at-tributable to interest income received from such obligations also will be exempt from New York State and New York City personal income tax. The Pennsylvania Fund, likewise, intends to invest primarily in Pennsylvania Obligations. Distribu-tions from the Pennsylvania Fund which are attributable to interest income received from such obligations also will be exempt from Pennsylvania personal income tax. Distributions from the New York and Pennsylvania Funds which are attribut-able to interest received from qualifying obligations of the U.S. government, its agencies and instrumentalities similarly will be exempt from New York State and New York City or from Pennsylvania personal income tax, respectively. Distributions from these Funds may, however, be subject to taxation at a local level within either New York State (but outside New York City) or Pennsylvania.

                 Exempt-interest dividends paid to a corporate shareholder in the New York Fund will be subject to New York State corpora-tion franchise tax and New York City general corporation tax. To the extent exempt-interest dividends paid to a shareholder of the Pennsylvania Fund are excluded from taxable income for

48 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax. However, it is unclear whether an investment in the Pennsyl-vania Fund by a corporate shareholder will qualify as an ex-empt asset for purposes of apportionment of the Pennsylvania capital stock/foreign franchise tax.

Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia to the ex-tent that such distributions are attributable to interest re-ceived from Pennsylvania Obligations or from qualifying obli-gations of the U.S. Government, its agencies and instrumentalities, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property tax to the extent Penn-sylvania Fund assets are comprised of Pennsylvania Obliga-tions and qualifying obligations of the U.S. government, its agencies and instrumentalities on the annual assessment date.

If the New York and Pennsylvania Funds invest in obligations and allowable investments other than New York Obligations and Pennsylvania Obligations, respectively, a portion of the in-come distributed to shareholders may be subject to state and local taxes, and possibly federal income tax. Shareholders of the New York and Pennsylvania Funds who are subject to taxa-tion by states other than New York or Pennsylvania will real-ize a lower after-tax return than New York or Pennsylvania shareholders, respectively, since the dividends distributed by the New York and Pennsylvania Funds generally will not be exempt, to any significant degree, from income taxation by such other states. The New York and Pennsylvania Funds will inform shareholders annually as to the portion of such Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New York or Pennsylvania personal income taxes.

Consult with your tax advisor regarding specific questions      CONSULT WITH
about federal, foreign, state or local taxes. Foreign invest-   YOUR TAX
ors should consider applicable foreign taxes in their evalua-   ADVISOR ABOUT
tion of an investment in the Funds.                             TAX
                                                                IMPLICATIONS
                                                                OF CERTAIN
                                                                DISTRIBUTIONS

The foregoing is a general and abbreviated summary of the ap-plicable provisions of the Code and U.S. Treasury regula-tions, and relevant state and local tax laws presently in ef-fect. For the complete provisions, refer to the pertinent Code sections and the U.S. Treasury regulations promulgated thereunder, and relevant state and local tax laws. The Code and U.S. Treasury Regulations, and relevant state and local tax laws are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.

 ..............................................................
SHAREHOLDER SERVICES

When you establish a new account, all dividends and any capi-   MANY
tal gains distributions are reinvested at net asset value and   CONVENIENT
without charge to purchase additional shares, unless you        SHAREHOLDER
elect another option. Many other features are available to      SERVICES ARE
you, as described below. Minimum account values apply for       AVAILABLE
some.

DISTRIBUTION OPTIONS: Several options for receiving dividends and capital gains distributions are available, including the ability to reinvest dividends and distributions from shares of one Fund into shares of the same class in another Fund.

CHECK WRITING PRIVILEGES: Check writing is offered without charge to holders of Class A shares of the High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securi-ties, Short Maturity Government and Money Market Funds.

EXCHANGE PRIVILEGE: Once every 15 days, you may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by pro-viding appropriate instructions in writing to Sentinel Serv-ice. Because Class B shares in the Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Gov-ernment Funds are not currently offered, holders of Class B shares in the other Funds may not exchange into these Funds. Similarly, because Class C shares of the Growth, Small Compa-ny, Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not cur-rently offered, holders of Class C shares of the other

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   49
                                                                      Prospectus

 ...............................................................................

                 Funds may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the Money Market Fund. If the Class C shares which were exchanged were held for less than one year in the Class C Fund, a 1.00% CDSC will normally apply if the Money Market Fund shares are redeemed. Such Money Market Fund shares may be exchanged back into Class C shares at any time. Funds are only available for exchange for residents of states in which such Funds are registered. In the case of purchases of less than $1 million of the Short Maturity Government Fund, however, shares purchased (other than by exchange from another Fund other than the Money Mar-ket Fund) must remain in the account for 90 days before they are eligible for the exchange privilege. Also, where Class A shares in the Money Market Fund, which were not acquired in exchange for Class A shares of another Fund, are exchanged for Class A shares of another Fund, you will be required to pay a sales charge equal to what the sales charge would have been for an initial purchase of the shares into which Money Market Fund shares are being exchanged. In determining the holding period for Class B or Class C shares, the holding pe-riod for shares which have been exchanged into the then cur-rently held shares will be included, except that the time that an investment is in the Money Market Fund will not count toward the time necessary to reduce or eliminate any applica-ble CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by ex-change.

                 New purchases must remain in an account for 15 days before they can be exchanged to another Fund. All shareholders auto-matically receive the privilege to make exchanges over the telephone by calling Sentinel Service. See "How to Redeem Shares -- Telephone Redemption" above for a statement of the Funds' liability disclaimer policy for unauthorized telephone instructions. Although the Funds and Sentinel Service will attempt in good faith to provide adequate telephone exchange service at all times, telephone exchanges may be difficult to implement in times of drastic economic change. In the event you cannot contact Sentinel Service by telephone, you may ef-fect an exchange by sending a written request to Sentinel Ad-ministrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499. Please be certain to specify which account op-tions are desired on any newly established account. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission (the current rules of the Commission require 60 days advance notice to shareholders prior to the modifica-tion or termination of the exchange privilege).

                 SYSTEMATIC EXCHANGE: This feature enables you to sell a spec-ified number or dollar-value of shares in one of the Funds periodically and use the proceeds to purchase the same class of shares in another Fund.

                 TRANFERS: When you need to change ownership of or the name on an account, a Sentinel Service representative will provide you with the necessary assistance.

                 SYSTEMATIC WITHDRAWAL PLAN: If you want to have regular with-drawals from your account, this feature will enable you to have shares sold regularly with the proceeds directed as you elect. Each withdrawal constitutes a taxable event. You must reinvest dividends and capital gains distributions to use a systematic withdrawal plan. No interest will accrue on amounts represented by uncashed checks sent pursuant to a systematic withdrawal plan.

                 REINSTATEMENT PRIVILEGE: If you redeem shares or receive div-idends or capital gains distributions in cash and subse-quently want to reinvest your proceeds, you may do so within 365 days at net asset value, without paying any additional sales charge.

                 To learn more about these services or to find out how to add any of them to your account, please refer to the Shareholder Services Guide and/or the Statement of Additional Informa-tion.

                 ..............................................................
                 PERFORMANCE DATA

                 Periodically, the Funds include average annual total return in advertisements or in information distributed to existing and prospective shareholders.

50 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

Average annual total return quotations are calculated by de-    HOW THE FUNDS
termining the average annual compounded rates of return         COMPUTE TOTAL
(based on net investment income and any capital gains or        RETURN
losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period.

Included in the calculation are all applicable recurring and nonrecurring expenses, and it is assumed that all dividends and distributions are reinvested.

To better illustrate the performance of money already in-vested in the Funds, the Funds may also periodically adver-tise total return for specified periods without subtracting sales charges.

Periodically, the Bond, New York, Pennsylvania, Tax-Free In-    HOW THE FUNDS
come, Government Securities, Short Maturity Government and      COMPUTE YIELD
Money Market Funds may also quote yields in advertisements.
Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the av-erage daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. (The amount of in-come generated during the 30-day period is assumed to be earned, reinvested at a constant rate at the end of such pe-riod and compounded semi-annually.)

The Funds listed above may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields.

The Small Company, Growth, Common Stock and Balanced Funds may compare their performance to the following indices:

  . Dow Jones Industrial Average

  . The Standard & Poor's 500 Stock Index

  . The Russell 2000 Index

The World Fund may compare its performance to the "EAFE" (Eu-rope, Australia, Far East) Index.

The High Yield Fund may compare its performance to the Chase
Manhattan Bank Index.

The Bond, New York, Pennsylvania, Tax-Free Income, Government
Securities, Short Maturity Government, and Money Market Funds may compare their performance to the following indices:

  . Lehman Aggregate Bond Index

  . Municipal Bond Index

  . Government Bond Index

  . Donoghue's Money Fund Report

In addition, the New York, Pennsylvania and Tax-Free Income
Funds may quote tax-equivalent yields in advertisements.

To determine the tax-equivalent yield of the Tax-Free Income    HOW THE FUNDS
Fund, divide the tax-exempt part of the Fund's yield by an      COMPUTE TAX-
amount which is one minus a stated tax rate, and add the re-    EQUIVALENT
sult to that part, if any, of the Fund's yield that is tax-     YIELD
able.

To determine the tax-equivalent yields of the New York or Pennsylvania Funds, the yield as calculated above is in-creased by the amount necessary to reflect the payment of federal and either New York State and City or Pennsylvania state taxes, as applicable, at a stated tax rate.

Note: The tax-equivalent yields for the New York, Pennsylva-nia and Tax-Free Income Funds will always be higher than their yields. (For more information on performance data, please refer to "Total Return, Yield and Tax-Equivalent Yield Information" in the Statement of Additional Information.)

The Funds may also refer to rankings and ratings published by independent tracking services and publications of general in-terest including, but not limited to: Lipper Analytical Serv-ices, Inc.,

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   51
                                                                      Prospectus

 ...............................................................................

                 CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Finan-cial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publi-cations may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

                 ..............................................................
                 ORGANIZATION OF THE FUNDS

     HISTORICAL All of the Funds except the Pennsylvania Fund are series of INFORMATION the Company. The Company was originally incorporated in Dela-
      ABOUT THE  ware as Group Securities, Inc. in 1933. The Company sold its
          FUNDS first shares to the public in January 1934, and became a Maryland corporation in 1973. Effective February 3, 1997, the name of the Sentinel Short-Intermediate Government Fund was changed to Sentinel Short Maturity Government Fund. Previous-ly, it was known as Sentinel Short-Intermediate Government Fund. Effective March 31, 1997, the Sentinel Small Company Fund began doing business under its present name. Previously, it was known as Sentinel Emerging Growth Fund.

                 The Company's stock is fully paid and non-assessable. Each share of the Company entitles its shareholders to one vote for each dollar of net asset value per share for all purpos-es.

                 In the case of dissolution or other liquidation of the Compa-ny, shareholders are entitled to receive (ratably per share) the net assets of each Fund in which they are invested, with any general assets distributed ratably per share, regardless of the Fund. Voting rights are non-cumulative.

                 The Pennsylvania Fund is a separate trust formed under Penn-sylvania law in 1986. Its shares of beneficial interest are fully paid and non-assessable. Each share of beneficial in-terest is entitled to one vote for all purposes. Voting rights are non-cumulative. The Fund became a member of the Sentinel Family of Funds on March 1, 1993, when the Advisor and the Distributor assumed responsibility for the Fund. Pre-viously, the Fund was known as "ProvidentMutual Pennsylvania Tax-Free Trust".

52 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ...............................................................................

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND RATINGS

  Moody's describes its ratings for corporate and municipal bonds as follows:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Rating Requirements: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating sys-tem. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rat-ing category. Note: Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those catego-ries are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

  A Standard & Poor's issue credit rating is a current opinion of the credit-worthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers and other forms of credit enhancement on the obligation.

  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Stan-dard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)  53
                                                                     Prospectus

 ...............................................................................


  The ratings are based, in varying degrees, on the following considerations:

    I--Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

    II--Nature of and provisions of the obligation; and

    III--Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Standard & Poor's describes its ratings for corporate and municipal debt as follows:

    AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its commitment on the obligation is extremely strong.

    AA--Debt rated AA has differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its commitment on the obligation is very strong.

    A--Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. The obligor's capacity to meet its commitment on the obligation is still strong.

    BBB--Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

    BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

    CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC--The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI--The rating CI is reserved for income bonds on which no interest is being paid.

    D--Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Indicates that continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documen-tation confirming investments and cash flows.

54 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ...............................................................................

    Provisional Ratings--The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into ac-count currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four catego-ries ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, in-surance companies and fiduciaries generally.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)  55
                                                                     Prospectus

 ................................................................................

 THE SENTINEL FUNDS
 National Life Drive
 Montpelier, VT 05604

 INVESTMENT ADVISOR
 Sentinel Advisors Company
 National Life Drive
 Montpelier, VT 05604

 PRINCIPAL UNDERWRITER
 Sentinel Financial Services Company
 National Life Drive
 Montpelier, VT 05604

 COUNSEL
 Brown & Wood LLP
 One World Trade Center
 New York, NY 10048

 INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 1177 Avenue of the Americas
 New York, NY 10036

 FUNDS' CUSTODIAN AND DIVIDEND PAYING AGENT
*Investors Fiduciary Trust Company
 127 West 10th Street
 Kansas City, MO 64105

 TRANSFER AGENT, SHAREHOLDER SERVICING AGENT AND ADMINISTRATOR
 Sentinel Administrative Service Company
*National Life Drive
 Montpelier, VT 05604
 800-282-FUND (3863)
---------
* All mail and correspondence should be sent to Sentinel
  Administrative Service Company, P. O. Box 1499, Montpelier,
  VT 05601-1499

56 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 4, 1998


                              THE SENTINEL FUNDS
                              National Life Drive
                           Montpelier, Vermont 05604
                             (800) 282-FUND (3863)



Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Growth Fund (the "Growth Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel World Fund (the "World Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund")
Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Treasury Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")


Each of SENTINEL GROUP FUNDS, INC. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of twelve separate and distinct funds, eleven of which are diversified (the New York Fund being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The twelve funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated May 4, 1998 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Mutual Life Insurance Company ("Provident Mutual") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
The Funds..................................................................
Investment Objectives and Policies.........................................
Investment Restrictions....................................................
Management of the Funds....................................................
The Investment Advisory Contracts..........................................
The Distribution Contracts.................................................
The Distribution Plans.....................................................
The Fund Services Agreements...............................................
Portfolio Transactions and Brokerage Commissions...........................
Portfolio Turnover.........................................................
Capitalization.............................................................
How To Purchase Shares and Reduce Sales Charges............................
Issuance of Shares at Net Asset Value......................................
How to Redeem Shares.......................................................
Determination of Net Asset Value...........................................
Computation of Maximum Offering and Redemption Prices......................
Dividends and Capital Gains Distributions..................................
Taxes......................................................................
Shareholder Services.......................................................
Total Return, Yield and Tax-Equivalent Yield Information...................
General Information........................................................
Financial Statements.......................................................
Appendix A - Economic Conditions in New York...............................
Appendix B - Economic Conditions in Pennsylvania...........................


                                   THE FUNDS

    Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

    On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

    The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident Mutual.


    On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, World and Treasury Funds. On the same date, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "How to Purchase Shares".

    On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds.

    On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Fund as a new series of the Company.


                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations
----------------------

    Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of (i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or group of industries nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

Considerations Applicable to the Fixed-Income Funds
---------------------------------------------------

    Each of the Bond Fund and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" in the Prospectus for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "High Yield Fund - Risk Factors" on page.

    Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

    As stated in the Prospectus, the High Yield Fund may invest in Rule 144A Securities and corporate loans; however, the High Yield Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. In promulgating Rule 144A under the Securities Act, the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund and the High Yield Fund for the purpose of determining whether Rule 144A Securities and, in the case of the High Yield Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment and the time needed to dispose of the investment. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund and the High Yield Fund and corporate loans by the High Yield Fund.

    The extent that liquid Rule 144A Securities or corporate loans in which the Bond Fund or the High Yield Fund invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor, under the supervision of the Board of Directors, will consider appropriate measures to enable the Bond Fund and the High Yield Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Considerations Applicable to the Tax-Exempt Funds
-------------------------------------------------

    As described in the Prospectus, the Tax-Free Income Fund, the Pennsylvania Fund and the New York Fund (together, the "Tax-Exempt Funds") may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge their portfolios of municipal bonds against declines in the value of such securities and to hedge against increases in the cost of securities they intend to purchase. To hedge their portfolios, the Tax-Exempt Funds may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Tax-Exempt Funds anticipate that their net asset values will fluctuate. Set forth below is information concerning financial futures transactions.

    Description of Financial Futures Contracts.   A financial futures contract
    -------------------------------------------
is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

    The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price for the futures contract fluctuates and makes the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.
A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the position realizes a loss or a gain. In addition, a nominal commission is paid on each completed sale transaction.

    The Tax-Exempt Funds may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligations bonds. Each bond included in the Municipal Bond Index must be rated "A" or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

    The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a non-profit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

    The Tax-Exempt Funds may purchase and sell financial futures contracts on U.S. Government Securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government Securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Tax-Exempt Funds may purchase and write call and put options on financial futures contracts on U.S. Government Securities in connection with their hedging strategies.

    The Tax-Exempt Funds also may engage in other financial futures contracts transactions, such as financial futures contracts on other municipal bond indices which may become available, if the Advisor should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the municipal bonds in which the Tax-Exempt Funds invest to make such hedging appropriate.

    Futures Strategies.  A Tax-Exempt Fund may sell a financial futures contract
    -------------------
(i.e., assume a short position) in anticipation of a decline in the value of their investments in municipal bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such municipal bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Funds' portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of their investments in municipal bonds. As such values decline, the value of the Funds' positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Funds' municipal bond investments which are being hedged. While the Tax-Exempt Funds will incur commission expenses in selling and closing out financial futures contract positions, commissions on financial futures contract transactions are lower than transaction costs incurred in the purchase and sale of municipal bonds. In addition, the ability to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Funds. Employing futures as a hedge also may permit the Tax-Exempt Funds to assume a defensive posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

    When the Tax-Exempt Funds intend to purchase municipal bonds, they may purchase financial futures contracts as a hedge against any increase in the cost of such municipal bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the municipal bonds and the financial futures contracts, subsequent increases in the cost of municipal bonds should be reflected in the value of the futures held by the Tax-Exempt Funds. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a financial futures contract position may be terminated without a corresponding purchase of portfolio securities.

    Call Options on Financial Futures Contracts.  The Tax-Exempt Funds also may
    --------------------------------------------
purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government Securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or the underlying debt securities. Like the purchase of a financial futures contract, a Tax-Exempt Fund will purchase a call option on a financial futures contract to hedge against a margin advance when it is not fully invested.

    The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Tax-Exempt Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

    Put Options on Financial Futures Contracts.   The purchase of a put option
    -------------------------------------------
on a financial futures contract is analogous to the purchase of a protective put option on a portfolio security. The Tax-Exempt Funds may purchase put options on financial futures contracts to hedge the Funds' portfolios against the risk of rising interest rates.

    The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Tax-Exempt Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal bonds which the Funds intend to purchase.

    The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin.

The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

    Restrictions on Use of Futures Transactions.   Regulations of the CFTC
    --------------------------------------------
applicable to the Tax-Exempt Funds provide that the Tax-Exempt Funds may purchase and sell financial futures contracts and options thereon either (a) for bona fide hedging purposes or (b) for non-hedging purposes, provided that the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of a Tax-Exempt Fund's portfolio assets after taking into account any unrealized profits and losses on such contracts or options. (However, as stated above, the Tax-Exempt Funds intend to engage in futures and options transactions for hedging purposes only.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

    When the Tax-Exempt Funds purchase a financial futures contract or a call option with respect thereto or write a put option on a financial futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed-income securities will be deposited in a segregated account with the Funds' custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of their broker, equals the market value of the financial futures contract, thereby ensuring that the use of such futures is unleveraged.

    Risk Factors in Futures and Options Transactions.  Investment in financial
    -------------------------------------------------
futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Tax-Exempt Funds will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Tax-Exempt Funds may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than that of the financial futures contracts. Conversely, the Tax-Exempt Funds may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

    The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Tax-Exempt Funds. As a result, each Fund's ability to hedge effectively all or a portion of the value of its municipal bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the municipal bonds held by that Fund. The correlation may be affected by disparities in the average maturity, ratings, geographic mix or structure of such Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government Securities and the municipal bonds held by the Tax-Exempt Funds may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the municipal bonds held by the Tax-Exempt Funds may be greater.

    The Tax-Exempt Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a financial futures contract position. In the event of adverse price movements, the Tax-Exempt Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures contract positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in municipal bonds. The Tax-Exempt Funds will enter into a financial futures contract position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such financial futures contracts.

    The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

    The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Tax-Exempt Funds or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

    Because of low initial margin deposits made on the opening of a financial futures contract position, futures transactions involve substantial leverage.
As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Tax-Exempt Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities that the Funds intend to acquire.

    The amount of risk the Tax-Exempt Funds assume when they purchase an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying financial futures contract will not be fully reflected in the value of the option purchased.

    Municipal Bond Index financial futures contracts only recently have been approved for trading and therefore have little trading history. It is possible that trading in such financial futures contracts will be less liquid than trading in other futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

    Tax-Exempt Obligations.   The Tax-Exempt Funds may invest in municipal
    -----------------------
obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which could subject holders of certain private activity bonds to an alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

    Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

    The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania Obligations (as defined in the Prospectus), and the New York Fund will attempt to invest 100% of its assets in New York Obligations (as defined in the Prospectus). As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania Obligations or New York Obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A to the Prospectus.

    During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York Obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York) or is exempt only from Pennsylvania or New York personal income taxes (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

    Variable or Floating Rate Notes.   The Tax-Exempt Funds may invest in
    --------------------------------
variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

    Municipal Bond Insurance.   Certain of the municipal obligations held in the
    -------------------------
portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

    A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

    A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

    A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

    Other Matters Specific to the New York Fund.  The New York Fund is a non-
    -------------------------------------------
diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

    Because the New York Fund invests at least 80% of its assets in New York Obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. See Appendix A - "Economic Conditions in New York" for additional information regarding these factors.

    Other Matters Specific to the Pennsylvania Fund.   The Pennsylvania Fund is
    -----------------------------------------------
registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

    Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania Obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania ("Pennsylvania"). See Appendix B - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

    The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

    In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the World Fund
-------------------------------------------

    Foreign Currency Transactions.   The value of the assets of the World Fund
    ------------------------------
as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

    The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

    The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

    Second, when the Advisor or the World Fund Sub-advisor (as defined in the Prospectus) believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

    The Fund will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.

Foreign Securities for Funds other than the World Fund
------------------------------------------------------

    Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities. At November 30, 1997, the Common Stock Fund had 3.8%, the Balanced Fund had 6.7%, the Bond Fund had 17.4%, and the High Yield Fund had 9.3% of its net assets invested in foreign securities; the Small Company, Growth, Tax-Free Income, Pennsylvania, New York, Treasury, Government Securities and Short Maturity Government Funds had no such investments as of that date.

                            INVESTMENT RESTRICTIONS

    The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

    The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

    It is also a fundamental policy of the Company that it may not borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, or the Advisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock.
None of its Funds may deal in options, commodities or commodities contracts except to the extent the Tax-Exempt Funds may enter into futures transactions and related options for hedging purposes as described above. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds will invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

    The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

    The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act of 1933. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, and may not invest in securities which are not readily marketable. The Company may not make short sales of securities.

    Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

    Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. Those presently in effect provide that under circumstances that the directors with the advice of independent investment counsel determine to be extraordinary, assets of all Funds may be invested entirely or in part in U.S. Government Securities or an agency thereof, or held as cash deposits in a bank or trust company having resources of not less than $2,000,000. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

    The Pennsylvania Fund.  The following investment limitations are applicable
    ---------------------
to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

    The Pennsylvania Fund may not:

    1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

    2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

    3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

    4.  Purchase securities of companies for the purpose of exercising control.

    5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

    7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

    8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

    9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

    The above investment limitations are considered at the time that portfolio securities are purchased.

    If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

    In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                            MANAGEMENT OF THE FUNDS

    Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, which consist of the same thirteen individuals and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of the World Fund Sub-advisor with respect to the World Fund. See the "The Investment Advisory Contracts", below. Set forth below is information regarding the directors/trustees and officers of the Company and the Pennsylvania Fund, their ages and their principal occupations during the past five years. As of March 1, 1998, the Company's and the Pennsylvania Fund's directors/trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially 35,872,227.154 shares amounting to 17% of the outstanding shares of the Company (11% of the voting power) which included 3,207,776.170 shares of the Common Stock Fund amounting to 8% of such Fund, 2,082,059.33 shares of the Balanced Fund amounting to 12% of such Fund, 1,239,232.861 shares of the Growth Fund amounting to 19% of such Fund, 1,232,485.549 shares of the Small Company Fund amounting to 6% of such Fund, 1,674,467.185 shares of the World Fund amounting to 27% of such Fund, 2,437,305.500 shares of the High Yield Fund amounting to 47% of such Fund, 3,876,952.797 shares of the Bond Fund amounting to 25% of such Fund, 772,560.707 shares of the Government Securities Fund amounting to 11% of such Fund, 272,206.454 shares of Short Maturity Fund amounting to 5% of such Fund, 18,530,242.980 shares of the Treasury Fund amounting to 22% of such Fund, 542,908,748 shares of the Tax-Free Income Fund amounting to 8% of such Fund, and 4,029.170 shares of the New York Fund amounting to 1.0% of such Fund. National Life and its affiliates also owned 58,950.089 shares of the Pennsylvania Fund amounting to 2% of the outstanding shares on such date.


PATRICK E. WELCH * - CHAIRMAN AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, VT 05604
Age 51
National Life - Chairman and Chief Executive Officer, 1997 to present; GNA Corporation (Insurance) - Chairman of the Board, Chief Executive Officer and President of GNA Corporation - 1992 to 1996; LSW National Holdings, Inc. - Chairman and Director; National Financial Services, Inc. - President and Director; Administrative Services - Director - 1997 to present, National Life Investment Management Company, Inc., - Director - 1997 to present; Equity Services, Inc. -Director - 1997 to present; Sentinel Administrative Service Corporation -Director - 1997 to present; and Sentinel Advisors Co. - Board of Directors-Director - 1997 to present.


JOSEPH M. ROB - PRESIDENT AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604
Age 55
Sentinel Management Company - Chief Executive Officer, 1993 to present; Sentinel Financial Services Company - Chief Executive Officer, 1993 to present; Sentinel Administrative Services Company - Chief Executive Officer, 1993 to present; ESI
- Chairman, Chief Executive Officer, and Director, 1985 to present, President, 1986 to present; Sentinel Administrative Service Corporation - Chairman of the Board, 1988 to 1993; Sentinel Cash Management Fund, Inc. - President, 1990 to 1993, Vice President, 1985 to 1990; American Guaranty & Trust Company - Director, 1997 to present; LSW National Holdings, Inc. - Director, 1996 to present; Life Insurance Company of the Southwest - Director, 1996 to present.

RICHARD J. BORDA - DIRECTOR/TRUSTEE
P. O. Box 6091
Carmel, California 93923
Age 66
National Life - Former Vice Chairman of the Board, 1985 to 1990, Director, 1975 to 1991; Sentinel Cash Management Fund, Inc. - Chairman, 1987 to 1990, President
1985 to 1987, Director, 1985 to 1993;    National Life Investment Management
Company, Inc. - Chairman, 1986 to 1990, President, 1985 to 1986, Director, 1985 to 1990; Sentinel Advisors, Inc. - Chairman, Chief Executive Officer, 1985 to 1986, Director, 1985 to 1987, 1988 to 1990; ESI - Director, 1985 to 1987, 1988
to 1990; The Monterey Institute for International Studies - Vice Chairman, Director and Trustee, 1991 to present; Air Force Aid Society - President, 1980 to 1995.

DR. KALMAN J. COHEN - DIRECTOR/TRUSTEE
2312 Honeysuckle Court
Chapel Hill, North Carolina 27514-1711
Age 67
Distinguished Bank Research Professor Emeritus, The Fuqua School of Business, Duke University, 1993 to present; Distinguished Bank Research Professor, 1974 to 1993; USLIFE Income Fund, Inc. - Director, 1973 to present; Sentinel Cash Management Fund, Inc. - Director, 1981 to 1993.

RICHARD D. FARMAN - DIRECTOR/TRUSTEE
555 West Fifth Street, 29th Floor
Los Angeles, California 90013-1011
Age 62
President, Chief Operating Officer and Director - Pacific Enterprises, 1993 to present; Chairman and Chief Executive Officer- Southern California Gas Company, 1989 to 1993; Chairman- KCET Public Service Television; Director and Executive Committee Member- Los Angeles Area Chamber of Commerce; Director- Union Bank; Past Chairman and Director- American Gas Association; Director- Interstate Natural Gas Association of America.

JOHN D. FEERICK - DIRECTOR/TRUSTEE
140 West 62nd Street
New York, New York  10023
Age 61
Fordham University School of Law - Dean, 1982 to present; Sentinel Cash Management Fund, Inc. - Director, 1984 to 1993; American Home Products Corporation - Director, 1987 to present; The Association of the Bar of the City of New York - President, 1992 to 1994; New York State Commission on Government Integrity - Chairman, 1987 to 1990.

RICHARD I. JOHANNESEN, JR. - DIRECTOR/TRUSTEE
87 Whitney Lane
Stowe, Vermont 05672
Age 63
Retired; Former Vice President and Manager - Bond Market Research Department, Salomon Brothers Inc.

ROBERT B. MATHIAS - DIRECTOR/TRUSTEE
7469 East Pine Avenue
Fresno, California 93727
Age 67
Sports Consultant; formerly Executive Director- National Fitness Foundation; former U.S. Congressman; ProvidentMutual Investment Shares, Inc. - Director, 1990 to 1993; ProvidentMutual Growth Fund, Inc. - Director, 1990 to 1993.

KENISTON P. MERRILL~* - DIRECTOR/TRUSTEE
Brainstorm Farm, P.O. Box 404
Randolph, VT 05060
Age 61
Chairman of the Board of the Company, 1990 to 1997; Chairman of the Board of the Pennsylvania Fund, 1993 to 1997; Sentinel Advisors Company - Chairman and Chief Executive Officer, 1993 to 1997, Sentinel Advisors, Inc. - Chairman and Chief Executive Officer, 1986 to 1993, President and Chief Operating Officer, 1982 to 1986, Director, 1982 to 1997; National Life - Executive Vice President and Chief Investment Officer, 1994 to 1995, Senior Vice President and Chief Investment Officer, 1989 to 1994, Senior Vice President-Investments, 1986 to 1989, Vice President, 1982 to 1986; National Life Investment Management Company, Inc. - Chairman and Chief Executive Officer, 1990 to 1995, President and Chief Executive Officer, 1986 to 1990, Director, 1982 to present; Sentinel Cash Management Fund, Inc. - Chairman and Director, 1990 to 1993, President and Director, 1987 to 1990; American Guaranty & Trust Company - Director, 1993 to 1997.

DEBORAH G. MILLER - DIRECTOR/TRUSTEE
1117 Hamilton Ave.
Palo Alto, CA 94301
Age 48
Digital Equipment Corporation - Vice President-Americas Systems Business Unit, 1995 to present; Miller Van Buren, Inc. - Chief Executive Officer, 1994 to 1995; Silicon Graphics - Vice President, 1991 to 1994; International Business Machines Corporation - General Manager, 1984 to 1987.

JOHN RAISIAN, Ph.D. - DIRECTOR/TRUSTEE
Hoover Institution, Stanford University
Serra and Galvey Streets
Stanford, California  94305-6010
Age 48
Director and Senior Fellow - Hoover Institution, 1991 to present; Director, Stanford Faculty Club, 1994 to present; Member of the Editorial Board, Journal of Labor Research, 1983 to present; Member, American Economic Association, World Affairs Council, Council of Foreign Relations, National Association of Scholars.

SUSAN M. STERNE - DIRECTOR/TRUSTEE
5 Glen Court
Greenwich, Connecticut 06830-4505
Age 52
Economic Analysis Associates, Inc. - President and Chief Economist, 1979 to present; Sentinel Cash Management Fund, Inc. - Director, 1990 to 1993.

ANGELA E. VALLOT - DIRECTOR/TRUSTEE
Director of Stakeholder Relations
Texaco, Inc.
200 Westchester Avenue
White Plains, New York  10650
Age 41
Texaco, Inc. - Director of Stakeholder Relations, 1997 to present; Arent Fox Kintner Plotkin & Kahn - Lawyer, 1990 to 1997; Trustee, District of Columbia Retirement Board; Acting Director of the Office of White House Liaison-Clinton-Gore Transition Team, 1993; Member of the Steering Committee of the NAACP Legal Defense Fund.

JOHN M. GRAB, JR., C.P.A.~ - VICE PRESIDENT
National Life Drive
Montpelier, Vermont 05604
Age 51
Sentinel Management Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Corporation - Senior Vice President and Chief Financial Officer, 1988 to 1993; ESI - Senior Vice President and Chief Financial Officer, 1988 to present; American Institute of Certified Public Accountants; The Vermont Society of Certified Public Accountants.

THOMAS P. MALONE ~ - VICE PRESIDENT & TREASURER
National Life Drive
Montpelier, Vermont 05604
Age 42
Sentinel Administrative Service Company - Vice President, 1997 to present; Assistant Vice President, 1990 to 1997; Sentinel Group Funds, Inc. - Vice President & Treasurer, 1997 to present; Assistant Vice President, 1990 to 1997

D. RUSSELL MORGAN~ - SECRETARY
National Life Drive
Montpelier, Vermont 05604
Age 42
National Life - Counsel, 1994 to present; Associate Counsel, 1990 to 1994, Assistant Counsel, 1986 to 1990, Attorney 1985 to 1986; Sentinel Cash Management Fund, Inc. - Secretary, 1986 to 1993; ESI - Counsel, 1986 to present; Sentinel Advisors, Inc. - Counsel, 1986 to 1993; Sentinel Advisors Company - Sentinel Financial Services Company - Sentinel Administrative Service Company - Counsel, 1993 to present; Life Insurance Company of the Southwest - Director, 1996 to present; LSW National Holdings, Inc. - Secretary, 1996 to present.


*As of March 1, 1998, National Life, with which Mr. Welch and Mr. Rob are affiliated, together with National Life's affiliates, owned of record and beneficially the number of shares of the Funds described on pages 15-16 of this Statement of Additional Information.

~"Interested Persons" (as defined in the 1940 Act).

     The officers and directors/trustees of the Funds who are employees of National Life, Provident Mutual, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. The Company and the Pennsylvania Fund also reimburse directors/trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate remuneration paid by the Funds during the fiscal year ended November 30, 1997 to the officers and directors/trustees of the Funds as a group was $ 304,051.

     The following table sets forth for the fiscal year ended November 30, 1997 compensation paid by the Company and by the Pennsylvania Fund to the Directors/Trustees who are not affiliated with the Advisor:

                                                          Pension or       Total
                                           Aggregate      Retirement    Compensation
                                          Compensation     Benefits      from Fund
Name of                     Aggregate         From        Accrued as    and Sentinel
Director/                  Compensation   Pennsylvania   Part of Fund   Pennsylvania
Trustee                    from Company  Tax-Free Trust    Expense     Tax-Free Trust
-------                    ------------  --------------    -------     --------------
Richard J. Borda              $23,500        $3,500          None          $27,000
Kalman J. Cohen               $23,500        $3,500          None          $27,000
Richard D. Farman             $17,500        $2,700          None          $20,200
John D. Feerick               $22,000        $3,300          None          $25,300
Richard I. Johannesen         $23,500        $3,500          None          $27,000
Robert B. Mathias             $22,000        $3,300          None          $25,300
Deborah G. Miller             $22,000        $3,300          None          $25,300
John Raisian                  $20,667        $3,092          None          $23,759
Susan M. Sterne               $23,500        $3,500          None          $27,000
Angela E. Vallot              $22,000        $3,300          None          $25,300


Code of Ethics
--------------

     The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, and the Advisor has adopted a similar Code of Ethics (together, the "Codes of Ethics"). The Codes of Ethics significantly restrict the personal investing activities of all employees of the Advisor.

     The Codes of Ethics require that all employees preclear any personal securities transaction (with limited exceptions, such as mutual funds and government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed transaction. The substantive restrictions include a ban on acquiring any securities in an initial public offering, and a prohibition on profiting from short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold by any mutual fund advised by the Advisor. Furthermore, the Codes of Ethics provide for seven day trading "blackout periods" which prohibit trading by employees of the Advisor in proximity to periods of trading by mutual funds managed by the Advisor in the same (or equivalent) security.



                       THE INVESTMENT ADVISORY CONTRACTS

    The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund: 0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Treasury Fund: 0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. For the fiscal year ended November 30, 1997, such fees aggregated $13,907,812, for the fiscal year ended November 30, 1996, such fees aggregated $11,732,548, and for the fiscal year ended November 30, 1995, such fees aggregated $10,156,497.

    Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule:
0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million.

    As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 1997, November 30, 1996, and November 30, 1995, the Pennsylvania Fund paid advisory fees of $188,819, $189,231, and $182,103, respectively.

    Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Fund's net assets.

    The Company's advisory agreement applicable to all Funds other than the High Yield Fund, which was approved by the Company's shareholders on November 30, 1992, and the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's shareholders on June 20, 1997, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all Funds other than the High Yield Fund, for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

    The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

    Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

    As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with the World Fund Sub-advisor dated March 1, 1997. In accordance with this sub-advisory agreement, the World Fund Sub-advisor provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to the World Fund Sub-advisor a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either the World Fund Sub-advisor or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to February 28, 1997, the World Fund Sub-advisor provided the same services under an identical sub-advisory agreement dated April 1, 1996, and prior to that, Cashman Farrell & Associates was the Sub-advisor under a similar sub-advisory agreement. The fees paid to the World Fund and High Yield Sub-advisors for the fiscal year ended November 30, 1997 were $329,200 and $52,589, respectively; the fees paid to the World Fund Sub-advisor and Cashman Farrell by the Advisor were $166,806 to INVESCO for the period April 1, 1996 to November 30, 1996, and $66,645 to Cashman Farrell for the period December 1, 1995 to March 31, 1996, for a total of $233,451 for the fiscal year ended November 30, 1996; and $165,408 to Cashman Farrell for the fiscal year ended November 30, 1995.

    Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with the High Yield Fund's sub-advisor, Keystone Investment Management Company (the "High Yield Fund Sub-Advisor"). Pursuant to this agreement, the High Yield Fund Sub-Advisor provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to the High Yield Fund Sub-Advisor equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to the High Yield Fund Sub-Advisor will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997. This sub-advisory agreement may also be terminated by either of the Advisor or the High Yield Fund Sub-Advisor or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

                           THE DISTRIBUTION CONTRACTS

    SFSC acts as the principal underwriter of shares of the Funds, and the Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that its receipts from the sale of shares, before expenses and after allowance by it of the dealer concession, were $148,883 , $181,026 and $127,814 for the fiscal years ended November 30, 1997, November 30, 1996 and 1995, respectively. During such periods, ESI received reallowances of $2,352,258, $2,788,185 and $2,332,813, respectively. 1717 Capital Management
Company received reallowances of $219,348, $521,911 and $799,854, respectively. For the fiscal years ended November 30, 1997 and November 30, 1996, Janney Montgomery Scott received reallowances of $240,026 and $442,399, respectively, and Hornor Townsend & Kent received reallowances of $599,900 and $582,120, respectively. During the period from March 27, 1995 to November 30, 1995 Janney Montgomery Scott received reallowances of $148,021 and Hornor Townsend & Kent received reallowances of $156,325.

    The distribution contracts of the Company and the Pennsylvania Fund may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

                             THE DISTRIBUTION PLANS

     The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Treasury Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. The Class B shares of the Small Company, World, Common Stock, Balanced, and Bond Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Growth Fund effective January 12, 1998. Finally, effective May 4, 1998, the Class C shares of the Common Stock, Balanced, World and High Yield Funds have adopted a Class C Distribution Plan (all of these plans are collectively hereinafter referred to as the "Plans"). See "Distribution Plans" in the Prospectus.

     The Class A and Class B shares of each Fund (except for the Treasury Fund) paid fees under the Class A Plan in the amounts set forth below for the periods indicated (the Funds did not offer Class C shares of any of the Funds during the periods indicated):

Fund                                                    Total 12b-1 Fees


                                    Year Ended              Year Ended           Year Ended
                                 November 30, 1997       November 30, 1996    November 30, 1995
                              -----------------------  ---------------------  -----------------
                              A Shares       B Shares   A Shares    B Shares
Common Stock                 $4,100,000      $500,000  $3,345,000    $85,382      $2,545,000
Balanced                        913,800       187,785     835,591     31,780         741,076
Growth                          234,750         --        189,755      --            145,000
Small Company                   321,320        46,440     278,965      6,630         281,355
High Yield(1)                     5,175        30,050
World                           244,390        62,680     183,351     10,900         132,778
Bond                            183,535        62,170     204,195     14,799         196,750
Government Securities           161,500         --        199,480      --            210,478
Short Maturity (2)              145,635         --        123,929      --             48,200
Tax-Free Income                 183,560         8,685     207,052      2,765         211,125
New York (3)                     12,965         --         11,005      --              6,666
Pennsylvania                     68,655         --         68,800      --             66,219

(1) Commenced operations on June 23, 1997
(2) Commenced operations on March 24, 1995
(3) Commenced operations on March 27, 1995

    The Plan applicable to the Class B shares of the Small Company, World, Common Stock, Balanced and Bond Funds became effective on April 1, 1996, and was extended to cover the High Yield Fund Class B shares effective June 20, 1997, and the Growth Fund B shares effective January 12, 1998. It is expected that the amounts payable to SFSC under this Class B Plan will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds (except that this amount will be less for the High Yield Fund Class B shares for so long as National Life maintains a significant investment in High Yield Fund Class B shares). SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

    The Plan applicable to the Class C shares of the Common Stock, Balanced, World and High Yield Funds became effective on May 4, 1998. It is expected that the amounts payable to SFSC under this Class C Plan will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

    The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

    The Plans have been approved by the Company Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the directors/trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the directors/trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such directors/trustees be done by the disinterested directors/trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such directors/trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

    The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the disinterested directors/trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

    SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.


                          THE FUND SERVICES AGREEMENTS

    Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through Investors Fiduciary Trust Company ("IFTC"), the computer system of DST Systems, Inc. ("DST") on a remote basis.

    For these services, the Fund Services Agreements provide for the Funds to pay to Sentinel Service fixed fees totalling $926,500 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

    Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 1997, 1996 and 1995 were $3,526,500, $3,526,500 and $3,470,333, respectively.

    Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident Mutual and Penn Mutual are the general partners.

    The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.


                             PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS

     The Funds' policy in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the Bond Fund where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

    In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

    Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients.

    Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

    Although research and market and statistical information from brokers and dealers can be useful to the Funds and to the Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff.


    The Funds obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions, presently in the amount of $26,875 per year. This service is available only for brokerage commissions.

    Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 1997, 1996 and 1995, the Funds paid total brokerage commissions of $1,467,627, $1,156,527 and $1,102,148, respectively. Brokerage commissions paid by each Fund were as follows:



                                       Year Ended
Fund                         11/30/97   11/30/96   11/30/95
----                         --------   --------   --------
Common Stock                 $860,093   $656,739   $650,368
Balanced                      119,380     91,540    109,898
Growth                        222,905    135,426    108,107
Small Company                 128,474    162,972    126,348
World                         136,775    109,850    107,427
High Yield(1)                    ---        ---
Bond                             ---        ---        ---
Government Securities            ---        ---        ---
Short Maturity Gov't (2)         ---        ---        ---


Treasury                          ---        ---        ---
Tax-Free Income                   ---        ---        ---
New York (3)                      ---        ---        N/A
Pennsylvania                      ---        ---        ---

(1)  Commenced operations on June 23, 1997
(2)  Commenced operations on March 24, 1995.
(3)  Commenced operations on March 27, 1995.


    Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, approximately 100% was allocated in 1997, 1996 and 1995 to brokers or dealers whose furnishing of research information was a factor in their selection.


                               PORTFOLIO TURNOVER

    Purchases for the Small Company, Growth, Common Stock, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses. The rates of portfolio turnover for each of the Funds during the fiscal years ended November 30, 1997, 1996 and 1995, were as follows:



                           Year Ended  Year Ended   Year Ended
Fund                         11/30/97    11/30/96     11/30/95
----                         --------    --------     --------
Common Stock                   24          22%          22%
Balanced                       63          83%         110%
Growth                        161          98%          84%
Small Company                  45          60%          79%
World                          21          14%          32%
High Yield(1)                 133          N/A          N/A
Bond                          130         176%         237%
Government Securities         249         614%         367%
Short Maturity Gov't(2)        61         120%          58%
Treasury                      N/A          N/A          N/A
Tax-Free Income                47         112%         112%
New York(3)                    21          48%          32%
Pennsylvania                   28          56%          80%

(1) Commenced operations on June 23, 1997. Portfolio turnover for its first fiscal year is not annualized.
(2)  Commenced operations on March 24, 1995.
(3)  Commenced operations on March 27, 1995.


    In pursuit of the investment objectives of the High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.


                                 CAPITALIZATION

    Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

    The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

    In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

    Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board. As of March 1, 1998, none of the approximately 109,301 shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, whose holdings are set forth on pages 15-16 of this Statement of Additional Information, and except for the following shareholders of the New York Fund: Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303 - 142,283.776 shares amounting to 20% of the class; Ms. Arlene Federico, 39 Fruitledge Road, Brookville, New York 11545-3315 - 66,715.451 shares amounting to 8% of the class; and for the following shareholder of the Short Maturity Fund: Vermont Community Foundation, P.O. Box 30, Middlebury, Vermont 05753-0030 - 303,951.368 shares amounting to 6% of the class.

                             HOW TO PURCHASE SHARES
                                      and
                              REDUCE SALES CHARGES

    Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Common Stock, Balanced, Growth, Small Company, World, High Yield and Bond Funds, is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Common Stock, Balanced, World and High Yield Funds, is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "How to Purchase Shares" in the Prospectus.

    The Group Purchase Program - Clients of a single registered representative
    --------------------------
or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.


                     ISSUANCE OF SHARES AT NET ASSET VALUE

    Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. See "How to Purchase Shares - Class A Shares - Reduced Sales Charges" in the Prospectus.


                              HOW TO REDEEM SHARES

    The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B or Class C shares, or Class A shares of the Treasury Fund received in exchange for Class C shares of another Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time. Equity securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price, provided they are received by the Distributor prior to the close of its business day. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Treasury Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Treasury Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Treasury Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less (more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

    In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Treasury Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Treasury Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Treasury Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Treasury Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Treasury Fund by having each shareholder proportionately contribute shares to the Treasury Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Treasury Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Treasury Fund.

     Since the net income of the Treasury Fund is determined and declared as a dividend immediately prior to each time the asset value of the Treasury Fund is determined, the net asset value per share of the Treasury Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Treasury Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Treasury Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.

             COMPUTATION OF MAXIMUM OFFERING AND REDEMPTION PRICES
                              AT NOVEMBER 30, 1997


Class A Shares:


(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the prospectus.)


-------------------------------------------------------------------------------------------
                         Common                                     Small
                         Stock           Balanced      Growth       Company       World
                         Fund            Fund          Fund         Fund          Fund
Net assets             $1,509,999,349  $314,947,831  $88,184,483  $115,531,634  $89,740,090

Shares outstanding         34,246,432    15,519,009    4,707,977    18,330,365    5,202,345
Net asset value per
  share (redemption
  price)               $        44.09  $      20.29  $     18.73  $       6.30  $     17.25
Maximum offering
  price per share*     $        46.41  $      21.36  $     19.72  $       6.63  $     18.16

-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                       Government      Short Maturity
                        Bond           Securities      Gov't.             Treasury
                        Fund           Fund            Fund               Fund

Net assets             $88,755,649     $75,809,550     $45,044,258        $85,911,496
Shares outstanding      13,944,583       7,513,605       4,587,888         85,911,496
Net asset value per
  share (redemption
  price)               $      6.36     $     10.09  $         9.82        $      1.00
Maximum offering
  price per share*     $      6.63     $     10.51  $         9.92        $      1.00

----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                       Tax-Free
                       Income          New York        Pennsylvania       High Yield
                       Fund            Fund            Fund               Bond Fund

Net assets             $87,935,465     $ 7,704,448     $34,843,650        $11,084,365
Shares outstanding       6,447,780         648,427       2,611,098          1,064,882
Net asset value per
  share (redemption
  price)               $     13.64     $     11.88     $     13.34        $     10.41
Maximum offering
  price per share*     $     14.21     $     12.38     $     13.90        $     10.84

----------------------------------------------------------------------------------------

Class B Shares:
--------------

----------------------------------------------------------------------------------------
                        Common                    Small
                        Stock        Balanced     Company         World        Bond
                        Fund         Fund         Fund            Fund         Fund
Net assets             $77,299,420  $26,592,650  $7,655,895     $10,121,004  $ 8,115,417
Shares outstanding       1,755,409    1,308,557   1,238,948         593,750    1,272,634
Net asset value per
  share (redemption
  price)               $     44.03  $     20.32  $     6.18     $     17.05  $      6.38
Maximum offering
  price per share**    $     44.03  $     20.32  $     6.18     $     17.05  $      6.38

----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------

                                            Treasury           High Yield
                                              Fund              Bond Fund

Net assets                                 $3,433,606          $33,807,521
Shares outstanding                          3,433,606            3,250,551
Net asset value per
  share (redemption
  price)                                   $     1.00          $     10.40
Maximum offering
  price per share**                        $     1.00          $     10.40

-----------------------------------------------------------------------------

*For the Common Stock Fund, Balanced Fund, Growth Fund, Small Company Fund and World Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, Bond Fund, Government Securities
Fund, Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Treasury Fund, the maximum offering price per share is equal to the net asset value per share.


**In the case of Class B shares, the maximum offering price is equal to the net asset value per share.


                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Dividends, as explained in the Prospectus, are paid annually for the Class A, Class B and Class C shares of the World Fund and the Class A and Class B shares of the Small Company and Growth Funds, quarterly for the Class A, Class B and Class C shares of the Balanced and Common Stock Funds, and monthly for the Class A, Class B and Class C shares of the High Yield Fund, the Class A and Class B shares of the Bond Fund, and the Class A shares of the Tax-Free Income, Government Securities, Short Maturity Government, Pennsylvania and New York Funds. Distributions of any net realized gains on sales of investments of any Fund for a fiscal year ordinarily are paid in the month of December immediately following the November 30th fiscal year-end. Dividends for the Treasury Fund are declared daily and paid monthly, as described in the Prospectus.

    Except where the shareholder, in the manner described below, has elected otherwise, any income dividends or capital gains distributions of a Fund will be made in shares of such Fund at the net asset value at the close of business on the designated record date, resulting in the automatic reinvestment of cash dividends and distributions. Such an acquisition of shares involves no sales charge. Unless the shareholder is participating in a Systematic Withdrawal Plan, the shareholder may elect to receive in cash either both income dividends and capital gains distributions or only income dividends or only capital gains. Such election may be made by written notice to Sentinel Service or by phoning Investor Services and will take effect for distributions for which the record date is more than ten days after the receipt by Sentinel Service of such written notice. The election will remain in effect until revoked by similar notice.

                                     TAXES
General
-------

    Each Fund intends to continue to qualify, and the High Yield Fund intends to elect and to qualify, for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class
B and, if applicable, Class C shareholders. Each Fund intends to distribute substantially all of such income.

    As discussed in the Prospectus, the Company consists of twelve separate Funds. Each such Fund is treated as a separate corporation for federal income tax purposes. Each such Fund is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

    Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends"), are taxable to shareholders as ordinary income for federal income tax purposes, except that "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to either federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends, capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above, and the portion of any ordinaty income dividends eligible for the dividends received deduction allowed to corporations under the Code. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

    With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Tax-Exempt Funds, the World Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Treasury Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction among the Class A, Class B and Class C shareholders according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to the Class A, Class B and Class C shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

    If the value of assets held by the Treasury Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

    Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company, or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

    Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

    Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The World Fund and other Funds to the extent applicable will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit, if applicable. For purposes of passing through the foreign tax credit, the World Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

    No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

    If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed the Company for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

    A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that the Funds will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.

    At November 30, 1997, the Bond, Government Securities and Short Maturity Government Funds had capital loss carryforwards for federal income tax purposes of $4,358,193, $5,906,903 and $1,340,125, respectively.

Tax-Exempt Funds
----------------

    The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. For this purpose, each Tax-Exempt Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B and Class C shareholders according to a method (which it believes is consistent with SEC Rule 18f-3, which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to the Class A, Class B and Class C shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.

    All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

    Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

    The Code subjects interest received on certain otherwise tax-exempt securities to an AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. The Tax-Exempt Funds may purchase such private activity bonds, and will report to shareholders within 60 days after the Tax-Exempt Funds' respective taxable year-ends the portion of such Fund's dividends declared during the year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

    The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Tax-Exempt Funds during the taxable year.



Tax Treatment of Options and Futures Transactions
-------------------------------------------------

    The Tax-Exempt Funds may purchase or sell financial futures contracts and call and put options on financial futures contracts. In general, unless an election is available to a fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Tax-Exempt Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Funds solely to reduce the risk of changes in price or interest rates with respect to its investments.

    Code Section 1092, which applies to certain "straddles", may affect the taxation of the Tax-Exempt Funds' sales of securities and transactions in financial futures contracts or options thereon and the World Fund's sales of securities and transactions in forward foreign exchange contracts, discussed below. Under Section 1092, the Tax-Exempt Funds may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in financial futures contracts or options thereon. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.



Foreign Currency Transactions
-----------------------------

    A forward foreign exchange contract held by the World Fund that is a Section 1256 contract will be marked to market, as described under "Tax Treatment of Options and Futures Transactions". However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

    In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the World Fund.

    Under the Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the World Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.


                             SHAREHOLDER SERVICES

     Open Account  An open account is established automatically for each new
     ------------
investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

     The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund and to reject any purchase order.

     Policyowners of National Life, Provident Mutual or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

     Stock certificates will be issued upon written request and without charge.

     Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

     Automated Clearing House ("ACH")  The ACH Network expedites the transfer of
     --------------------------------
monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

     Distribution Options  Shareholders of the Funds may elect to reinvest
     --------------------
automatically their income dividends and any capital gains distributions in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

     Automatic Investment Plan  See the Prospectus for information and an
     -------------------------
application.  The minimum initial investment and subsequent investment is $50.

     Telephone Investment Service  See the Prospectus for information and an
     ----------------------------
application.

     Check Writing Service (Class A shares of the High Yield, Bond, Government
     -------------------------------------------------------------------------
Securities, Short Maturity  Government,  Treasury, Tax-Free Income, New York and
--------------------------------------------------------------------------------
Pennsylvania Funds)  A special feature of the Class A shares of these Funds is
-------------------
the Check Writing privilege available through IFTC. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by IFTC. These checks may be made payable in any amount not less than $500, except for the Treasury Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If a dividend or capital gains distribution is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend or distribution, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

     There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

     Exchange Privilege  This privilege also permits a shareholder whose
     ------------------
financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

     An exchange is a taxable transaction for income tax purposes and any gain or loss realized is recognizable for such purposes.

     Reinstatement Privilege  Shareholders who have redeemed all or part of
     -----------------------
their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested.

     If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.


            TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION

     Each of the Funds (except the Treasury Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total return for each of the Funds for the one, five and ten year periods ended November 30, 1997 were:



                      Average Annual Total Return for the
                      -----------------------------------

                                            One Year Ended         Five Years Ended      Ten Years Ended
                                            November 30, 1997      November 30, 1997     November 30, 1997
                                            -----------------      -----------------     -----------------
Common Stock Fund-A                         20.9%                   16.9%                 16.3%
Common Stock Fund-B                         19.9%(6)

Balanced Fund-A                             15.4%                   12.1%                 12.4%
Balanced Fund-B                             14.6%(6)

Growth Fund-A                               27.3%                   12.8%                 13.5%

Small Company Fund-A                        23.0%                   13.4%(2)               N/A
Small Company Fund-B                        21.6%(6)

World Fund-A                                12.5%                   14.7%(2)               N/A
World Fund-B                                11.5%(6)

High Yield Fund - A                          7.3%(1)                  N/A                  N/A
High Yield fund - B                          7.2%(1)                  N/A                  N/A

Bond Fund-A                                  6.7%                    7.5%                  9.1%
Bond Fund-B                                  5.9%(6)

Gov. Sec. Fund-A                             7.2%                    6.6%                  8.4%

Short Maturity Fund-A                        6.0%                    6.7%(3)               N/A

Tax-Free Income Fund-A                       6.9%                    6.6%                  7.8%(4)

New York Fund-A                              7.7%                    7.7%(5)               N/A

Pennsylvania Fund-A                          6.1%                   5.8%                  7.7%

(1) For the period June 23, 1997 (commencement of operations) through November 30, 1997.

(2) For the period from March 1, 1993 (commencement of operations) through November 30, 1997.

(3) For the period from March 24, 1995 (commencement of operations) through November 30, 1997.

(4) For the period from October 1, 1990, when Sentinel Tax-Free Income Fund commenced operations, through November 30, 1997.

(5) For the period from March 27, 1995 (commencement of operations) through November 30, 1997.

(6) For the period from April 1, 1996 (commencement of operations) through November 30, 1997.

    The above amounts were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Common Stock, Balanced, Growth, Small Company and World Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value.

    Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

    Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.

    On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 and the Shearson Lehman Aggregate Bond Index.

    The High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 1997 were:


                               Class A Shares   Class B Shares
                               ---------------  ---------------
High Yield                     7.54%            7.86%
Bond Fund                      5.76%            5.19%
Tax-Free Income                3.92%             N/A
Pennsylvania                   3.73%             N/A
New York                       4.98%             N/A
Gov.'t Securities              6.07%             N/A
Short Maturity                 5.83%             N/A

The average daily number of shares outstanding during the period that were eligible to receive dividends were:


                         Class A Shares  Class B Shares
                         --------------  --------------
High Yield                1,015,545       3,164,588
Bond Fund                14,007,798       1,255,739
Tax-Free Income           6,466,826             N/A
Pennsylvania              2,601,951             N/A
New York                    641,497             N/A
Gov.'t Securities         7,546,891             N/A
Short Maturity            4,443,086             N/A

Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

    These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 1997 were 7.86%, 6.01%, 4.08%, 3.89%, 5.20%, 6.33% and 5.89%, respectively. In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is described in the Prospectus. As of November 30, 1997, the tax-equivalent yield of the Tax-Free Income Fund was 6.75%, the tax-equivalent yield of the Pennsylvania Fund was 6.64%, and the tax-equivalent yield of the New York Fund was 9.35%. For purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 39.6%.

    The Treasury Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Treasury Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

    The yield quoted should not be considered a representation of the yield of the Treasury Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Treasury Fund and changes in interest rates on such investments, but also on changes in the Treasury Fund's expenses during the period.

    Yield information may be useful in reviewing the performance of the Treasury Fund and for providing a basis for comparison with other investment alternatives. However, the Treasury Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                              GENERAL INFORMATION

    Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by IFTC or in a central depository system in the name of Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 as the Funds' Custodian. IFTC is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

    The independent accountants for the Funds are Price Waterhouse LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.

    Counsel for the Funds is Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.

                             FINANCIAL STATEMENTS

    Audited financial statements for the Company and for the Pennsylvania Fund are incorporated by reference to the Funds' 1997 Annual Report to Shareholders.

                                   APPENDIX A


                        ECONOMIC CONDITIONS IN NEW YORK
                        -------------------------------


     The information set forth below is derived from the official statements prepared in connection with the issuance of New York Municipal Bonds and other sources that are generally available to investors. The following information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other conditions of New York City (the "City") or New York State (the "State" or "New York"). The New York Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.


New York City

     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. After noticeable improvements in the City's economy during the calendar year 1994, economic growth slowed in calendar year 1995. It improved thereafter commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001 with moderate job growth and wage increases.

     For each of the 1981 through 1997 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without additional reductions in City services or entitlement programs or tax or other revenue increases that could adversely affect the City's economic base.

     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.0 billion of general obligation bonds and $7.3 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") to finance City capital projects. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The Transitional Finance Authority is authorized to issue up to $7.5 billion in long term debt. In a challenge to the constitutionality of the Finance Authority Act, the State trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. The decision has been appealed to the New York Court of Appeals. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the Water Authority or the Transitional Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned operating and capital expenditures.

     1998-2001 Financial Plan. On November 25, 1997, the City submitted to the New York State Financial Control Board (the "Control Board") the Financial Plan for the 1998 through 2001 fiscal years, which relates to the City, the Board of Education (the "BOE") and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 10, 1997 (the "June Financial Plan").

     The June Financial Plan identified actions to close a previously projected budget gap for the 1998 fiscal year. The proposed actions in the June Financial Plan for the 1998 fiscal year included (i) agency actions; (ii) the proposed sale of various assets; and (iii) additional State aid, including a proposal that the State accelerate a revenue sharing payment to the City from March 1999. The June Financial Plan also included a proposed discretionary transfer in the 1998 fiscal year of debt service due in the 1999 fiscal year for budget stabilization purposes.

     The 1998-2001 Financial Plan published on November 25, 1997 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1998-2001 Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.7 billion and $2.6 billion for the 1999, 2000 and 2001 fiscal year, respectively. The City has outlined a gap-closing program for these years that assumes additional agency actions, savings from restructuring City government and privatization initiatives, additional revenue initiatives and asset sales, additional State aid, additional entitlement cost containment initiatives and the availability of funds from the General
Reserve.

     The June Financial Plan includes a proposed tax reduction program totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively. The June Financial Plan assumes that portions of these reductions will be offset by State aid.

     Changes since the June Financial Plan include (i) an increase in projected tax revenues; (ii) an increase in sales tax revenues, resulting from the State adopting a smaller sales tax reduction than previously assumed; (iii) a reduction in assumed State aid reflecting the State adopted budget; (iv) a reduction in projected debt service expenditures and reduced pension costs; (v) an increase in expenditures of BOE in the 1998 fiscal year; and (vi) an increase in expenditures in each of the 1998 through 2001 fiscal years, reflecting additional agency spending and costs for the City's proposed drug initiative. The 1998-2001 Financial Plan also includes a proposed discretionary transfer in the 1998 fiscal year of additional debt service due in the 1999 fiscal year for budget stabilization purposes. Subsequently, the City modified its expense budget for the 1998 fiscal year to reflect the changes made in the 1998-2001 Financial Plan and spending not included in the 1998-2001 Financial Plan, primarily for the City's proposed drug initiative. The increased spending was offset by reducing the proposed discretionary transfer in the 1998 fiscal year of debt service due in the 1999 fiscal year.

     The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, employment growth, wage increases for City employees consistent with those assumed in the City Financial Plan, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, collection of projected rent payments for the City's airports, the ability of the City's hospital entities to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements and approval by the Governor and the State Legislature of the extension of certain personal income tax surcharges, that are scheduled to expire in 1998 and 1999.

     The City Financial Plan is also subject to the ability of the City to implement the expenditure reductions and to obtain the savings outlined in the City Financial Plan. In addition, the City may incur expenditures that exceed those projected in the City Financial Plan. There can be no assurance that additional gap-closing measures will not be required to enable the City to achieve a balance budget in a particular fiscal year. Certain identified savings are subject to negotiation with the City's municipal unions. Various other actions proposed for the 1998 through 2001 fiscal years are subject to approval by the Governor and the State Legislature and the proposed reductions in spending for entitlement programs may be subject to legal challenge.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1997-1998 fiscal year or subsequent fiscal years, such developments could result in reductions in anticipated State aid to the City. The State did not adopt its budget for the 1997-1998 fiscal year until August 4, 1997, more than four months after April 1, 1997, the beginning of the fiscal year. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such reductions or delays.

     The City's financial plans have been the subject of extensive public comment and criticism. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the June Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of the Board of Education ("BOE") has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables.

     On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the

1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the June Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1977 calendar year. However, the report noted that the stock market in the last two weeks of October declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market activity, since there is a lag between activity on Wall Street and City tax revenues, if the stock market declines, tax revenue forecasts for subsequent years will have to be revised downward.

     On July 2, 1997, the staff of the Office of the State Deputy Comptroller of New York (the "OSDC") issued a report on the June Financial Plan. For the 1998 fiscal year, the report projected a potential surplus of $190 million. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. On July 15, 1997, the staff of the Control Board issued a report commenting on the June Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the June Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the June Financial Plan period and expenditures which are projected to grow at about the rate of inflation. The principal risks of revenues and cost savings to the City which may not materialize, identified in the report, included (i) potential tax revenue shortfalls based on historical average trends; (ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions; (iii) the proposed sale of certain assets in the 1998 fiscal year which could be delayed; (iv) assumed additional State actions; (v) revenues from the extension of the personal income tax surcharge beyond December 31, 1998, which requires State legislation; and
(vi) the receipt of revenues from the Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account risks identified in the report and the gaps projected in the June Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps of $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis; (iv) the City is deferring recommended capital maintenance; and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE.

     On October 31, 1996 the City's Independent Budget Office (the "IBO") released a report assessing the costs that could be incurred by the City in response to the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). The IBO report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further notes that if economic performance weakened and resulted in an increased number of public assistance cases, potential costs to the City could substantially increase. The report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation, which only will begin to be felt in 2002. In addition, the report noted that, given the State constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on decisions of State and City officials, including the allocation of block grant funds between the State and

New York local governments and the divisions between the State and local governments of welfare costs not funded by the Federal Government, the performance of the local economy and the behavior of thousands of individuals in response to the new system. On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997 modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the June Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled.

     Ratings. As of December 11, 1997, Moody's Investors Service, Inc. ("Moody's") rated the City's outstanding general obligation bonds Baa1, Standard & Poor's, a division of The McGraw-Hill Company, Inc. ("Standard & Poor's") rated such bonds BBB+ and Fitch IBCA, Inc. ("Fitch") rated such Bonds A-. On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. On July 17, 1997, Moody's changed its outlook on City bonds to positive from stable. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     Outstanding Indebtedness. As of September 30, 1997, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.2 and $3.7 billion of outstanding net long-term debt. As of October 8, 1997, the New York City Municipal Water Finance Authority had approximately $8.1 billion of aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $200 million aggregate principal amount of outstanding commercial paper notes.

     Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations, which became effective May 1, 1997. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.

     Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1997, the City estimated its potential future liability on account of all outstanding claims to be approximately $3.5 billion.


New York State

     Current Economic Outlook. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added since early 1992. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.

     The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. On an average annual basis, employment growth in the State, although less than that for the nation, is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. The State's overall employment growth is projected to be 1.4 percent in 1997 and 1.0 percent in 1998 while personal income growth is projected to be 6.1 percent in 1997 and 4.5 percent in 1998.

     The 1997-1998 Financial Plan. The State's current fiscal year commenced on April 1, 1997, and ends on March 31, 1998. The State's budget for the 1997-1998 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted necessary appropriations for state-supported debt service. The State Financial Plan for the 1997-1998 fiscal year was formulated on August 11, 1997, updated on October 30, 1997, and is based on the State's budget as enacted by the Legislature, as well as actual results for the first half of the current fiscal year.

     The 1997-1998 Financial Plan projects General Fund receipts of $35.09 billion, an increase of approximately 6 percent from the previous fiscal year. General Fund disbursements are projected at $34.60 billion, an increase of approximately 5 percent from the previous fiscal year. Tax receipts are projected to grow by approximately 5 percent in fiscal year 1997-1998. The 1997-1998 Financial Plan projects budget balance on a cash basis. The State projects it has closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions include cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance current year spending, control on State agency spending and other actions. Total non-recurring resources included in the 1997-1998 Financial Plan are projected to be 0.7 percent of total General Fund receipts. There can be no assurance that the cost containment and spending reduction programs can be implemented as proposed.

     On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the States's 1998-1999 fiscal year and approximately $3.4 billion for the State's 1999-2000 fiscal year. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-1998 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

     General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-1997. This slow growth is due primarily to continuation of cost containment measures enacted in 1995-1996 and 1996-1997, new reforms included in the 1997-1998 adopted budget and forecasts for slower underlying growth. Other social service spending is forecast to increase by only $115 million to $3.15 billion in 1997-1998. This slow growth stems from continued State efforts to reduce welfare fraud, declining caseloads and changes produced by federal welfare legislation enacted in 1996.

     The 1997-1998 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing and elimination of assessments on medical providers. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-1998 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

     The 1997-1998 Financial Plan projects a budget imbalance of up to $1.68 billion for the 1998-1999 fiscal year. The expected gap is smaller than the three previous budget gaps closed by the State. The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. There can be no assurance, however, that the State's actions will be sufficient to preserve budget balances in the then current or future fiscal years.

     Certain actions taken in the State's 1997-1998 fiscal year, such as Medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-1998 adopted budget and included in the State Financial Plan is expected to benefit the 1998-1999 fiscal year. Sustained growth in the State's economy and continued declines in welfare caseload and health care costs would also produce additional savings in the 1988-1999 Financial Plan. Finally, various Federal actions, including the potential beneficial effect on State tax receipts from changes to the Federal tax treatment of capital gains, could potentially provide significant benefits to the State over the next several years.

     Certain actions taken in the 1997-1998 adopted budget add pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-1998 budget are projected to grow more substantially beyond the 1998-1999 fiscal year with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers and reductions in estate and gift levies, utility gross receipts taxes and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-2002. In addition, the 1997-1998 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-2002. These spending commitments are subject to annual appropriation.

     On August 11, 1997, President Clinton exercised his line item veto powers to cancel a provision in the Federal Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the Federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by Federal legislation in 1987 and 1991. However, the Federal Health Care Financing Administration ("HCFA") regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

     The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A Federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-1998 Financial Plan does not anticipate any provider tax disallowance.

     On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

     The 1997-1998 Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, any of which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1997-1998 and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Owing to these and other factors, the State may fact substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     The 1996-1997 Fiscal Year. The State ended its 1996-1997 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that has been used to finance the 1997-1998 Financial Plan. The surplus results primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. The General Fund closing balance was $433 million. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

     Prior Fiscal Years. The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from the 1994-1995 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-1996 fiscal year, a decrease of 2.2 percent from the 1994-1995 levels. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

     The State ended its 1994-1995 fiscal year with the General Fund in balance. General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from the 1993-1994 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion, an increase of 4.7 percent from the 1993-1994 levels.

     Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.

     Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

     As of March 31, 1997, the total amount of outstanding general obligation debt was approximately $5.028 billion, including $293.6 million in Bond Anticipation Notes. The total amount of moral obligation debt was approximately $4.069 billion, and $22.499 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1996, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $75.4 billion. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default in their respective obligations.

     Ratings. Currently, Moody's, Standard & Poor's and Fitch rate the State's outstanding general obligation bonds "A2," A and A+, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

     Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1997, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $364 million.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-1998 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-1998 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

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


                                  APPENDIX B

                      ECONOMIC CONDITIONS IN PENNSYLVANIA

     The following information is a brief summary of factors affecting the economy of the Commonwealth and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Commonwealth issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

     Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     For the five year period from fiscal 1992 through fiscal 1996, revenues and other sources (determined on a "GAAP" basis) increased by an average annual rate of 4.6%. Intergovernmental revenues increased by an average annual rate of 13.2% due, in part, to an accounting change. Tax revenues during this period increased an average of 2.5% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained growth of tax revenues. The tax reduction measure followed a $2.7 billion tax increase adopted for the 1992 fiscal year.

     Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0%, led by increases of 14.2% for protection of persons and property. A prison expansion program and other correctional program expenses are responsible for the large percentage increase in this area. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6% increase for public health and welfare costs for the five year period.

     The fund balance at June 30, 1996 totaled $635.2 million, a $547.7 million increase from the balance of $87.5 million at June 30, 1992.

     The fiscal 1996 unappropriated surplus (prior to transfer to the Tax Stabilization Reserve Fund) was $183.8 million, $65.5 million above estimate. Expenditures from revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totalled $16,074.7 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.

     Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million (representing a growth rate of .7%). Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated the tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million.

     For GAAP purposes, the fiscal 1996 fund balance was drawn down $53.1 million to $635.2 million. A planned drawdown of the budgetary unappropriated surplus during the fiscal year contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. As a result, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7% for the fiscal year, led by a 24.2% increase in intergovernmental revenues (due mainly to an accounting change). Expenditures and other uses increased by 8.6% for fiscal 1996.


     The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations will be $88.7 million representing the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

     Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4%) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years, and therefor understates the actual underlying rate of growth of tax revenue during fiscal 1997. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings.

     Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7%. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support an additional $79.8 million in fiscal 1997 supplemental appropriation lapses was used to support an additional $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriations for fiscal 1997 totaled $169.3 million.

     The budget for fiscal 1998 was enacted in May 1997. Commonwealth revenues for the fiscal year at that time were estimated to be $17,435.4 million before reserves for tax refunds. That estimate represented an increase over estimated fiscal 1997 Commonwealth revenues of 1.0%. Although fiscal 1997 revenues exceeded the estimate, the adopted fiscal 1998 budget revenue estimate remains unchanged and represents an 0.7% increase over actual fiscal 1997 revenues. Fiscal 1998 estimates for Commonwealth revenues are based on an economic forecast for national economic growth to slow through the remainder of calendar year 1997. A growth rate of just above 1.0% is anticipated to be maintained for the last two quarters of the fiscal year and result in a 1.2% growth rate in real gross domestic product for the second calendar quarter of 1998 over the second quarter of 1997. This anticipated rate of economic growth is a result of anticipated slowing of gains in consumer spending, business investment and residential housing. Inflation is projected to remain modest and the unemployment rate is expected to reach 6.0% by the second calendar quarter of 1998.

     The rate of anticipated growth of Commonwealth revenues is also affected by the enactment of tax reductions and tax revenue dedications effective for the 1998 fiscal year. Excluding these newly enacted changes, revenues are projected to increase by 2.4% during fiscal 1998. Tax reductions enacted for the 1998 fiscal year budget totaled an estimated $170.6 million, including $16.2 million that is reflected in higher projected tax refunds. Major changes to taxes enacted for fiscal 1998 include: (i) the repeal of the sales and use tax on computer services ($79.1 million); (ii) an increase in the amount of income that is exempt from the personal income tax for low-income families ($25.4 million);
(iii) enactment of a research and development tax credit program for business ($15.0 million); (iv) conforming state tax laws to federal laws for subchapter S corporations and limited liability companies ($16.3 million); and various other miscellaneous changes.

     The reserve for tax refunds for fiscal 1998 has been increased by 21.3% to $655.0 million. A portion of the additional reserves reflect tax refund liabilities that are expected to result in cash payments in a subsequent fiscal year.

     Appropriations enacted for fiscal 1998 are 3.7% ($618 million ) above appropriations enacted for fiscal 1997 (including supplemental appropriations). Major funding increases provided by the fiscal 1998 budget include: (i) $166 million of appropriations for elementary and secondary education plus an estimated $51 million in reduced employer retirement contributions payable by local school districts due to a reduction in the contribution rate; (ii)
$42

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


million for higher education institutions plus $16 million for student scholarships; (iii) $70 million for higher caseload, utilization, and cost of nursing home care; (iv) $60 million for economic development assistance through programs providing incentive grants and loans; and (v) $38 million for corrections including $17 million for operating costs for new and expanded facilities. The balance of the increase is spread over many other departments and program operations.

     Based on current expectations and the adopted budget for fiscal 1998 and excluding any estimate for appropriation lapses during the fiscal year, the unappropriated surplus is projected to decline from $402.7 million at the beginning of the fiscal year to $16.7 million at fiscal year-end (prior to transfer to the Tax Stabilization Reserve Fund). Published reports indicate that year-to-date collections are $123.9 million (1.6%) over official estimates.







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







     Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.


     Nonagricultural employment in Pennsylvania over the ten year period that ended in 1996 increased at an annual rate of 1.03%. This compares to a .41% rate for the Middle Atlantic region and 1.8% rate for the United States as a whole during the period 1986 through 1996. For the last three years, employment in the Commonwealth has increased 3.6%, as compared to 3% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for September, 1997 stood at a seasonally adjusted rate of 5.3%.

The seasonally adjusted national unemployment rate for September, 1997 was 4.9%.

     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1997, the Commonwealth had $4,795.1 million of general obligation debt outstanding.

     Other state-related obligations include "moral obligations". Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

     The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

     Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations. For their fiscal years ended in 1996, the State Employees' Retirement System had an accrued unfunded surplus of $904 million and the Public School Employees' Retirement System had a total unfunded actuarial accrued liability of $1,459 million.

     The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General

Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 20, 1997.

     PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. the audited General Fund balance of Philadelphia as of June 30, 1996 shows a surplus of approximately $118.5 million.

     No further bonds are to be issued by PICA for the purposes of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in Special Revenue Bonds outstanding as of June 30, 1997.

     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

     The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on governmental operations of the
Commonwealth:

Baby Neal v. Commonwealth, et al.

     In 1990, the American Civil Liberties Union and other various named plaintiffs filed an action against the Commonwealth in federal court seeking an order that would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement which provides, among other things, for more Commonwealth funding for such services in fiscal year 1991 and a commitment to pay Pennsylvania counties $30 million over five years. In December 1994, the Third Circuit Court of Appeals reversed the District Court's denial of the plaintiff's motion for class certification in the federal action with respect to the interests of 16 minor plaintiffs. As a result, the District Court has recently certified the class and the parties have resumed discovery.

County of Allegheny v. Commonwealth of Pennsylvania

     On December 7, 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, judgment was stayed in order to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion. On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the Supreme Court's decision in County of Allegheny.

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


The Court issued the writ on July 26, 1996, and appointed a special master to devise and submit a plan for implementation. Following the issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. On January 28, 1997, the Supreme Court granted an extension of time within which the special master must file his report and announced the establishment of a committee comprised of members of the Executive Department, the Legislative Department and the special master, to develop an implementation plan. On January 26, 1997, the "Interim Report of the Master" was filed setting forth a state funding proposal. Objections to the report were due by September 1, 1997. The General Assembly has yet to consider legislation implementing the Pennsylvania Supreme Court's judgment.

Fidelity Bank v. Commonwealth of Pennsylvania

     On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed an action in challenging the constitutional validity of a 1989 amendment increasing the bank shares tax and related legislation. The Commonwealth Court ruled in favor of the Commonwealth finding no constitutional deficiencies in the tax increase, but invalidating one element of the legislation which provided a credit to new banks (the "new bank tax credit"). Fidelity, the Commonwealth and certain intervener banks appealed to the Pennsylvania Supreme Court. However, pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues. The credit represents approximately 5% of the potential claim of Fidelity, had the constitutional issues been resolved in its favor.

     Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth also settled with the intervening banks with respect to issues concerning the new bank tax credit.

     Notwithstanding the foregoing settlements, other banks have filed petitions challenging the validity of the 1989 tax increase. One of these banks, Royal Bank of Pennsylvania, filed a Stipulation of Facts and proceeded forward on behalf of the other banks. The issue in these cases include those which were adjudicated by Fidelity, although not brought to resolution by the Pennsylvania Supreme Court. On January 8, 1998, the Commonwealth Court again ruled in favor of the Commonwealth, upholding the validity of the tax increase. Royal Bank of Pennsylvania has 30 days within which to file exceptions to the Commonwealth Court decision.

Pennsylvania Association of Rural and Small Schools (PARSS) v. Casey

     In January 1991, an association of rural and small schools and several other parties filed a lawsuit against then Governor Robert P. Casey and former Secretary of Education, Donald M. Carroll challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case. In the state case, trial and post-trial briefings have been completed and oral argument was heard on September 8, 1997.

Austin v. Department of Corrections, et al.

     In November 1990, the American Civil Liberties Union filed a class action lawsuit in the United States District Court for the Eastern District of Pennsylvania on behalf of inmate populations in various Pennsylvania correctional institutions, challenging the conditions of confinement and seeking injunctive relief. On January 17, 1995, the Court approved a Settlement Agreement between the parties, pursuant to which the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys, with an additional $100,000 paid in connection with the dismissal of a preliminary injunction relating to certain health issues. The parties are presently complying with monitoring provisions outlined in the Settlement Agreement. The monitoring phase will expire on January 6, 1998. The attorneys' fees for the three-year monitoring period will not exceed $60,000 in any one year.

Envirotest/Synterra Partners

     On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners ("Envirotest") and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have against the Commonwealth arising from the suspension of an emissions testing program. Under the Settlement Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, in payments of $25 million in 1995 and $40 million each in 1996, 1997 and 1998. An additional $11 million may be required to be paid in 1998 depending on the results of property liquidations by Envirotest. Pursuant to a Consent to Assignment entered into in November, 1996, Envirotest has assigned its right, title and interest in the base settlement.

Pennsylvania Human Relations Commission v. School District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al.

     On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

     On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the

Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial orders of the Commonwealth Court." In addition, a group of interveners on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

     On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City, in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity or of contribution against the City.

     Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Pennsylvania Supreme Court on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion.

     On August 20, 1996, Judge Smith issued an Opinion and Order pursuant to which judgment was entered in favor of the School District of Philadelphia and the interveners and against the Commonwealth of Pennsylvania and the Governor of Pennsylvania. Judgment was also entered in favor of the City of Philadelphia and the Mayor of Philadelphia with respect to the intervener's claim and on the cross-claim filed by the Commonwealth and Governor. The Judge ordered the Commonwealth and Governor to submit a plan to the Court within thirty days detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the School District of Philadelphia to enable it to comply with the remedial order during fiscal year 1996-1997 and any future years during which the School District establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "because of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million."

     On August 30, 1996, the Commonwealth filed exceptions to the Findings of Fact, Conclusions of Law and Opinion and Order of Judge Smith along with a Motion to Vacate the purported Order and a Notice of Appeal and Jurisdictional Statement.

     On September 10, 1996, the Pennsylvania Supreme Court issued an order granting the Commonwealth's Motion to Vacate and directed its Prothonotary to establish a briefing schedule and date for oral argument. It also issued a further order limiting the issues to be addressed and stated that the Commonwealth Court is divested of jurisdiction of the matter and all further proceedings in the Commonwealth Court are stayed pending further order of the Supreme Court. The Supreme Court retained jurisdiction in the matter. On January 28, 1997, the Supreme Court issued an Order directing the parties to brief certain specific issues relative to the lower court proceedings.

Ridge v. State Employees' Retirement Board

     On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board alleging that the use of gender distinct actuarial factors for benefits based

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upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner's benefits be "topped up" to equal those that a similarly situated female would be receiving. A decision adverse to the Retirement Board could be applicable to other members of the State Employees' Retirement System and Public School Employees Retirement System. The Commonwealth Court granted the Retirement Board's preliminary objection to Judge Ridge's claims for punitive damages, attorneys fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). On November 20, 1996, the Commonwealth Court heard oral arguments en banc on Judge Ridge's motion for judgment of the pleadings. A decision on that motion is pending. On February 13, 1997, the Commonwealth Court denied Judge Ridge's motion for judgment on the pleadings.


Yesenia Marrerro, et al. v. Commonwealth, et al.

     On February 24, 1997, five residents of the City of Philadelphia, on their own behalf, and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education, claiming that the statutory education financing system is unconstitutional as applied to the School District of Philadelphia and that the system of funding public education violates the constitutional mandate to provide a thorough and efficient system of education in the City of Philadelphia. The lawsuit also alleges that a scheme for financing public education precludes the Commonwealth from providing the constitutionally required "thorough and efficient system of public education" in the circumstances faced by the School District of Philadelphia, and that the defendants have failed to provide the School District of Philadelphia with resources and other assistance necessary to provide all of its students with the quality of education to which they are constitutionally entitled. Among other things, the petitioners seek a declaration that the legislature must amend the present or enact new education legislation so as to assure that education funding for the School District of Philadelphia accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to address their disadvantage.

                                     * * *

     Currently, Pennsylvania general obligation bonds are rated AA- by Standard & Poor's, AA by Fitch, and AA3 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

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